Exhibit 2.1

DESCRIPTION OF SECURITIES REGISTERED UNDER SECTION 12 OF THE EXCHANGE ACT

As of December 31, 2019, AstraZeneca PLC (“AZ,” the “Company,” “we,” “us” and “our”) had the following series of securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one half of an Ordinary Share of 25¢ each	AZN	New York Stock Exchange
Ordinary Shares of 25¢ each		New York Stock Exchange*
2.375% Notes due 2020	AZN 20	New York Stock Exchange
2.375% Notes due 2022	AZN 22A	New York Stock Exchange
Floating Rate Notes due 2022	AZN 22B	New York Stock Exchange
3.500% Notes due 2023	AZN 23	New York Stock Exchange
7.000% Notes due 2023	AZN / 23	New York Stock Exchange
Floating Rate Notes due 2023	AZN 23A	New York Stock Exchange
3.375% Notes due 2025	AZN 25	New York Stock Exchange
3.125% Notes due 2027	AZN 27A	New York Stock Exchange
4.000% Notes due 2029	AZN 29	New York Stock Exchange
6.450% Notes due 2037	AZN 37	New York Stock Exchange
4.000% Notes due 2042	AZN 42	New York Stock Exchange
4.375% Notes due 2045	AZN 45	New York Stock Exchange
4.375% Notes due 2048	AZN 48	New York Stock Exchange

*                 Not for trading, but only in connection with the registration of American Depositary Shares representing such Ordinary Shares pursuant to the requirements of the Securities and Exchange Commission.

Capitalized terms used but not defined herein have the meanings given to them in AZ’s annual report on Form 20-F for the fiscal year ended December 31, 2019.

ORDINARY SHARES

The following description of our ordinary shares is a summary and does not purport to be complete. It is subject to and qualified in its entirety by AZ’s articles of association as adopted at the Annual General Meeting (“AGM”) on May 18, 2018, and by the Companies Act 2006 and any other applicable English law concerning companies, as amended from time to time.

A copy of AZ’s articles of association is filed as an exhibit to AZ’s annual report on Form 20-F for the fiscal year ended December 31, 2019, as Exhibit 1.1.

General

As at December 31, 2019 there were 1,312,137,976 ordinary shares of 25¢ each and 50,000 redeemable preference shares in issue. The ordinary shares represent 99.99% and redeemable preference shares represent 0.01% of the Company’s total share capital. Our ordinary shares are listed on the London Stock Exchange (LSE) and on the Nasdaq Stockholm. AZ ADSs (as further described below), representing 0.5 AZ ordinary shares each, are listed on the New York Stock Exchange (NYSE) under the symbol “AZN”.

Under English law, persons who are neither residents nor nationals of the United Kingdom may freely hold, vote and transfer AZ’s ordinary shares in the same manner and under the same rules as UK residents or nationals.

Dividend rights

Holders of AZ’s ordinary shares may, by ordinary resolution, declare dividends but may not declare dividends in excess of the amount recommended by the board. The directors may also pay interim dividends if it appears to the board that they are justified by the profits of the Company available for distribution. Except as otherwise provided by the rights attached to shares, all dividends shall be declared and paid according to the amounts paid up on the shares on which the dividend is paid; but no amount paid on a share in advance of the date on which a call is payable shall be treated as paid on the share. Dividends may be paid in any currency or currencies and such dividends will be calculated using an appropriate market exchange rate as determined by the directors in accordance with AZ’s articles of association.

If a dividend has not been claimed, the directors may invest the dividend or use it in some other way for the benefit of AZ until the dividend is claimed. If a dividend, an amount treated as an unclaimed dividend or other amount payable in respect of a share remains unclaimed for 12 years after the date such dividend, amount treated as an unclaimed dividend or amount payable in respect of a share was declared or became due for payment, it will be forfeited and ceases to remain owing by AZ (unless the directors decide otherwise). AZ may stop sending dividend cheques, warrants or similar financial instruments by post or otherwise to a holder if those instruments have been returned undelivered to, or left uncashed by, that holder on at least two consecutive occasions, or, following one such occasion, reasonable enquiries have failed to establish the holder’s new address. This entitlement of AZ ceases if the holder claims a dividend or cashes a dividend warrant, cheque or similar financial instrument.

AZ’s articles of association permit payment or satisfaction of a dividend wholly or partly by distribution of assets, including, without limitation, paid up shares or debentures of any other body corporate. Such action must be directed by the general meeting which declared the dividend and upon the recommendation of the directors.

The redeemable preference shares carry no rights to receive dividends.

Voting rights

Shareholders holding ordinary shares directly are entitled to attend and vote at the AGM or may submit a proxy voting instruction in advance, by following the instructions in the notice of AGM. If a shareholder holds shares listed in Stockholm or holds ADRs, information relating to voting and attendance will be included in the relevant notice of AGM. If a shareholder holds his or her shares through a nominee, the nominee provider will be able to advise the shareholder of their arrangements in relation to voting and attendance. AGMs require 21 clear days’ notice to shareholders. Subject to the Companies Act 2006, other general meetings require 14 clear days’ notice.

The necessary quorum is two shareholders present in person or by proxy or corporate representative, representing at least one-third in nominal value of the issued shares of the class (excluding any shares of that class held as treasury shares) or, at any adjourned meeting of such shareholders, one shareholder present in person or by proxy or corporate representative, whatever the amount of such shareholder’s holding, who shall be deemed to constitute a meeting.

A resolution put to the vote at a general meeting held partly by means of electronic facility or facilities, unless the chairman of the meeting determines that it will be decided on a show of hands, will be decided on a poll.  A resolution put to the vote at a general meeting will be decided on a show of hands unless before, or on the declaration of the result of, a vote on the show of hands, or on the withdrawal of any other demand for a poll, a poll is duly demanded.

A poll may be demanded by any of the following:

•                  the chairman of the general meeting;

•                  at least five shareholders present in person or by proxy having the right to vote on the resolution;

•                  any shareholder or shareholders present in person or by proxy representing not less than one-tenth of the total voting rights of all the members having the right to vote on the resolution (excluding any voting rights attached to any shares held as treasury shares); or

•                  any shareholder or shareholders present in person or by proxy holding shares conferring a right to vote on the resolution, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right (excluding any shares conferring a right to vote on the resolution which are held as treasury shares).

The holders of redeemable preference shares have no rights to receive notices of, attend or vote at general meetings except in certain limited circumstances. They have one vote for every 50,000 redeemable preference shares held.

Subject to the provisions of the Companies Act and without prejudice to any special rights previously conferred on the holders of any shares or class of shares for the time being issued, any share in the Company may be classified and be issued in any currency with such preferred, deferred or other special rights, or subject to such restrictions, whether as regards dividend, return of capital, voting or otherwise, as the Company may from time to time by ordinary resolution determine (or, in the absence of any such determination, as the board may classify and determine) and the Company may issue any shares which are, or at the option of the Company or the holder are liable to be redeemed on such terms and in such manner as may be provided by these Articles.

There are no limitations under English law or the articles on the right of non-resident or foreign owners to be the registered holders of, or to exercise voting rights in relation to, ordinary shares or ADRs or to be registered holders of notes or debentures of AZ or its wholly owned subsidiary, Zeneca Wilmington Inc.

AZ is not aware of any agreements between holders of shares that may result in restrictions on the transfer of shares or that may result in restrictions on voting rights.

Directors

AZ’s articles of association provide for a board of directors, consisting (unless otherwise determined by an ordinary resolution of shareholders) of not fewer than 5 directors and not more than 14 directors, in which all powers to manage the business of AZ are vested. Directors may be elected by the members in a general meeting or appointed by AZ’s board. All directors must retire from office at the company’s AGM each year and may present themselves for election or re-election. Directors are not prohibited, upon reaching a particular age, from submitting themselves for election or re-election. Directors may also be removed before the expiration of their term of office in accordance with the provisions of the Companies Act.

The quorum for meetings of the board is a majority of the board, of whom at least four must be non-executive directors. In the absence of a quorum, the directors do not have power to determine compensation arrangements for themselves or any member of the board.

Liquidation rights

On a distribution of AZ’s assets, on a winding-up or other return of capital (subject to certain exceptions), the holders of redeemable preference shares have priority over the holders of ordinary shares to receive the capital paid up on those shares.

Pre-emption rights and new issues of shares

Subject to the provisions of the Companies Act, and without prejudice to any rights attached to any existing shares or class of shares, shares may be issued which are to be redeemed or are to be liable to be redeemed at the option of the Company or the holder.  The board may determine the terms, conditions and manner of redemption of shares provided that it does so before the shares are allotted. Subject to the provisions of the Companies Act 2006, AZ has the right to redeem the redeemable preference shares at any time on giving not less than seven days’ written notice.

Subject to the provisions of the Companies Act relating to authority, pre-emption rights or otherwise and of any resolution of the Company in general meeting passed pursuant to those provisions, and, in the case of redeemable shares, the paragraph above: (a)   the board has general authority to exercise all the powers of the Company to allot shares and to grant rights to subscribe for and to convert any security into shares; (b)   all shares shall be at the disposal of the board; and (c) the board may reclassify, allot (with or without conferring a right of renunciation), grant options over, or otherwise dispose of them to such persons on such terms and conditions and at such times as it thinks fit.

Disclosures of interests in AZ’s shares

There are no provisions in our articles of association whereby persons acquiring, holding or disposing of a certain percentage of AZ’s shares are required to make disclosure of their ownership percentage.

Variation of rights

If, at any time, AZ’s share capital is divided into different classes of shares, the rights attached to any class of shares may be varied, subject to the provisions of the Companies Act, either with the consent in writing of the holders of not less than three-quarters in nominal value of the issued shares of that class or with the sanction of a special resolution passed at a general meeting of such holders.

Class rights are not deemed to be varied by the creation or issue of new share ranking equally with or subsequent to that share or class of shares or by the purchase or redemption by AZ of its own shares, or AZ permitting, in accordance with the Uncertificated Securities Regulations 2001 (including any modification or re-enactment of them for the time being in force), the holding of and transfer of title to shares of that or any other class in uncertificated form by means of a relevant system.

Repurchase of shares

Having regard for business investment, funding the progressive dividend policy and meeting our debt service obligations, the AZ’s board currently believes it is appropriate to continue the suspension of the share repurchase programme which was announced in 2012.

Restrictions on transfers of shares

There are no specific restrictions on the transfer of shares in the Company, which is governed by AZ’s articles of association and prevailing legislation.

AMERICAN DEPOSITARY SHARES

General

The ordinary shares of AZ may be issued in the form of American depositary shares, or ADSs. Each ADS represents 0.5 ordinary share of AZ.

Deutsche Bank Trust Company Americas is the depositary (the “Depositary”) with respect to the ADSs, which are evidenced by American depositary receipts, or ADRs. Each ADS represents a beneficial interest in 0.5 ordinary share deposited with the custodian, as agent of the Depositary, under the Deposit Agreement dated February 6, 2020 between AZ, the Depositary and owners and beneficiaries of the ADRs (the “Deposit Agreement”).

The principal executive office of Depositary and the office at which the ADRs will be administered is currently located at 60 Wall Street, New York, NY 10005, United States of America. The Depositary is a national banking association organized under the laws of the United States. The custodian will be Deutsche Bank AG (London Branch) (the “Custodian”) and its duties will be administered from its principal London office, currently located at Winchester House, 1 Great Winchester Street, London EC2N 2DB, United Kingdom.

The holders of ADSs may hold ADSs either directly by having an ADS registered in their name on the books of the Depositary or indirectly through their broker or other financial institution (the “Holders”). If the Holders hold the ADSs through their broker or financial institution nominee, they must rely on the procedures of such broker or financial institution to assert the rights described in this section. The Holders should consult with their broker or financial institution to find out what those procedures are.

AZ will not treat the Holders as shareholders and the Holders will not have shareholder rights. The Depositary will be the holder of the ordinary shares underlying the ADSs. The Holders will have ADR holder rights, which are set out in the Deposit Agreement. The Deposit Agreement also sets out the rights and obligations of the Depositary.

The following is a summary of the material terms of the Deposit Agreement. Because it is a summary, it does not contain all the information that may be important to the Holders. For more complete information, the Holders should read the entire form of Deposit Agreement and the form of ADR, which contain the terms of the ADSs.

Please refer to Exhibit A on Form F-6 (File no. 333-236014) filed with the Securities and Exchange Commission on February 6, 2020 and available at www.sec.gov. Copies of the Deposit Agreement are also available for inspection at the offices of the Depositary.

Share Dividends and Other Distributions

Whenever the Depositary receives confirmation from the Custodian of receipt of any cash dividend or other cash distribution on any Deposited Securities, or receives proceeds from the sale of any Shares, rights securities or other entitlements under the Deposit Agreement, the Depositary will, if at the time of receipt thereof any amounts received in a Foreign Currency can, in the judgment of the Depositary (upon the terms of the Deposit Agreement), be converted on a practicable basis, into Dollars transferable to the United States, promptly convert or cause to be converted such dividend, distribution or proceeds into Dollars and will distribute promptly the amount thus received (net of applicable fees and charges of, and expenses incurred by, the Depositary and/or a division or Affiliate(s) of the Depositary and taxes and/or governmental charges) to the Holders of record as of the ADS Record Date in proportion to the number of ADSs representing such Deposited Securities held by such Holders respectively as of the ADS Record Date.  The Depositary shall distribute only such amount, however, as can be distributed without attributing to any Holder a fraction of one cent.  Any such fractional amounts shall be rounded down to the nearest whole cent and so distributed to Holders entitled thereto.  Holders and Beneficial Owners understand that in converting Foreign Currency, amounts received on conversion are calculated at a rate which exceeds the number of decimal places used by the Depositary to report distribution rates. The excess amount may be retained by the Depositary as an additional cost of conversion, irrespective of any other fees and expenses payable or owing hereunder and shall not be subject to escheatment. If the Company, the Custodian or the Depositary is required to withhold and does withhold from any cash dividend or other cash distribution in respect of any Deposited Securities an amount on account of taxes, duties or other governmental charges, the amount distributed to Holders on the ADSs representing such Deposited Securities shall be reduced accordingly. Such withheld amounts shall be forwarded by the Company, the Custodian or the Depositary to the relevant governmental authority.  Evidence of payment thereof by the Company shall be forwarded by the Company to the Depositary upon request. The Depositary shall forward to the Company or its agent such information from its records as the Company may reasonably request to enable the Company or its agent to file with governmental agencies such reports as are necessary to obtain benefits under the applicable tax treaties for the Holders and Beneficial Owners of Receipts.

If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, the Company shall cause such Shares to be deposited with the Custodian and registered, as the case may be, in the name of the Depositary, the Custodian or their nominees.  Upon receipt of confirmation of such deposit, the Depositary shall, subject to and in accordance with the Deposit Agreement, establish the ADS Record Date and either (i) distribute to the Holders as of the ADS Record Date in proportion to the number of ADSs held by such Holders as of the ADS Record Date, additional ADSs, which represent in aggregate the number of Shares received as such dividend, or free distribution, subject to the terms of the Deposit Agreement (including, without limitation, the applicable fees and charges of, and expenses incurred by, the Depositary, and taxes and/or governmental charges), or (ii) if additional ADSs are not so distributed, each ADS issued and outstanding after the ADS Record Date shall, to the extent permissible by law, thenceforth also represent rights and interests in the additional Shares distributed upon the Deposited Securities represented thereby (net of the applicable fees and charges of, and the expenses incurred by, the Depositary, and taxes and/or governmental charges).  In lieu of delivering fractional ADSs, the Depositary shall sell the number of Shares represented by the aggregate of such fractions and distribute the proceeds upon the terms set forth in the Deposit Agreement.

In the event that (x) the Depositary determines that any distribution in property (including Shares) is subject to any tax or other governmental charges which the Depositary is obligated to withhold, or, (y) if the Company, in the fulfillment of its obligations under the Deposit Agreement, has either (a) furnished an opinion of U.S. counsel determining that Shares must be registered under the Securities Act or other laws in order to be distributed to Holders (and no such registration statement has been declared effective), or (b) fails to timely deliver the documentation contemplated in the Deposit Agreement, the Depositary may dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner, including by public or private sale, as the Depositary deems necessary and practicable, and the Depositary shall distribute the net proceeds of any such sale (after deduction of taxes and/or governmental charges, and fees and charges of, and expenses incurred by, the Depositary and/or a division or Affiliate(s) of the Depositary) to Holders entitled thereto upon the terms of the Deposit Agreement. The Depositary shall hold and/or distribute any unsold balance of such property in accordance with the provisions of the Deposit Agreement.

Upon timely receipt of a notice indicating that the Company wishes an elective distribution to be made available to Holders upon the terms described in the Deposit Agreement, the Depositary shall, upon provision of all documentation required under the Deposit Agreement, (including, without limitation, any legal opinions the Depositary may request under the Deposit Agreement) determine whether such distribution is lawful and reasonably practicable.  If so, the Depositary shall, subject to the terms and conditions of the Deposit Agreement, establish an ADS Record Date hereof and establish procedures to enable the Holder hereof to elect to receive the proposed distribution in cash or in additional ADSs.  If a Holder elects to receive the distribution in cash, the dividend shall be distributed as in the case of a distribution in cash.  If the Holder hereof elects to receive the distribution in additional ADSs, the distribution shall be distributed as in the case of a distribution in Shares upon the terms described in the Deposit Agreement.  If such elective distribution is not lawful or reasonably practicable or if the Depositary did not receive satisfactory documentation set forth in the Deposit Agreement, the Depositary shall, to the extent permitted by law, distribute to Holders, on the basis of the same determination as is made in the United Kingdom, in respect of the Shares for which no election is made, either (x) cash or (y) additional ADSs representing such additional Shares, in each case, upon the terms described in the Deposit Agreement.  Nothing herein shall obligate the Depositary to make available to the Holder hereof a method to receive the elective dividend in Shares (rather than ADSs).  There can be no assurance that the Holder hereof will be given the opportunity to receive elective distributions on the same terms and conditions as the holders of Shares.

Whenever the Company intends to distribute to the holders of the Deposited Securities rights to subscribe for additional Shares, the Company shall give notice thereof to the Depositary at least 60 days prior to the proposed distribution stating whether or not it wishes such rights to be made available to Holders of ADSs. Upon timely receipt by the Depositary of a notice indicating that the Company wishes such rights to be made available to Holders of ADSs, the Company shall determine whether it is lawful and reasonably practicable to make such rights available to the Holders. The Depositary shall make such rights available to any Holders only if the Company shall have timely requested that such rights be made available to Holders, the Depositary shall have received the documentation required by the Deposit Agreement, and the Depositary shall have determined that such distribution of rights is lawful and reasonably practicable.  If such conditions are not satisfied, the Depositary shall sell the rights as described below.  In the event all conditions set forth above are satisfied, the Depositary shall establish an ADS Record Date and establish procedures (x) to distribute such rights (by means of warrants or otherwise) and (y) to enable the Holders to exercise the rights (upon payment of the applicable fees and charges of, and expenses incurred by, the Depositary and/or a division or Affiliate(s) of the Depositary and taxes and/or governmental charges).  Nothing herein or in the Deposit Agreement shall obligate the Depositary to make available to the Holders a method to exercise such rights to subscribe for Shares (rather than ADSs).  If (i) the Company does not timely request the Depositary to make the rights available to Holders or if the Company requests that the rights not be made available to Holders, (ii) the Depositary fails to receive the documentation required by the Deposit Agreement or determines it is not lawful or reasonably practicable to make the rights available to Holders, or (iii) any rights made available are not exercised and appear to be about to lapse, the Depositary shall determine whether it is lawful and reasonably practicable to sell such rights, and if it so determines that it is lawful and reasonably practicable, endeavour to sell such rights in a riskless principal capacity or otherwise, at such place and upon such terms (including public and/or private sale) as it may deem proper.  The Depositary shall, upon such sale, convert and distribute proceeds of such sale (net of applicable fees and charges of, and expenses incurred by, the Depositary and/or a division or Affiliate(s) of the Depositary and taxes and/or governmental charges) upon the terms hereof and in the Deposit Agreement.  If the Depositary is unable to make any rights available to Holders or to arrange for the sale of the rights upon the terms described above, the Depositary shall allow such rights to lapse.  The Depositary shall not be responsible for, and the Company shall not be liable to Holders or Beneficial Owners for (i) any failure to determine that it may be lawful or practicable to make such rights available to Holders in general or any Holders in particular, (ii) any foreign exchange exposure or loss incurred in connection with such sale, or exercise, or (iii) the content of any materials forwarded to the Holders on behalf of the Company in connection with the rights distribution.

Notwithstanding anything herein to the contrary, if registration (under the Securities Act and/or any other applicable law) of the rights or the securities to which any rights relate may be required in order for the Company to offer such rights or such securities to Holders and to sell the securities represented by such rights, the Depositary will not distribute such rights to the Holders (i) unless and until a registration statement under the Securities Act (and such other applicable law) covering such offering is in effect or (ii) unless the Company furnishes to the Depositary opinion(s) of counsel for the Company in the United States and counsel for the Company in the United Kingdom, in each case satisfactory to the Depositary, to the effect that the offering and sale of such securities to Holders and Beneficial Owners are exempt from, or do not require registration under, the provisions of the

Securities Act or any other applicable laws.  In the event that the Company, the Depositary or the Custodian shall be required to withhold and does withhold from any distribution of property (including rights) an amount on account of taxes and/or other governmental charges, the amount distributed to the Holders shall be reduced accordingly. In the event that the Depositary determines that any distribution in property (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charges which the Depositary is obligated to withhold, the Depositary may dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner, including by public or private sale, as the Depositary deems necessary and practicable to pay any such taxes and/or charges.

There can be no assurance that Holders generally, or any Holder in particular, will be given the opportunity to exercise rights on the same terms and conditions as the holders of Shares or to exercise such rights.  Nothing herein shall obligate the Company to file any registration statement in respect of any rights or Shares or other securities to be acquired upon the exercise of such rights or otherwise to register or qualify the offer or sale of such rights or securities under the applicable law of any other jurisdiction for any purpose.

Upon receipt of a notice regarding property other than cash, Shares or rights to purchase additional Shares, to be made to Holders of ADSs, the Depositary shall determine, after consultation with the Company, whether such distribution to Holders is lawful and reasonably practicable.  The Depositary shall not make such distribution unless (i) the Company shall have timely requested the Depositary to make such distribution to Holders, (ii) the Depositary shall have received the documentation required by the Deposit Agreement, and (iii) the Depositary shall have determined that such distribution is lawful and reasonably practicable.  Upon satisfaction of such conditions, the Depositary shall distribute the property so received to the Holders of record as of the ADS Record Date, in proportion to the number of ADSs held by such Holders respectively and in such manner as the Depositary may deem practicable for accomplishing such distribution (i) upon receipt of payment or net of the applicable fees and charges of, and expenses incurred by, the Depositary, and (ii) net of any taxes and/or governmental charges.  The Depositary may dispose of all or a portion of the property so distributed and deposited, in such amounts and in such manner (including public or private sale) as the Depositary may deem practicable or necessary to satisfy any taxes (including applicable interest and penalties) or other governmental charges applicable to the distribution.

If the conditions above are not satisfied, the Depositary shall sell or cause such property to be sold in a public or private sale, at such place or places and upon such terms as it may deem proper and shall distribute the proceeds of such sale received by the Depositary (net of (a) applicable fees and charges of, and expenses incurred by, the Depositary and/or a division or Affiliate(s) of the Depositary and (b) taxes and/or governmental charges) to the Holders upon the terms hereof and of the Deposit Agreement.  If the Depositary is unable to sell such property, the Depositary may dispose of such property in any way it deems reasonably practicable under the circumstances.

Withdrawal and Cancellation

Upon surrender, at the Corporate Trust Office of the Depositary, of ADSs evidenced by this Receipt for the purpose of withdrawal of the Deposited Securities represented thereby, and upon payment of (i) the fees and charges of the Depositary for the making of withdrawals of Deposited Securities and cancellation of Receipts and (ii) all fees, taxes and/or governmental charges payable in connection with such surrender and withdrawal, and, subject to the terms and conditions of the Deposit Agreement, the Memorandum and Articles of Association and the provisions of or governing the Deposited Securities and other applicable laws, the Holder of the American Depositary Shares evidenced hereby is entitled to Delivery, to him or upon his order, of the Deposited Securities represented by the ADS so surrendered.  ADS may be surrendered for the purpose of withdrawing Deposited Securities by Delivery of a Receipt evidencing such ADS (if held in registered form) or by book entry delivery of such ADS to the Depositary.

A Receipt surrendered for such purposes shall, if so required by the Depositary, be properly endorsed in blank or accompanied by proper instruments of transfer in blank, and if the Depositary so requires, the Holder thereof shall execute and deliver to the Depositary a written order directing the Depositary to cause the Deposited Securities being withdrawn to be Delivered to or upon the written order of a person or persons designated in such order. Thereupon, the Depositary shall direct the Custodian to Deliver (without unreasonable delay) at the designated office of the Custodian or through a book-entry delivery of the Shares (in either case subject to the terms and conditions of the Deposit Agreement, to the Memorandum and Articles of Association, and to the provisions of or governing the Deposited Securities and applicable laws, now or hereafter in effect), to or upon the written order of the person or persons designated in the order delivered to the Depositary as provided above, the Deposited Securities represented by such ADSs, together with any certificate or other proper documents of or relating to title for the Deposited Securities or evidence of the electronic transfer thereof (if available) as the case may be to or for the account of such person.  In the case of surrender of a Receipt evidencing a number of ADSs representing other than a whole number of Shares, the Depositary shall cause ownership of the appropriate whole number of Shares to be Delivered in accordance with the terms hereof, and shall, at the discretion of the Depositary, either (i) issue and Deliver to the person surrendering such Receipt a new Receipt evidencing American Depositary Shares representing any remaining fractional Share, or (ii) sell or cause to be sold the fractional Shares represented by the Receipt so surrendered and remit the proceeds thereof (net of (a) applicable fees and charges of, and expenses incurred by, the Depositary and/or a division or Affiliate(s) of the Depositary and (b) taxes and/or governmental charges) to the person surrendering the Receipt.  At the request, risk and expense of any Holder so surrendering a Receipt, and for the account of such Holder, the Depositary shall direct the Custodian to forward (to the extent permitted by law) any cash or other property (other than securities) held in respect of, and any certificate or certificates and other proper documents of or relating to title to, the Deposited Securities represented by such Receipt to the Depositary for Delivery at the Corporate Trust Office of the Depositary, and for further Delivery to such Holder.  Such direction shall be given by letter or, at the request, risk and expense of such Holder, by cable, telex or facsimile transmission. Upon receipt of such direction by the Depositary, the Depositary may make delivery to such person or persons entitled thereto at the Corporate Trust Office of the Depositary of any dividends or cash distributions with respect to the Deposited Securities represented by such Receipt, or of any proceeds of sale of any dividends, distributions or rights, which may at the time be held by the Depositary.

Voting Rights

Subject to the next sentence, as soon as practicable after receipt of notice of any meeting at which the holders of Deposited Securities are entitled to vote, or of solicitation of consents or proxies from holders of Deposited Securities, the Depositary shall fix the ADS Record Date in respect of such meeting or such solicitation of consents or proxies. The Depositary shall, if requested by the Company in writing in a timely manner (the Depositary having no obligation to take any further action if the request shall not have been received by the Depositary at least 30 Business Days prior to the date of such vote or meeting) and at the Company’s expense, and provided no U.S. legal prohibitions exist, mail by regular, ordinary mail delivery (or by electronic mail or as otherwise may be agreed between the Company and the Depositary in writing from time to time) or otherwise distribute as soon as practicable after receipt thereof to Holders as of the ADS Record Date: (a) such notice of meeting or solicitation of consent or proxy; (b) a statement that the Holders at the close of business on the ADS Record Date will be entitled, subject to any applicable law, the provisions of this Deposit Agreement, the Company’s Memorandum and Articles of Association and the provisions of or governing the Deposited Securities (which provisions, if any, shall be summarized in pertinent part by the Company), to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the Deposited Securities represented by such Holder’s American Depositary Shares; and (c) a brief statement as to the manner in which such voting instructions may be given to the Depositary.  Voting instructions may be given only in respect of a number of American Depositary Shares representing an integral number of Deposited Securities.  Upon the timely receipt of voting instructions of a Holder on the ADS Record Date in the manner specified by the Depositary, the Depositary shall endeavor, insofar as practicable and permitted under applicable law, the provisions of this Deposit Agreement, the Company’s Memorandum and Articles of Association and the provisions of or governing the Deposited Securities, to vote or cause the Custodian to vote the Deposited Securities (in person or by proxy) represented by American Depositary Shares evidenced by such Receipt in accordance with such voting instructions.

Neither the Depositary nor the Custodian shall, under any circumstances exercise any discretion as to voting, and neither the Depositary nor the Custodian shall vote, attempt to exercise the right to vote, or in any way make use of for purposes of establishing a quorum or otherwise, Deposited Securities represented by ADSs except pursuant to and in accordance with such written instructions from Holders.  Deposited Securities represented by ADSs for which (i) no timely voting instructions are received by the Depositary from the Holder, or (ii) timely voting instructions are received by the Depositary from the Holder but such voting instructions fail to specify the manner in which the Depositary is to vote the Deposited Securities represented by such Holder’s ADSs, shall be voted in the manner provided under the previous paragraph.

There can be no assurance that Holders or Beneficial Owners generally or any Holder or Beneficial Owner in particular will receive the notice described above with sufficient time to enable the Holder to return voting instructions to the Depositary in a timely manner.

Notwithstanding the above, save for applicable provisions of the laws of England and Wales, and in accordance with the Standard of Care of the Deposit Agreement, the Depositary shall not be liable for any failure to carry out any instructions to vote any of the Deposited Securities or the manner in which such vote is cast or the effect of such vote.

Reports and Other Communications

The Company is subject to the periodic reporting requirements of the Exchange Act applicable to foreign private issuers (as defined in Rule 405 of the Securities Act) and accordingly files certain information with the Commission.  These reports and documents can be inspected and copied at the public reference facilities maintained by the Commission located at 100 F Street, N.E., Washington D.C. 20549, U.S.A.  The Depositary shall make available during normal business hours on any Business Day for inspection by Holders at its Corporate Trust Office any reports and communications, including any proxy soliciting materials, received from the Company which are both (a) received by the Depositary, the Custodian, or the nominee of either of them as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company.

Reclassifications, Recapitalizations and Mergers

Upon any change in par value, split-up, subdivision, cancellation, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger, amalgamation or consolidation or sale of assets affecting the Company or to which it otherwise is a party, any securities which shall be received by the Depositary or a Custodian in exchange for, or in conversion of or replacement or otherwise in respect of, such Deposited Securities shall, to the extent permitted by law, be treated as new Deposited Securities under the Deposit Agreement, and the Receipts shall, subject to the provisions of the Deposit Agreement and applicable law, evidence ADSs representing the right to receive such additional securities. Alternatively, the Depositary may, with the Company’s approval, and shall, if the Company shall so requests, subject to the terms of the Deposit Agreement and receipt of satisfactory documentation contemplated by the Deposit Agreement, execute and deliver additional Receipts as in the case of a stock dividend on the Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts, in either case, as well as in the event of newly deposited Shares, with necessary modifications to this form of Receipt specifically describing such new Deposited Securities and/or corporate change. Notwithstanding the foregoing, in the event that any security so received may not be lawfully distributed to some or all Holders, the Depositary may, with the Company’s approval, and shall if the Company requests, subject to receipt of satisfactory legal documentation contemplated in the Deposit Agreement, sell such securities at public or private sale, at such place or places and upon such terms as it may deem proper and may allocate the net proceeds of such sales (net of fees and charges of, and expenses incurred by, the Depositary and/or a division or Affiliate(s) of the Depositary and taxes and/or governmental charges) for the account of the Holders otherwise entitled to such securities and distribute the net proceeds so allocated to the extent practicable as in the case of a distribution received in cash pursuant to the Deposit Agreement. The Depositary shall not be responsible for (i) any failure to determine that it may be lawful or feasible to make such securities available to Holders in general or any Holder in particular, (ii) any foreign exchange exposure or loss incurred in connection with such sale, or (iii) any liability to the purchaser of such securities.

Amendment and Termination

Subject to the terms and conditions of this paragraph, and applicable law, this Receipt and any provisions of the Deposit Agreement may at any time and from time to time be amended or supplemented by written agreement between the Company and the Depositary in any respect which they may deem necessary or desirable without the consent of the Holders or Beneficial Owners. Any amendment or supplement which shall impose or increase any fees or charges (other than the charges of the Depositary in connection with foreign exchange control regulations, and taxes and/or other governmental charges, delivery and other such expenses), or which shall otherwise materially prejudice any substantial existing right of Holders or Beneficial Owners, shall not, however, become effective as to outstanding Receipts until 30 days after notice of such amendment or supplement shall have been given to the Holders of outstanding Receipts. Notice of any amendment to the Deposit Agreement or form of Receipts shall not need to describe in detail the specific amendments effectuated thereby, and failure to describe the specific amendments in any such notice shall not render such notice invalid, provided, however, that, in each such case, the notice given to the Holders identifies a means for Holders and Beneficial Owners to retrieve or receive the text of such amendment (i.e., upon retrieval from the Commission’s, the Depositary’s or the Company’s website or upon request from the Depositary). The parties hereto agree that any amendments or supplements which (i) are reasonably necessary (as agreed by the Company and the Depositary) in order for (a) the ADSs to be registered on Form F-6 under the Securities Act or (b) the ADSs or Shares to be traded solely in electronic book-entry form and (ii) do not in either such case impose or increase any fees or charges to be borne by Holders, shall be deemed not to materially prejudice any substantial rights of Holders or Beneficial Owners. Every Holder and Beneficial Owner at the time any amendment or supplement so becomes effective shall be deemed, by continuing to hold such ADS, to consent and agree to such amendment or supplement and to be bound by the Deposit Agreement as amended or supplemented thereby. In no event shall any amendment or supplement impair the right of the Holder to surrender such Receipt and receive therefor the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law. Notwithstanding the foregoing, if any governmental body should adopt new laws, rules or regulations which would require amendment or supplement of the Deposit Agreement to ensure compliance therewith, the Company and the Depositary may amend or supplement the Deposit Agreement and the Receipt at any time in accordance with such changed laws, rules or regulations. Such amendment or supplement to the Deposit Agreement in such circumstances may become effective before a notice of such amendment or supplement is given to Holders or within any other period of time as required for compliance with such laws, or rules or regulations.

The Depositary shall, at any time at the written direction of the Company, terminate the Deposit Agreement by mailing notice of such termination to the Holders of all Receipts then outstanding at least 90 days prior to the date fixed in such notice for such termination provided that, the Depositary shall be reimbursed for any amounts, fees, costs or expenses owed to it in accordance with the terms of the Deposit Agreement and in accordance with any other agreements as otherwise agreed in writing between the Company and the Depositary from time to time, prior to such termination shall take effect. If 90 days shall have expired after (i) the Depositary shall have delivered to the Company a written notice of its election to resign, or (ii) the Company shall have delivered to the Depositary a written notice of the removal of the Depositary, and in either case a successor depositary shall not have been appointed and accepted its appointment as provided herein and in the Deposit Agreement, the Depositary may terminate the Deposit Agreement by mailing notice of such termination to the Holders of all Receipts then outstanding at least 30 days prior to the date fixed for such termination. On and after the date of termination of the Deposit Agreement, each Holder will, upon surrender of such Holder’s Receipt at the Corporate Trust Office of the Depositary, upon the payment of the charges of the Depositary for the surrender of Receipts referred to in Article (2) hereof and in the Deposit Agreement and subject to the conditions and restrictions therein set forth, and upon payment of any applicable taxes and/or governmental charges, be entitled to delivery, to him or upon his order, of the amount of Deposited Securities represented by such Receipt. If any Receipts shall remain outstanding after the date of termination of the Deposit Agreement, the Registrar thereafter shall discontinue the registration of transfers of Receipts, and the Depositary shall suspend the distribution of dividends to the Holders thereof, and shall not give any further notices or perform any further acts under the Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights or other property as provided in the Deposit Agreement, and shall continue to deliver Deposited Securities, subject to the conditions and restrictions set forth in the Deposit Agreement, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, or charging, as the case may be, in each case the charges of the Depositary for the surrender of a Receipt, any expenses for the account of the Holder in accordance with the terms and conditions of the Deposit Agreement and any applicable taxes and/or governmental charges or assessments). At any time after the expiration of six months from the date of termination of the Deposit Agreement, the Depositary may sell the Deposited Securities then held hereunder and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, in an unsegregated account, without liability for interest for the pro rata benefit of the Holders of Receipts whose Receipts have not theretofore been surrendered. After making such sale, the Depositary shall be discharged from all obligations under the Deposit Agreement with respect to the Receipts and the Shares, Deposited Securities and ADSs, except to account for such net proceeds and other cash (after deducting, or charging, as the case may be, in each case the charges of the Depositary for the surrender of a Receipt, any expenses for the account of the Holder in accordance with the terms and conditions of the Deposit Agreement and any applicable taxes and/or governmental charges or assessments) and except as set forth in the Deposit Agreement. Upon the termination of the Deposit Agreement, the Company shall be discharged from all obligations under the Deposit Agreement except as set forth in the Deposit Agreement. The obligations under the terms of the Deposit Agreement and Receipts of Holders and Beneficial Owners of ADSs outstanding as of the effective date of any termination shall survive such effective date of termination and shall be discharged only when the applicable ADSs are presented by their Holders to the Depositary for cancellation under the terms of the Deposit Agreement and the Holders have each satisfied any and all of their obligations hereunder

(including, but not limited to, any payment and/or reimbursement obligations which relate to prior to the effective date of termination but which payment and/or reimbursement is claimed after such effective date of termination).

Limitation on Obligations and Liability to ADR Holders

None of the Depositary, the Custodian or the Company shall be obligated to do or perform any act which is inconsistent with the provisions of the Deposit Agreement or shall incur any liability to Holders, Beneficial Owners or any third parties (i) if the Depositary, the Custodian or the Company or their respective controlling persons or agents shall be prevented or forbidden from, or subjected to any civil or criminal penalty or restraint on account of, or delayed in, doing or performing any act or thing required by the terms of the Deposit Agreement and this Receipt, by reason of any provision of any present or future law or regulation of the United States, England and Wales or any other country, or of any other governmental authority or regulatory authority or stock exchange, or by reason of any provision, present or future of the Memorandum and Articles of Association or any provision of or governing any Deposited Securities, or by reason of any act of God or war or other circumstances beyond its control, (including, without limitation, nationalization, expropriation, currency restrictions, work stoppage, strikes, civil unrest, revolutions, rebellions, explosions and computer failure), (ii) by reason of any exercise of, or failure to exercise, any discretion provided for in the Deposit Agreement or in the Memorandum and Articles of Association or provisions of or governing Deposited Securities, (iii) for any action or inaction of the Depositary, the Custodian or the Company or their respective controlling persons or agents in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Holder, any Beneficial Owner or authorized representative thereof, or any other person believed by it in good faith to be competent to give such advice or information, (iv) for any inability by a Holder or Beneficial Owner to benefit from any distribution, offering, right or other benefit which is made available to holders of Deposited Securities but is not, under the terms of the Deposit Agreement, made available to Holders of ADS or (v) for any special, consequential, indirect or punitive damages for any breach of the terms of the Deposit Agreement or otherwise.  The Depositary, its controlling persons, its agents (including without limitation, the Agents), any Custodian and the Company, its controlling persons and its agents may rely and shall be protected in acting upon any written notice, request, opinion or other document believed by it to be genuine and to have been signed or presented by the proper party or parties.  No disclaimer of liability under the Securities Act or the Exchange Act is intended by any provision of the Deposit Agreement.

Books of Depositary

The Depositary or the Registrar, as applicable, shall keep books for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Company and by the Holders of such Receipts, provided that such inspection shall not be, to the Depositary’s or the Registrar’s knowledge, for the purpose of communicating with Holders of such Receipts in the interest of a business or object other than the business of the Company or other than a matter related to the Deposit Agreement or the Receipts.

The Depositary or the Registrar, as applicable, may close the transfer books with respect to the Receipts, at any time or from time to time, when deemed necessary or advisable by it in good faith in connection with the performance of its duties hereunder, or at the reasonable written request of the Company subject, in all cases, to Regulatory Compliance and compliance with U.S. Securities Laws.

DEBT SECURITIES

Each series of notes listed on the New York Stock Exchange and set forth on the cover page to AZ’s annual report on Form 20-F for the fiscal year ended December 31, 2019 has been issued by AstraZeneca plc. Each of these series of notes was issued pursuant to an effective registration statement and a related prospectus and prospectus supplement (if applicable) setting forth the terms of the relevant series of notes.

The following table sets forth the dates of the registration statements, dates of the base prospectuses and dates of issuance for each relevant series of notes (the “Notes”).

Series	Registration Statement	Date of Base Prospectus	Date of Issuance
2.375% Notes due 2020	333-192551	November 26, 2013	November 16, 2015
2.375% Notes due 2022	333-214756	November 22, 2016	June 12, 2017
Floating Rate Notes due 2022	333-214756	November 22, 2016	June 12, 2017
3.500% Notes due 2023	333-214756	November 22, 2016	August 17, 2018
7.000% Notes due 2023	33-71046	November 9, 1993	November 9, 1993
Floating Rate Notes due 2023	333-214756	November 22, 2016	August 17, 2018
3.375% Notes due 2025	333-192551	November 26, 2013	November 16, 2015
3.125% Notes due 2027	333-214756	November 22, 2016	June 12, 2017
4.000% Notes due 2029	333-214756	November 22, 2016	August 17, 2018
6.450% Notes due 2037	333-145848	August 31, 2007	September 12, 2007
4.000% Notes due 2042	333-171306	December 21, 2010	September 18, 2012
4.375% Notes due 2045	333-192551	November 26, 2013	November 16, 2015
4.375% Notes due 2048	333-214756	November 22, 2016	August 17, 2018

The following descriptions of our Notes are summaries and do not purport to be complete and are qualified in their entirety by the full terms of the applicable Notes.

The Prospectus Supplement sections below describe the specific financial and legal terms of the respective Notes, and supplements the more general descriptions under “Description of Debt Securities” in the applicable Base Prospectus of the respective Notes. To the extent that the Prospectus Supplement description is inconsistent with the terms described under “Description of Debt Securities” in the applicable Base Prospectus, the description in the Prospectus Supplement supersedes that in the applicable Base Prospectus.

A.            2.375% Notes due 2020, 3.375% Notes due 2025 and 4.375% Notes due 2045

Prospectus Supplement:

DESCRIPTION OF NOTES

General

We offered  $1,600,000,000 initial aggregate principal amount of 2.375% Notes due 2020 (the “2020 Notes”), $2,000,000,000 initial aggregate principal amount of 3.375% Notes due 2025 (the “2025 Notes”), $1,000,000,000 initial aggregate principal amount of 4.375% Notes due 2045 (the “2045 Notes” and, collectively with the 2020 Notes and the 2025 Notes, the “Fixed Rate Notes” or the “notes”), each as a separate series of notes under the Indenture, and, as such, each series of notes vote and act, and may be redeemed, separately. The notes are governed by New York law.

The notes are unsecured, unsubordinated indebtedness of AstraZeneca PLC and rank equally with all of AstraZeneca PLC’s other unsecured and unsubordinated indebtedness from time to time outstanding.

There is no sinking fund for any series of notes. We have listed the notes on the New York Stock Exchange.

Interest Payments and Maturity

For purposes of the description below, “business day” means any day which is not, in London, England or New York, New York, or the place of payment of amounts payable in respect of the notes, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law, regulation or executive order to close. A “London business day” is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Fixed Rate Notes

Maturity. The entire principal amount of the 2020 Notes, the 2025 Notes and the 2045 Notes will mature and become due and payable, together with any accrued and unpaid interest, on November 16, 2020, November 16, 2025 and November 16, 2045, respectively.

Interest Rate. Each of the 2020 Notes, the 2025 Notes and the 2045 Notes will bear interest from their respective original issue date until their principal amount is paid or made available for payment, at a rate equal to 2.375%, 3.375% and 4.375% per annum, respectively, calculated on the basis of a 360-day year and twelve 30-day months.

Interest Payment Dates. Interest on the Fixed Rate Notes will be paid semi-annually in arrears on May 16 and November 16 of each year, commencing May 16, 2016 (each a “Fixed Rate Interest Payment Date”). However, if a Fixed Rate Interest Payment Date would fall on a day that is not a business day, the Fixed Rate Interest Payment Date will be postponed to the next succeeding day that is a business day, but no additional interest shall be paid unless we fail to make payment on such date.

Interest Periods. The first interest period for the Fixed Rate Notes will be the period from and including the issue date to but excluding the first Fixed Rate Interest Payment Date. Thereafter, the interest periods for the Fixed Rate Notes will be the periods from and including the Fixed Rate Interest Payment Dates to but excluding the immediately succeeding Fixed Rate Interest Payment Date (together with the first interest period, each a “Fixed Rate Interest Period”). The final Fixed Rate Interest Period will be the period from and including the Fixed Rate Interest Payment Date immediately preceding the maturity date to the maturity date.

Redemption

As explained below, under certain circumstances we may redeem the notes before they mature. This means that we may repay them early. If we redeem one series of notes we will have no obligation to redeem any other series. The security holder has no right to require us to redeem the notes. Notes will stop bearing interest on the redemption date, even if the security holder does not collect his or her money. We will give notice to DTC of any redemption we propose to make at least 30 days, but no more than 60 days, before the redemption date. Notice by DTC to participating institutions and by these participants to street name holders of indirect interests in the notes will be made according to arrangements among them and may be subject to statutory or regulatory requirements.

Optional Redemption

We may redeem the Fixed Rate Notes, in whole or in part, at any time and from time to time at a redemption price equal to the greater of (i) 100% of the principal amount of such series of Fixed Rate Notes, and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the series of Fixed Rate Notes to be redeemed (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus the Make-Whole Spread (as set forth below) plus, in each case, accrued interest thereon to the date of redemption. In connection with such optional redemption, the following defined terms apply:

•                  “Treasury rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the comparable treasury issue, assuming a price for the comparable treasury issue (expressed as a percentage of its principal amount) equal to the comparable treasury price for such redemption date.

•                  “Comparable treasury issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the applicable series of Fixed Rate Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such series of Fixed Rate Notes.

•                  “Comparable treasury price” means, with respect to any redemption date, (i) the average, as determined by the Quotation Agent, of the reference treasury dealer quotations for such redemption date, after excluding the highest and lowest such reference treasury dealer quotations, or (ii) if the Quotation Agent obtains fewer than three such reference treasury dealer quotations, the average of all such quotations.

•                  “Quotation Agent” means the reference treasury dealer appointed by us.

•                  “Reference treasury dealer” means (i) each of Barclays Capital Inc., HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, and their respective successors or affiliates; provided, however, that if the foregoing shall cease to be a primary US government securities dealer in New York City (a “primary treasury dealer”), we shall substitute therefor another primary treasury dealer; and (ii) any other primary treasury dealer selected by us.

•                  “Reference treasury dealer quotations” means, with respect to each reference treasury dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the comparable treasury issue (expressed in each case as a percentage of its principal amount) quoted in writing to the trustee by such reference treasury dealer at 5:00 p.m., Eastern Standard Time, on the third business day preceding such redemption date.

•                  “Make-Whole Spread” means, with respect to, (i) the 2020 Notes, 15 basis points, (i) the 2025 Notes, 20 basis points and (iii) the 2045 Notes, 25 basis points.

Optional Tax Redemption

In the event of various tax law changes after the date of this prospectus supplement and other limited circumstances that require us to pay additional amounts, as described below under “— Payment of Additional Amounts”, we may redeem all, but not less than all, of each series of notes at a price equal to 100% of the principal amount of each series of notes plus accrued interest to the date of redemption. This means we may repay any one or each series of notes early. We discuss our ability to redeem the notes in greater detail under “Description of Debt Securities — Optional Tax Redemption” in the accompanying prospectus.

Further Issuances

We may, without the consent of the holders of any series of notes, issue additional notes of each or any such series having the same ranking and same interest rate, maturity date, redemption terms and other terms as the applicable series of notes described in this prospectus supplement. Any such additional notes, together with the applicable series of notes offered by this prospectus supplement, will constitute a single series of securities under the Indenture. There is no limitation on the amount of notes or other debt securities that we may issue under such indenture.

We may offer additional notes of any series of notes with OID for US federal income tax purposes as part of a further issue. Purchasers of notes of such series after the date of any further issue will not be able to differentiate between notes sold as part of such further issue and previously issued notes. If we were to issue additional notes with OID, purchasers of notes after such further issue may be required to accrue OID with respect to their notes. This may affect the price of outstanding notes of such series following a further issue. Purchasers are advised to consult legal counsel with respect to the implications of any future decision by us to undertake a further issue of notes of any series with OID.

Form, Denomination, Clearance and Settlement

We will issue the notes in fully registered form. Each series of notes will be represented by one or more global securities registered in the name of a nominee of DTC. The security holder will hold beneficial interests in the notes through DTC in book-entry form. The notes will be issued in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof. The underwriters expect to deliver the notes through the facilities of DTC on November 16, 2015. Indirect holders trading their beneficial interests in the notes through DTC must trade in DTC’s same-day funds settlement system and pay in immediately available funds. Secondary market trading through Euroclear and Clearstream, Luxembourg will occur in the ordinary way following the applicable rules and operating procedures of Euroclear and Clearstream, Luxembourg.

Payment of principal of and interest on each series of notes, so long as the notes are represented by global securities, as discussed below, will be made in immediately available funds. Beneficial interests in the global securities will trade in the same-day funds settlement system of DTC, and secondary market trading activity in such interests will therefore settle in same-day funds.

Payment of Additional Amounts

We agree that any amounts to be paid by us under the notes of principal, premium and interest in respect of the notes will be paid without deduction or withholding for, any and all present and future taxes, levies, duties, assessments, imposts or other governmental charges of whatever nature imposed, assessed, levied or collected by or for the account of the government of any jurisdiction in which we are resident for tax purposes (at the time of the issuance, the UK) or any political subdivision or taxing authority of such jurisdiction, unless such withholding or deduction is required by law. If such deduction or withholding is at any time required, we will (subject to compliance by the security holder with any relevant administrative requirements) pay such additional amounts as will result in the receipt of such amounts as would have been received by the holder had no such withholding or deduction been required, provided that we will not have to pay additional amounts if:

(i) the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for the holder’s connection to the jurisdiction in which we are resident for tax purposes, other than by merely holding the note or by receiving principal, premium, if any, or interest, if any, on the note, or enforcing the note. These connections include where the holder or related party:

•                  is or has been a domiciliary, national or resident of such jurisdiction;

•                  is or has been engaged in a trade or business in such jurisdiction;

•                  has or had a permanent establishment in such jurisdiction; or

•                  is or has been physically present in such jurisdiction.

(ii) the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for presentation of the note for payment, if presentation is required, more than 30 days after the security became due or payment was provided for;

(iii) the tax, levy, impost or other governmental charge is an estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv) the tax, levy, impost or other governmental charge is payable in a manner that does not involve deduction or withholding from payments on or in respect of the relevant note;

(v) the tax, levy, impost or other governmental charge would not have been imposed or withheld but for the failure of the holder or beneficial owner to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with any jurisdiction in which we are resident for tax purposes, as required by any treaty, statute, regulation or administrative practice of such jurisdiction as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi) the tax, levy, impost or other governmental charge is required to be made pursuant to the European Union Directive 2003/48/EC on the taxation of savings or any other directive amending, supplementing or replacing such Directive or any law implementing or complying with, or introduced in order to conform to, such Directive or directives;

(vii) the holder would have been able to avoid such withholding or deduction by authorizing the paying agent to report information in accordance with the procedure laid down by the relevant tax authority or by producing, in the form required by the relevant tax authority, a declarative, claim, certificate, document or other evidence establishing exemption therefrom;

(viii) the holder would have been able to avoid such withholding or deduction by presenting the relevant note to another paying agent in a Member State of the EU or elsewhere;

(ix) the tax, levy, impost or other governmental charge is required by Sections 1471 through 1474 of the Code (“FATCA”), any current or future U.S. Treasury Regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA; or

(x) any combination of the taxes referred to in (i) through (ix) above.

In addition, no payments of additional amounts will be made with respect to any payment on a note if the holder of the note is a fiduciary, partnership or a person other than the sole beneficial owner of any payment that would be required, by the laws of the jurisdiction in which we are resident for tax purposes, to be included in income, for tax purposes, of a beneficiary or settlor with respect to the fiduciary, a member of that partnership or a beneficial owner who would not have been entitled to the additional amounts had that beneficiary, settlor, partner or beneficial owner been the holder of the relevant notes.

Defeasance and Discharge

We may release ourselves from any payment or other obligations on each series of notes as described under “Description of Debt Securities — Satisfaction, Discharge and Defeasance” in the Base Prospectus.

Paying and Calculation Agent

The principal corporate trust office of the trustee in The City of New York is designated as the principal paying agent. See “— Trustee” immediately below. We may at any time designate additional paying agents or rescind the designation of paying agents or approve a change in the office through which any paying agent acts.

Trustee

As a result of the transfer of JPMorgan Chase Bank’s corporate trust business to The Bank of New York Mellon (formerly known as The Bank of New York), effective October 1, 2006, The Bank of New York Mellon is the trustee under the Indenture. The trustee’s address is The Bank of New York Mellon, Corporate Trust Office, 101 Barclay Street, New York, NY 10286. The trustee will also serve as the paying agent for the notes. See “— Paying and Calculation Agent” immediately above.

Base Prospectus:

DESCRIPTION OF DEBT SECURITIES

The debt securities are unsecured obligations of AstraZeneca PLC. The debt securities will rank equally in right of payment with all of our other unsecured and unsubordinated indebtedness except for indebtedness that is preferred under applicable law.

The Trustee

The Bank of New York Mellon (as successor trustee to JPMorgan Chase Bank) is the trustee under the indenture. As trustee, it has two main roles:

•                  first, it can enforce the security holder’s rights against us if we default on debt securities issued under the indenture. There are some limitations on the extent to which the trustee may act on the security holder’s behalf, described under “Defaults and Related Matters - Remedies if an event of default occurs” below; and

•                  second, the trustee performs administrative duties for us, such as sending the security holder interest payments and notices.

Types of Debt Securities

The indenture does not limit the amount of debt securities that we can issue. It provides that debt securities may be issued in one or more series up to the aggregate principal amount as we authorize from time to time. All debt securities of one series need not be issued at the same time and we may reopen any series, without the consent of a holder of that series, to issue additional debt securities of the same series.

The prospectus supplement relating to a series of debt securities will describe the following terms of the series:

•                  the title of the series of debt securities;

•                  the aggregate principal amount of debt securities and any limit on the aggregate principal amount of the series of debt securities;

•                  any stock exchange on which we will list the debt securities;

•                  the date or dates on which we will repay the principal amount of the series of debt securities or the method by which the date or dates will be determined;

•                  any rate or rates at which the series of debt securities will bear interest or the method by which the interest rate or rates will be determined;

•                  the date or dates from which any interest on the series of debt securities will accrue, the dates on which interest will be payable and the record dates for interest payments or the method by which such date or dates will be determined and the method by which interest will be calculated if different to a 360-day year of twelve 30-day months;

•                  the place or places where the principal and any interest on debt securities will be payable if other than the corporate trust office of the trustee in New York, New York;

•                  the price or prices at which, the period or periods within which, the currency or currencies, currency unit or composite currency in which, and the terms and conditions upon which we may redeem the series of debt securities in whole or in part;

•                  any right or obligation to redeem, repay or purchase the debt securities as a result of any sinking fund or similar provisions, or at the option of the holder of the debt securities and the period or periods within which, the price or prices at which and every other term and condition upon which the debt securities will be redeemed, repaid or purchased;

•                  the denominations in which debt securities of the series are issuable, if other than denominations of $2,000 and any whole multiple of $1,000 in excess thereof;

•                  the portion of the principal amount of the series of debt securities payable if an acceleration of the maturity of the debt securities is declared, if other than the principal amount;

•                  the currency, including any composite currency, of payment of the principal, premium, if any, and interest on the series of debt securities if other than US dollars;

•                  whether we or a holder of debt securities may elect to have the principal, premium, if any, or interest on the series of debt securities paid in a currency or composite currency other than the currency in which the debt securities are stated to be payable, and if so, any election period and the terms and conditions governing such an election;

•                  whether we will be required to pay additional amounts for withholding taxes or other governmental charges and, if applicable, a related right to an optional tax redemption for such a series;

•                  any index used to determine the amount of payment of principal, premium, if any, and interest on the series of debt securities and how these amounts will be determined if they are not fixed when the debt securities are issued;

•                  the forms of the series of debt securities;

•                  the applicability of the provisions described later under “- Satisfaction, Discharge and Defeasance”;

•                  any authenticating or paying agents, transfer agents or registrars or any other agents acting in connection with the debt securities other than the trustee;

•                  if applicable, a discussion of any additional material US federal income and UK tax considerations; and

•                  any other special features of the series of debt securities.

Overview of the Remainder of this Description

The remainder of this description summarizes:

•                  Additional mechanics relevant to the debt securities under normal circumstances, such as how the security holder transfers ownership and where we make payments.

•                  The security holder’s right to receive payment of additional amounts due to changes in the tax withholding requirements of various jurisdictions.

•                  The security holder’s rights under several special situations, such as if we merge with another company or if we want to redeem the debt securities for tax reasons.

•                  Covenants contained in the indenture that restrict our ability to incur liens and undertake sale and leaseback transactions. A particular series of debt securities may have different covenants.

•                  The security holder’s rights if we default.

•                  The security holder’s rights if we want to modify the indenture.

•                  Our relationship with the trustee.

Additional Mechanics

Exchange and Transfer

The debt securities will be issued only in fully registered form without interest coupons in denominations of $2,000 or whole multiples of $1,000 in excess thereof. The security holder may have his or her debt securities broken into more debt securities of smaller denominations of whole multiples of $1,000 (but not less than a minimum denomination of $2,000) or combined into fewer debt securities of larger denominations of whole multiples of $1,000, as long as the total principal amount is not changed. This is called an exchange.

The security holder may exchange or transfer registered debt securities at the office of the trustee. The trustee acts as our agent for registering debt securities in the names of holders and for transferring registered debt securities. We may change this appointment to another entity or perform the service ourselves. The entity performing the role of maintaining the list of registered holders is called the security registrar. It will also register transfers of the registered debt securities.

The security holder may not exchange his or her registered debt securities for bearer securities.

There will be no service charge for any exchange or registration of transfer of the debt securities, but we may require payment of an amount sufficient to cover any tax or other governmental charge imposed in connection with any exchange or registration of transfer.

The transfer or exchange of a registered debt security may be made only if the security registrar is satisfied with the security holder’s proof of ownership.

If the debt securities are redeemable and we redeem less than all of the debt securities of a particular series, we may block the transfer or exchange of debt securities during a specified period of time in order to freeze the list of holders to prepare the mailing. The period begins 15 days before the day we first mail the notice of redemption and ends on the day of that mailing. We may also refuse to register transfers or exchanges of debt securities selected or called for redemption. However, we will continue to permit transfers and exchanges of the unredeemed portion of any security being partially redeemed.

Payment and Paying Agents

We will pay interest to the security holder if he or she is a direct holder of debt securities at the close of business on a particular day in advance of each due date for interest, even if the security holder no longer owns the security on the interest due date. That particular day, usually about two weeks in advance of the interest due date, is called the record date and is stated in the prospectus supplement.

Unless otherwise specified in the prospectus supplement, we will pay interest, principal and any other money due on debt securities in registered form at the corporate trust office of The Bank of New York Mellon (as successor paying agent to JPMorgan Chase Bank) in the Borough of Manhattan, The City and State of New York as paying agent for the debt securities. That office is located at The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286. At our option, we may pay interest on any debt securities by check mailed to the registered holders.

Some of the debt securities may be denominated, and payments may be made, in currencies other than US dollars or in composite currencies. A summary of any special considerations which apply to these debt securities is in the applicable prospectus supplement.

Street name and other indirect holders should consult their banks or brokers for information on how they will receive payments.

We may arrange for additional payment offices, or may cancel or change these offices, including our use of the trustee’s corporate trust office. These offices are called paying agents. We may also choose to act as our own paying agent, but must always maintain a paying agency in the Borough of Manhattan, The City and State of New York. Whenever there are changes in the paying agents for any particular series of debt securities we must notify the trustee.

Payment of Additional Amounts

Unless provided otherwise in the applicable prospectus supplement, we agree that any amounts to be paid by us under any series of debt securities of principal, premium and interest in respect of the debt securities will be paid without deduction or withholding for, any and all present and future taxes, levies, duties, assessments, imposts or other governmental charges of whatever nature imposed, assessed, levied or collected by or for the account of the government of any jurisdiction in which we are resident for tax purposes (at the time of the issuance, the UK) or any political subdivision or taxing authority of such jurisdiction, unless such withholding or deduction is required by law. If such deduction or withholding is at any time required, we will (subject to compliance by the security holder with any relevant administrative requirements) pay such additional amounts as will result in the receipt of such amounts as would have been received by the holder had no such withholding or deduction been required.

The indenture provides that we will not have to pay additional amounts in certain specified circumstances, and that those circumstances may be modified or supplemented for different series of debt securities. Unless the prospectus supplement for a series of debt securities provides otherwise, debt securities issued using this prospectus will provide that we will not have to pay additional amounts if:

•                  the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for the holder’s (or certain related parties’) connection to the jurisdiction in which we are resident for tax purposes, other than by merely holding the debt security or by receiving principal, premium, if any, or interest, if any, on the debt security, or enforcing the debt security. These connections include where the holder or related party:

•                  is or has been a domiciliary, national or resident of such jurisdiction;

•                  is or has been engaged in a trade or business in such jurisdiction;

•                  has or had a permanent establishment in such jurisdiction; or

•                  is or has been physically present in such jurisdiction.

•                  the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for presentation of the debt security for payment, if presentation is required, more than 30 days after the security became due or payment was provided for;

•                  the tax, levy, impost or other governmental charge is an estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

•                  the tax, levy, impost or other governmental charge is payable in a manner that does not involve deduction or withholding from payments on or in respect of the relevant debt security;

•                  the tax, levy, impost or other governmental charge would not have been imposed or withheld but for the failure of the holder or beneficial owner to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with any jurisdiction in which we are resident for tax purposes, as required by any treaty, statute, regulation or administrative practice of such jurisdiction as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

•                  the tax, levy, impost or other governmental charge is imposed on a payment to or for an individual and is required to be made pursuant to the European Union Directive 2003/48/EC on the taxation of savings or any other directive implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000 or any law implementing or complying with, or introduced in order to conform to, such Directive;

•                  the holder would have been able to avoid such withholding or deduction by authorizing the paying agent to report information in accordance with the procedure laid down by the relevant tax authority or by producing, in the form required by the relevant tax authority, a declarative, claim, certificate, document or other evidence establishing exemption therefrom;

•                  the tax, levy, impost or other governmental charge is imposed by the United States or any political subdivision or taxing authority thereof or therein;

•                  the holder would have been able to avoid such withholding or deduction by presenting the relevant debt security to another paying agent in a Member State of the EU or elsewhere;

•                  the holder of the debt security is a fiduciary, partnership or a person other than the sole beneficial owner of any payment that would be required, by the laws of the jurisdiction in which we are resident for tax purposes, to be included in income, for tax purposes, of a beneficiary or settlor with respect to the fiduciary, a member of that partnership or a beneficial owner who would not have been entitled to the additional amounts had that beneficiary, settlor, partner or beneficial owner been the holder; or

•                  any combination of the exceptions listed above.

Mergers and Similar Events

We are generally permitted to consolidate or merge with another company or other entity that is organized under the laws of the United Kingdom, the United States or any other country which is a member of the Organization for Economic Cooperation and Development. We are also generally permitted to sell or convey our property as an entirety or substantially as an entirety to such other entity. Our ability to take some of these actions is restricted in the following ways:

•                  any entity succeeding us must assume our obligations in relation to the debt securities and under the indenture;

•                  if the succeeding entity is not organized under the laws of the United Kingdom or a State of the United States, the succeeding entity’s assumption of our obligations in relation to the debt securities and under the indenture must include the obligation to pay any additional amounts as described under “- Payment of Additional Amounts”.

It is possible that the merger, sale, or lease of all or substantially all of our assets would cause a principal property of ours or of a restricted subsidiary of ours or shares of stock or indebtedness of any of our restricted subsidiaries to become subject to a lien giving other lenders preferential rights in that property over holders of debt securities. We have promised to limit these preferential rights on our property, called liens, as discussed under “- Limitation on Liens”. If a merger or other transaction would create any impermissible liens on our property, we must grant an equivalent or higher-ranking lien on the same property to the security holder and the other direct holders of the debt securities.

Optional Tax Redemption

We have the option to redeem the debt securities in the two situations described below. The redemption price for the debt securities, other than original issue discount debt securities, will be equal to the principal amount of the debt securities being redeemed plus accrued interest and any additional amounts due on the date fixed for redemption. The redemption price for original issue discount debt securities will be specified in the applicable prospectus supplement. We must give the security holder between 30 and 60 days’ notice before redeeming the debt securities.

The first situation is where, as a result of a change or amendment to any law or related regulation or ruling of the jurisdiction in which we are resident for tax purposes, or any change in an application or interpretation of such laws, regulations or rulings, or any change in application or interpretation of, or any execution of an amendment to, any treaty, we would have to pay additional amounts as described under “- Payment of Additional Amounts”.

This first situation applies only in the case of changes, amendments, applications, interpretations or executions that occur on or after the date specified in the prospectus supplement for the applicable series of debt securities. If we are succeeded by another entity, the applicable jurisdiction will be the jurisdiction in which such successor is resident for tax purposes, rather than the jurisdiction in which we are resident for tax purposes, and the applicable date will be the date such entity became successor, rather than the date specified in the prospectus supplement.

The second situation is where our independent legal adviser has advised us that, as a result of action taken by a taxation authority of, or any action brought in a court of competent jurisdiction in, the jurisdiction in which we are resident for tax purposes, after the date specified in the prospectus supplement for the applicable series of debt securities, we would have to pay additional amounts as described under “- Payment of Additional Amounts” and the payment of such additional amounts cannot be avoided by the use of reasonable measures available to us. If we are succeeded by another entity, the applicable jurisdiction will be the jurisdiction in which such successor is resident for tax purposes, rather than the jurisdiction in which we are resident for tax purposes and the applicable date will be the date such entity became our successor.

Covenants

Limitation on Liens

Some of our property and the property of our subsidiaries may be subject to a mortgage, pledge, assignment, charge or other legal mechanism that gives a lender preferential rights in that property over other lenders, including the security holder and the other direct holders of the debt securities, or over our general creditors if we fail to repay them. These preferential rights are generally called liens.

We undertake that we and certain of our subsidiaries, which we refer to as “restricted subsidiaries”, will not become obligated on any new debt for borrowed money that is secured by a lien on any principal property or on any shares of stock or indebtedness of any of our restricted subsidiaries unless we grant an equivalent or higher-ranking lien on the same property to the security holder and the other direct holders of the debt securities.

•                  Restricted subsidiary means any wholly-owned subsidiary:

•                  with substantially all of its property located within the UK or the US; and

•                  which owns a principal property;

but does not include any wholly-owned subsidiary principally engaged in leasing or in financing installment receivables or principally engaged in financing the operations of us and our consolidated subsidiaries.

•                  A wholly-owned subsidiary means any corporation in which control, directly or indirectly, of all of the stock with ordinary voting power to elect the board of directors of that corporation is owned by us, or by one or more of our wholly-owned subsidiaries or by us and one or more of our wholly-owned subsidiaries.

•                  A subsidiary, with respect to any person, is any corporation in which that person owns or controls directly or indirectly at least a majority of stock with ordinary voting power to elect a majority of the board of directors.

•                  Principal property means any manufacturing plant or facility or any research facility owned by us or any restricted subsidiary. A principal property must also be located within the UK or the US and have a gross book value (before deducting any depreciation reserve) exceeding 2% of our consolidated net tangible assets. Principal property does not include:

•                  any plant or facility or research facility which in the opinion of our board of directors is not materially important to the total business conducted by us and our subsidiaries; or

•                  any portion of a property described above which, in the opinion of our board of directors, is not materially important to the use or operation of the property.

We do not need to comply with this restriction if the amount of all debt that would be secured by liens on our principal properties and the shares of stock or indebtedness of our restricted subsidiaries is no more than 15% of our consolidated net tangible assets.

•                  Our consolidated net tangible assets mean AstraZeneca PLC’s consolidated total assets, after deducting:

•                  all liabilities due within one year (other than short-term borrowings and long-term debt due within one year); and

•                  all goodwill, trade names, trademarks, patents and other similar types of intangible assets as shown on the audited consolidated balance sheet contained in the latest annual report to our shareholders.

This restriction on liens does not apply to debt secured by a number of different types of liens. These types of liens include the following:

•                  any lien on property, shares of stock or indebtedness of any corporation existing at the time the corporation becomes a restricted subsidiary;

•                  any lien on property or shares of stock existing at the time of acquisition of that property or those shares of stock, or to secure the payment of all or any part of the purchase price of that property or those shares of stock, or to secure any debt incurred before, at the time of, or within twelve months after, in the case of shares of stock, the acquisition of the shares of stock and, in the case of property, the later of the acquisition, completion of construction (including any improvements on an existing property) or commencement of the commercial operation of the property, where the debt is incurred to finance all or any part of the purchase price;

•                  any lien securing debt owed to us or to any of our restricted subsidiaries by us or any of our restricted subsidiaries;

•                  any lien existing at the date of the indenture;

•                  any lien on a principal property to secure debt incurred to finance all or part of the cost of improving, constructing, altering or repairing any building, equipment or facilities or of any other improvements on all or any part of that principal property, if the debt is incurred before, during, or within twelve months after completing the improvement, construction, alteration or repair;

•                  any lien on property owned or held by any corporation or on shares of stock or indebtedness of any corporation, where the lien existed either at the time the corporation is merged, consolidated or amalgamated with either us or a restricted subsidiary or at the time of a sale, lease or other disposition of all or substantially all of the property of a corporation to us or a restricted subsidiary;

•                  any lien arising by operation of law and not securing amounts more than 90 days overdue or otherwise being contested in good faith;

•                  any lien arising by operation of law over any credit balance or cash held in any account with a financial institution;

•                  any rights of financial institutions to offset credit balances in connection with the operation of cash management programs established for our benefit and/or the benefit of any restricted subsidiary;

•                  any lien incurred or deposits made in the ordinary course of business, including but not limited to:

•                  any mechanics’, materialmen’s, carriers’, workmen’s, vendors’ or other similar liens;

•                  any liens securing amounts in connection with workers’ compensation, unemployment insurance and other types of social security; and

•                  any easements, rights-of-way, restrictions and other similar charges;

•                  any liens incurred or deposits made securing the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, government contracts, performance and return of money bonds and other obligations of a similar nature incurred in the ordinary course of business;

•                  any lien securing taxes or assessments or other applicable governmental charges or levies;

•                  any extension, renewal or replacement or successive extensions, renewals or replacements, in whole or in part, of any lien included in the preceding paragraphs or of any of the debt secured under the preceding paragraphs, so long as the principal amount of debt secured does not exceed the principal amount of debt secured at the time of the extension, renewal or replacement, and that the extension, renewal or replacement lien is limited to all or any part of the same property or shares of stock that secured the lien extended, renewed or replaced (including improvements on that property), or property received or shares of stock issued in substitution or exchange; and

•                  any lien in favor of us or any subsidiary of ours.

The following types of transactions will not be deemed to create debt secured by a lien and, therefore, will also not be subject to the restriction on liens:

•                  any liens on property of ours or a restricted subsidiary in favor of the US or any State of the US, or the UK, or any other country, or any political subdivision of, or any department, agency or instrumentality of, these countries or states, to secure partial, progress, advance or other payments under provisions of any contract or statute including, but not limited to, liens to secure debt of pollution control or industrial revenue bond type, or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or cost of construction of the property subject to these liens.

Limitation on Sale and Lease-Back Transactions

Neither we nor any of our restricted subsidiaries will enter into any sale and lease-back transaction involving a principal property without complying with this covenant.

A sale and lease-back transaction is an arrangement between us or a restricted subsidiary and any person in which we or the restricted subsidiary leases back for a term of more than three years a principal property that we or the restricted subsidiary has sold or transferred to that person.

We and our restricted subsidiaries may enter into sale and lease-back transactions provided that the total amount of attributable debt attributable to all sale and lease-back transactions plus other debt of ours or any of our restricted subsidiaries that is secured by liens (but excluding debt secured by liens on property that we or a restricted subsidiary would be entitled to incur, assume or guarantee without equally and ratably securing the debt securities offered by this prospectus as described under “- Limitation on Liens” above) does not exceed 15% of consolidated net tangible assets.

This restriction does not apply to any sale and lease-back transaction if:

•                  we or the restricted subsidiary seeking to enter into the sale and lease-back could incur, assume or guarantee debt secured by a lien on the principal property to be leased without equally and ratably securing the debt securities offered by this prospectus as a result of one or more of the exceptions to the limitation on liens as described under “- Limitation on Liens” above;

•                  within twelve months before or after the sale or transfer, regardless of whether the sale or transfer may have been made by us or a restricted subsidiary, we apply, an amount equal to the net proceeds of the sale or transfer (in the case of a sale or transfer for cash), or an amount equal to the fair value of the principal property so leased at the time of entering into the sale or transfer as determined by our board of directors (in the case of a sale or transfer otherwise than for cash), to

•                  the retirement of indebtedness for money borrowed, incurred or assumed by us or any restricted subsidiary which matures at, or is extendible or renewable at the option of the obligor to, a date more than twelve months after the date of incurring, assuming or guaranteeing such debt, or

•                  investment in any principal property or principal properties.

This restriction on sale and lease-back transactions also does not apply to any transaction between us and a restricted subsidiary, or between restricted subsidiaries.

Attributable debt means the present value (discounted at a rate equal to the weighted average of the rate of interest on all securities then issued and outstanding under the indenture, compounded semi-annually) of our or a restricted subsidiary’s obligation for rental payments for the remaining term of any lease in a sale and lease-back transaction.

Default and Related Matters

Events of Default

A holder of debt securities of a particular series will have special rights if any event of default occurs with respect to that series and is not cured, as described later in this subsection.

What is an event of default? An event of default means any of the following:

•                  Interest - default for 30 days in the payment of any installment of interest on the series of debt securities;

•                  Principal - default in the payment of all or any part of the principal of the series of debt securities when such principal becomes due and payable either at maturity, upon redemption, by acceleration or otherwise;

•                  Sinking Fund Installment - default in the payment of any sinking fund installment as and when such installment becomes due and payable by the specific terms of the series of debt securities or beyond any period of grace;

•                  Covenant - breach or default by us in the performance of a covenant or warranty in respect of the debt securities of the relevant series which has not been remedied for ninety days after we receive written notice of the default from the trustee or we and the trustee receive written notice of the default from the holders of at least 25% of the principal amount of the debt securities of all affected series;

•                  Bankruptcy - certain events of bankruptcy, insolvency or reorganization affecting us; or

•                  Other - any other event of default provided in any supplemental indenture or resolution of our board of directors under which a particular series is issued or in the form of security for such series.

No event of default described in the provisions above with respect to a particular series of debt securities will necessarily constitute an event of default with respect to any other series of debt securities and the events of default for any specific series may be modified as described in the applicable prospectus supplement.

Remedies if an event of default occurs. If an event of default, other than a “Bankruptcy” default, has occurred (but only if, in the case of a “Covenant” default, the default has occurred for less than all series of debt securities then issued under the indenture and outstanding) and has not been cured, the trustee or the holders of at least 25% of the principal amount of debt securities of the affected series (each affected series voting as a separate class) may declare the principal amount (or, if the debt securities of a series are original issue discount securities, that portion of the principal amount as may be specified in the terms of that series) of all the debt securities of that series, together with any accrued interest, to be due and payable immediately. If an event of default has occurred under “Covenant” default with respect to all of the series of debt securities then issued under the indenture and outstanding, or under “Bankruptcy” default, and has not been cured, the trustee or the holders of at least 25% of the principal amount of all the debt securities then issued under the indenture and outstanding (treated as one class) may declare the principal (or, if any debt securities are original issue discount securities, that portion of the principal amount as may be specified in the terms of that series) of all debt securities then issued under the indenture and outstanding, together with any accrued interest, to be due and payable immediately. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of at least a majority in principal amount of the debt securities of the affected series or by at least a majority in principal amount of all the debt securities then issued under the indenture and outstanding (voting as one class), as the case may be, if certain conditions are met.

Before a declaration of acceleration of maturity, past “Covenant” defaults that do not affect all series of debt securities then issued under the indenture and outstanding may be waived by the holders of a majority in principal amount of the debt securities then outstanding of each affected series (each such series voting as a separate class). Past “Covenant” defaults that affect all series of debt securities then issued under the indenture and outstanding and past “Bankruptcy” defaults may be waived by the holders of a majority in principal amount of all the debt securities then issued under the indenture and outstanding (treated as one class). Default in the payment of principal of or interest on or any sinking fund installment of debt securities of any series or a covenant or provision of the indenture that cannot be modified or amended without the consent of the holder of each debt security affected may only be modified or amended with the consent of such holder.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability. This protection is called an indemnity. If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may, subject to certain limitations and conditions, direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. These majority holders may also, subject to certain limitations and conditions, direct the trustee in performing any other action under the indenture.

Before the security holder bypasses the trustee and brings his or her own lawsuit or other formal legal action or takes other steps to enforce his or her rights or protects his or her interests relating to the debt securities, the following must occur:

•                  the security holder must give the trustee written notice that an event of default has occurred and remains uncured;

•                  the holders of 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default, and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action; and

•                  the trustee must have not taken action for 60 days after receipt of the above notice and offer of indemnity and the trustee has not received an inconsistent direction from the holders of a majority in principal amount of all outstanding debt securities of the relevant series during that period.

These limitations do not apply to a suit instituted by the security holder for the enforcement of payment of the principal or interest on a debt security on or after the respective due dates.

We will file annually with the trustee on or before March 31 in each year a written statement of certain of our officers certifying that, to their knowledge, we have not defaulted on our covenants under the indenture or else specifying any default that exists.

For any series of debt securities that is a series of original issue discount securities the prospectus supplement will contain provisions for the acceleration of the maturity of a portion of the principal amount of such original issue discount securities.

Modification of the Indenture and Waiver

There are three types of changes we can make to the indenture and any series of the debt securities.

Changes not requiring approval. The first type of change does not require any vote by holders of debt securities. The security holder’s consent is not required to do any of the following:

•                  to transfer or pledge any property or assets to the trustee as security for any series of the debt securities;

•                  to evidence the succession of any successor corporation to us as described under “Mergers and Similar Events” above;

•                  to evidence the succession of any successor trustee under the indenture or to add to or change any provisions of the indenture as necessary to provide for the appointment of an additional trustee or trustees;

•                  to add to our covenants or to add additional events of default for the benefit of the holders of any series of the debt securities;

•                  to cure any ambiguity or to correct or supplement any provision of the indenture that may be defective or inconsistent with any other provision of the indenture; or

•                  to make any other provisions with respect to matters or questions arising under the indenture as our board of directors may deem necessary or desirable and that shall not adversely affect the interests of holders of any series of the debt securities in any material respect.

Changes requiring the approval of a majority of holders. The second type of change to the indenture and the debt securities requires a vote in favor by holders of debt securities owning at least a majority of the principal amount of all series of debt securities then outstanding and affected by such charge (each affected series voting as a separate class). In this manner, any provision of the indenture or any series of debt securities may be changed or eliminated unless the provision relates to a matter that requires the consent of each affected holder as discussed below.

Changes requiring the security holder’s approval. Third, there are changes that cannot be made to the security holder’s debt securities without the specific approval of each affected holder. The security holder’s consent is required before we could do any of the following:

•                  extend the final maturity of a debt security;

•                  reduce the principal amount of a debt security;

•                  reduce the rate or extend the time of payment of any interest on a debt security;

•                  reduce any amount payable on redemption of a debt security;

•                  reduce the amount of principal due and payable upon an acceleration of the maturity or provable in bankruptcy of a debt security issued at an original issue discount;

•                  impair the security holder’s right to sue for payment;

•                  impair any right of repayment at the option of the holder;

•                  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture; or

•                  change in any manner adverse to the holders of the debt securities our obligations relating to the payment of principal and interest, and sinking fund payments.

Satisfaction, Discharge and Defeasance

We may terminate our repayment and obligations on the debt securities, when:

•                  we have paid or caused to be paid the principal of and interest, if any, then due and payable on all outstanding debt securities of any series; or

•                  we have delivered to the trustee for cancellation all outstanding debt securities of any series; or

•                  all the outstanding debt securities of the series that have not been delivered to the trustee for cancellation have become or will become due and payable within one year and we have made arrangements satisfactory to the trustee for the giving of notice of redemption by the trustee in our name; and

•                  we have deposited with the trustee sufficient funds to pay and discharge the entire indebtedness on the series of debt securities to pay principal and interest, if any, and paid all other sums payable under the indenture.

We may legally release ourselves from any payment or other obligations on the debt securities, except for various obligations described below, if we, in addition to other actions, put in place the following arrangements for the security holder:

•                  we must deposit in trust for the security holder’s benefit and the benefit of all other direct holders of the debt securities a combination of money and government obligations that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates; and

•                  we must deliver to the trustee a legal opinion of our counsel to the effect that the holders of the debt securities of that series will not recognize gain or loss for US federal income tax purposes as a result of the defeasance and will be subject to the same federal income tax as would be the case if the defeasance did not occur.

However, even if we take these actions, a number of our obligations relating to the debt securities will remain. These include the following obligations:

•                  to register the transfer and exchange of debt securities and our right of optional redemption, if any;

•                  to replace mutilated, defaced, destroyed, lost or stolen debt securities;

•                  to pay principal and interest, if any, on the original stated due dates and any remaining rights of the holders to receive sinking fund payments, if any, from funds deposited with the trustee;

•                  immunities of the trustee; and

•                  to hold money for payment in trust.

Government obligation means securities that are:

•                  direct obligations of the US or any foreign government of a sovereign state for the payment of which is pledged by the full faith and credit of the US or such foreign government; or

•                  obligations of an entity controlled or supervised by and acting as an agency or instrumentality of the US or any foreign government of a sovereign state the payment of which is unconditionally guaranteed as a full faith and credit obligation of the US or such foreign government;

and are not callable or redeemable at the option of the issuer. Government obligation also includes:

•                  a depositary receipt issued by a bank or trust company as custodian for these government obligations, or specific payment of interest on or principal of these government obligations, held by such custodian for the account of the holder of a depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deductions from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of these government obligations, or the specific payment of interest on or principal of these government obligations, evidenced by such depositary receipt.

Notices

We and the trustee will send notices only to direct holders, using their addresses registered in the trustee’s records.

Regardless of who acts as paying agent, all money that we pay to a paying agent that remains unclaimed at the end of two years after the amount is due to direct holders of debt securities will be repaid to us. After that two-year period, the security holder may look only to us for payment and not to the trustee, any other paying agent or anyone else.

Governing Law

The debt securities and the indenture will be governed by and construed in accordance with the laws of the State of New York.

Concerning the Trustee

The Bank of New York Mellon acts as the trustee with respect to certain debt securities of certain of our subsidiaries.

If an event of default occurs, or an event occurs that would be an event of default if the requirements for either giving us notice or our default having to exist for a specified time period were disregarded, the trustee may be considered to have a conflicting interest with respect to the debt securities or the indenture for purposes of the Trust Indenture Act of 1939. In that case, the trustee may be required to resign as trustee under the applicable indenture and we would be required to appoint a successor trustee.

B.            2.375% Notes due 2022, 3.125% Notes due 2027 and Floating Rate Notes due 2022

Prospectus Supplement:

DESCRIPTION OF NOTES

General

We offered $1,000,000,000 initial aggregate principal amount of 2.375% Notes due 2022 (the “2022 Notes”), $750,000,000 initial aggregate principal amount of 3.125% Notes due 2027 (the “2027 Notes” and, together with the 2022 Notes, the “Fixed Rate Notes”) and $250,000,000 initial aggregate principal amount of Floating Rate Notes due 2022 (the “Floating Rate Notes” and, together with the Fixed Rate Notes, the “notes”), each as a separate series of notes under the Indenture, and, as such, each series of notes vote and act, and may be redeemed, separately. The notes are governed by New York law.

The notes are unsecured, unsubordinated indebtedness of AstraZeneca PLC and rank equally with all of AstraZeneca PLC’s other unsecured and unsubordinated indebtedness from time to time outstanding.

There is no sinking fund for any series of notes. We have listed the notes on the New York Stock Exchange.

Interest Payments and Maturity

For purposes of the description below, “business day” means any day which is not, in London, England or New York, New York, or the place of payment of amounts payable in respect of the notes, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law, regulation or executive order to close. A “London business day” is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Fixed Rate Notes

Maturity. The entire principal amount of the 2022 Notes and the 2027 Notes will mature and become due and payable, together with any accrued and unpaid interest, on June 12, 2022 and June 12, 2027, respectively.

Interest Rate. Each of the 2022 Notes and the 2027 Notes will bear interest from their respective original issue date until their principal amount is paid or made available for payment, at a rate equal to 2.375% and 3.125% per annum, respectively, calculated on the basis of a 360-day year and twelve 30-day months.

Interest Payment Dates. Interest on the Fixed Rate Notes will be paid semi-annually in arrears on June 12 and December 12 of each year, commencing December 12, 2017 (each a “Fixed Rate Interest Payment Date”). However, if a Fixed Rate Interest Payment Date would fall on a day that is not a business day, the Fixed Rate Interest Payment Date will be postponed to the next succeeding day that is a business day, but no additional interest shall be paid unless we fail to make payment on such date.

Interest Periods. The first interest period for the Fixed Rate Notes will be the period from and including the issue date to but excluding the first Fixed Rate Interest Payment Date. Thereafter, the interest periods for the Fixed Rate Notes will be the periods from and including the Fixed Rate Interest Payment Dates to but excluding the immediately succeeding Fixed Rate Interest Payment Date (together with the first interest period, each a “Fixed Rate Interest Period”). The final Fixed Rate Interest Period will be the period from and including the Fixed Rate Interest Payment Date immediately preceding the maturity date to the maturity date.

Floating Rate Notes

Maturity. The entire principal amount of the Floating Rate Notes will mature and become due and payable, together with any accrued and unpaid interest, on June 10, 2022.

Interest Rate. The interest rate for the Floating Rate Notes for the first Floating Rate Interest Period (as defined below) will be LIBOR (as defined below) as determined on June 8, 2017 plus the Spread. Thereafter, the interest rate for each Floating Rate Interest Period other than the first Floating Rate Interest Period will be LIBOR as determined on the applicable Interest Determination Date (as defined below) plus the Spread, in each case calculated on the basis of a 360-day year and the actual number of days elapsed. The Spread is 62 basis points for the Floating Rate Notes.

Interest Payment Dates. Interest on the Floating Rate Notes will be paid quarterly in arrears on March 10, June 10, September 10 and December 10 of each year, commencing September 10, 2017 (each a “Floating Rate Interest Payment Date”). However, if a Floating Rate Interest Payment Date would fall on a day that is not a business day, the Floating Rate Interest Payment Date will be postponed to the next succeeding day that is a business day, except that if the business day falls in the next succeeding calendar month, the applicable Floating Rate Interest Payment Date will be the immediately preceding business day. In each such case, except for the Floating Rate Interest Payment Date falling on the maturity date, the Floating Rate Interest Periods (as defined below) and the Interest Reset Dates will be adjusted accordingly to calculate the amount of interest payable on the Floating Rate Notes.

Interest Reset Dates. The interest rate will be reset on March 10, June 10, September 10 and December 10 of each year, commencing September 10, 2017 (each, an “Interest Reset Date”). However, if any Interest Reset Date would otherwise be a day that is not a business day, that Interest Reset Date will be postponed to the next succeeding day that is a business day, except that if the business day falls in the next succeeding calendar month, the applicable Interest Reset Date will be the immediately preceding business day.

Interest Periods. The first interest period will be the period from and including the original issue date to but excluding the immediately succeeding Interest Reset Date. Thereafter, the interest periods will be the periods from and including an Interest Reset Date to but excluding the immediately succeeding Interest Reset Date (together with the first interest period, each a “Floating Rate Interest Period”). However, the final Interest Period will be the period from and including the Interest Reset Date immediately preceding the maturity date to the maturity date.

Interest Determination Date. The calculation agent will determine the LIBOR (as defined below) for each Floating Rate Interest Period on the second London business day prior to the first day of such Floating Rate Interest Period (an “Interest Determination Date”). LIBOR for the first Floating Rate Interest Period will be determined on June 8, 2017.

“LIBOR” means, with respect to any Interest Determination Date, the offered rate for deposits of US dollars having a maturity of three months that appears on the Bloomberg Screen BBAL display page, or any successor page, on Bloomberg or any successor service (or any such other service(s) as may be nominated by ICE Benchmark Administration Limited (“IBA”) or its successor or such other entity assuming the responsibility of IBA or its successor in calculating the London Interbank Offered Rate in the event IBA or its successor no longer does so) (the “Designated LIBOR Page”).

If no rate appears on the Designated LIBOR Page, LIBOR will be determined for such Interest Determination Date on the basis of the rates at approximately 11:00 a.m., London time, on such Interest Determination Date at which deposits in US dollars are offered to prime banks in the London inter-bank market by four major banks in such market selected by the calculation agent, after consultation with us, for a term of three months and in a principal amount equal to an amount that in the judgment of the calculation agent is representative for a single transaction in US dollars in such market at such time (a “Representative Amount”). The calculation agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR for such Floating Rate Interest Period will be the arithmetic mean (rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five-millionths of a percentage point rounded upwards) of such quotations. If fewer than two such quotations are provided, LIBOR for such Floating Rate Interest Period will be the arithmetic mean (rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five millionths of a percentage point rounded upwards) of the rates quoted at approximately 11:00 a.m. in the City of New York on such Interest Determination Date by three major banks in New York City, selected by the calculation agent, after consultation with us, for loans in US dollars to leading European banks, for a term of three months and in a Representative Amount; provided, however, that if the banks so selected are not quoting as mentioned above, the then-existing LIBOR rate will remain in effect for such Floating Rate Interest Period.

The interest rate on the Floating Rate Notes will in no event be higher than the maximum rate permitted by law.

Redemption

As explained below, under certain circumstances we may redeem the notes before they mature. This means that we may repay them early. If we redeem one series of notes we will have no obligation to redeem any other series. The security holder has no right to require us to redeem the notes. Notes will stop bearing interest on the redemption date, even if the security holder does not collect his or her money. We will give notice to DTC of any redemption we propose to make at least 30 days, but no more than 60 days, before the redemption date. Notice by DTC to participating institutions and by these participants to street name holders of indirect interests in the notes will be made according to arrangements among them and may be subject to statutory or regulatory requirements. Subject to the optional tax redemption described below, we may not redeem the Floating Rate Notes prior to maturity.

Optional Redemption

We may redeem the Fixed Rate Notes, in whole or in part, from time to time as follows: (i) prior to the Par Call Date (as set forth below), at a redemption price equal to the greater of (A) 100% of the principal amount of the Fixed Rate Notes to be redeemed, and (B) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Fixed Rate Notes to be redeemed (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus the Make-Whole Spread (as set forth below) and (ii) on or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the Fixed Rate Notes to be redeemed, plus, in each case, accrued interest thereon to but excluding the date of redemption.

In connection with such optional redemption, the following defined terms apply:

•                  “Comparable treasury issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the applicable series of Fixed Rate Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such series of Fixed Rate Notes (assuming for this purpose that such series of Fixed Rate Notes matured on the applicable Par Call Date).

•                  “Comparable treasury price” means, with respect to any redemption date, (i) the average, as determined by the Quotation Agent, of the reference treasury dealer quotations for such redemption date, after excluding the highest and lowest such reference treasury dealer quotations, or (ii) if the Quotation Agent obtains fewer than three such reference treasury dealer quotations, the average of all such quotations.

•                  “Make-Whole Spread” means, with respect to, (i) the 2022 Notes, 10 basis points and (ii) the 2027 Notes, 15 basis points.

•                  “Par Call Date” means, with respect to (i) the 2022 Notes, May 12, 2022 and (ii) the 2027 Notes, March 12, 2027.

•                  “Quotation Agent” means the reference treasury dealer appointed by us.

•                  “Reference treasury dealer” means (i) each of Barclays Capital Inc., HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, and their respective successors or affiliates; provided, however, that if the foregoing shall cease to be a primary US government securities dealer in New York City (a “primary treasury dealer”), we shall substitute therefor another primary treasury dealer; and (ii) any other primary treasury dealer selected by us.

•                  “Reference treasury dealer quotations” means, with respect to each reference treasury dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the comparable treasury issue (expressed in each case as a percentage of its principal amount) quoted in writing to the trustee by such reference treasury dealer at 5:00 p.m., Eastern Standard Time, on the third business day preceding such redemption date.

•                  “Treasury rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the comparable treasury issue, assuming a price for the comparable treasury issue (expressed as a percentage of its principal amount) equal to the comparable treasury price for such redemption date.

Optional Tax Redemption

In the event of various tax law changes after the date of this prospectus supplement and other limited circumstances that require us to pay additional amounts, as described below under “— Payment of Additional Amounts”, we may redeem all, but not less than all, of each series of notes at a price equal to 100% of the principal amount of each series of notes plus accrued interest thereon to but excluding the date of redemption. This means we may repay any one or each series of notes early. We discuss our ability to redeem the notes in greater detail under “Description of Debt Securities — Optional Tax Redemption” in the accompanying prospectus.

Further Issuances

We may, without the consent of the holders of any series of notes, issue additional notes of each or any such series having the same ranking and same interest rate, maturity date, redemption terms and other terms as the applicable series of notes described in this prospectus supplement. Any such additional notes, together with the applicable series of notes offered by this prospectus supplement, will constitute a single series of securities under the Indenture. There is no limitation on the amount of notes or other debt securities that we may issue under such indenture.

We may offer additional notes of any series of notes with OID for US federal income tax purposes as part of a further issue. Purchasers of notes of such series after the date of any further issue will not be able to differentiate between notes sold as part of such further issue and previously issued notes. If we were to issue additional notes with OID, purchasers of notes after such further issue may be required to accrue OID with respect to their notes. This may affect the price of outstanding notes of such series following a further issue. Purchasers are advised to consult legal counsel with respect to the implications of any future decision by us to undertake a further issue of notes of any series with OID.

Form, Denomination, Clearance and Settlement

We will issue the notes in fully registered form. Each series of notes will be represented by one or more global securities registered in the name of a nominee of DTC. The security holder will hold beneficial interests in the notes through DTC in book-entry form. The notes will be issued in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof. The underwriters expect to deliver the notes through the facilities of DTC on June 12, 2017. Indirect holders trading their beneficial interests in the notes through DTC must trade in DTC’s same-day funds settlement system and pay in immediately available funds. Secondary market trading through Euroclear and Clearstream, Luxembourg will occur in the ordinary way following the applicable rules and operating procedures of Euroclear and Clearstream, Luxembourg.

Payment of principal of and interest on each series of notes, so long as the notes are represented by global securities, as discussed below, will be made in immediately available funds. Beneficial interests in the global securities will trade in the same-day funds settlement system of DTC, and secondary market trading activity in such interests will therefore settle in same-day funds.

Payment of Additional Amounts

We agree that any amounts to be paid by us under the notes of principal, premium and interest in respect of the notes will be paid without deduction or withholding for, any and all present and future taxes, levies, duties, assessments, imposts or other governmental charges of whatever nature imposed, assessed, levied or collected by or for the account of the government of any jurisdiction in which we are resident for tax purposes (at the time of the issuance, the UK) or any political subdivision or taxing authority of such jurisdiction, unless such withholding or deduction is required by law. If such deduction or withholding is at any time required, we will (subject to compliance by the security holder with any relevant administrative requirements) pay such additional amounts as will result in the receipt of such amounts as would have been received by the holder had no such withholding or deduction been required, provided that we will not have to pay additional amounts if:

(i) the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for the holder’s (or certain related parties’) connection to the jurisdiction in which we are resident for tax purposes, other than by merely holding the note or by receiving principal, premium, if any, or interest, if any, on the note, or enforcing the note. These connections include where the holder or related party:

•                  is or has been a domiciliary, national or resident of such jurisdiction;

•                  is or has been engaged in a trade or business in such jurisdiction;

•                  has or had a permanent establishment in such jurisdiction; or

•                  is or has been physically present in such jurisdiction;

(ii) the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for presentation of the note for payment, if presentation is required, more than 30 days after the security became due or payment was provided for;

(iii) the tax, levy, impost or other governmental charge is an estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv) the tax, levy, impost or other governmental charge is payable in a manner that does not involve deduction or withholding from payments on or in respect of the relevant note;

(v) the tax, levy, impost or other governmental charge would not have been imposed or withheld but for the failure of the holder or beneficial owner to comply with any certification, identification or other reporting requirement concerning their nationality, residence, identity or connection with any jurisdiction in which we are resident for tax purposes, as required by any treaty, statute, regulation or administrative practice of such jurisdiction as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi) the tax, levy, impost or other governmental charge is required by Sections 1471 through 1474 of the Code (“FATCA”), any current or future U.S. Treasury Regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA; or

(vi) any combination of the taxes referred to in (i) through (vi) above.

In addition, no payments of additional amounts will be made with respect to any payment on a note if the holder of the note is a fiduciary, partnership or a person other than the sole beneficial owner of any payment, and, by the laws of the jurisdiction in which we are resident for tax purposes, that payment would be required for tax purposes to be included in income of a beneficiary or settlor with respect to the fiduciary, a member of that partnership or a beneficial owner who would not have been entitled to the additional amounts had that beneficiary, settlor, partner or beneficial owner been the holder of the relevant notes.

Defeasance and Discharge

We may release ourselves from any payment or other obligations on each series of notes as described under “Description of Debt Securities — Satisfaction, Discharge and Defeasance” in the Base Prospectus.

Paying and Calculation Agent

The principal corporate trust office of the trustee in The City of New York is designated as the principal paying agent. See “—Trustee” immediately below. We may at any time designate additional paying agents or rescind the designation of paying agents or approve a change in the office through which any paying agent acts. The trustee will also serve as the calculation agent with respect to the Floating Rate Notes pursuant to a Calculation Agency Agreement to be dated as of June 12, 2017 between us and The Bank of New York Mellon.

Trustee

As a result of the transfer of JPMorgan Chase Bank’s corporate trust business to The Bank of New York Mellon (formerly known as The Bank of New York), effective October 1, 2006, The Bank of New York Mellon is the trustee under the Indenture. The trustee’s address is The Bank of New York Mellon, Corporate Trust Office, 101 Barclay Street, New York, NY 10286. The trustee will also serve as the paying agent for the notes and as the calculation agent with respect to the Floating Rate Notes. See “— Paying and Calculation Agent” immediately above.

Base Prospectus:

DESCRIPTION OF DEBT SECURITIES

The debt securities are unsecured obligations of AstraZeneca PLC. The debt securities will rank equally in right of payment with all of our other unsecured and unsubordinated indebtedness except for indebtedness that is preferred under applicable law.

The Trustee

The Bank of New York Mellon (as successor trustee to JPMorgan Chase Bank) is the trustee under the indenture. As trustee, it has two main roles:

•                  first, it can enforce the security holder’s rights against us if we default on debt securities issued under the indenture. There are some limitations on the extent to which the trustee may act on the security holder’s behalf, described under “Defaults and Related Matters — Remedies if an event of default occurs” below; and

•                  second, the trustee performs administrative duties for us, such as sending the security holder interest payments and notices.

Types of Debt Securities

The indenture does not limit the amount of debt securities that we can issue. It provides that debt securities may be issued in one or more series up to the aggregate principal amount as we authorize from time to time. All debt securities of one series need not be issued at the same time and we may reopen any series, without the consent of a holder of that series, to issue additional debt securities of the same series.

The prospectus supplement relating to a series of debt securities will describe the following terms of the series:

•                  the title of the series of debt securities;

•                  the aggregate principal amount of debt securities and any limit on the aggregate principal amount of the series of debt securities;

•                  any stock exchange on which we will list the debt securities;

•                  the date or dates on which we will repay the principal amount of the series of debt securities or the method by which the date or dates will be determined;

•                  any rate or rates at which the series of debt securities will bear interest or the method by which the interest rate or rates will be determined;

•                  the date or dates from which any interest on the series of debt securities will accrue, the dates on which interest will be payable and the record dates for interest payments or the method by which such date or dates will be determined and the method by which interest will be calculated if different to a 360-day year of twelve 30-day months;

•                  the place or places where the principal and any interest on debt securities will be payable if other than the corporate trust office of the trustee in New York, New York;

•                  the price or prices at which, the period or periods within which, the currency or currencies, currency unit or composite currency in which, and the terms and conditions upon which we may redeem the series of debt securities in whole or in part;

•                  any right or obligation to redeem, repay or purchase the debt securities as a result of any sinking fund or similar provisions, or at the option of the holder of the debt securities and the period or periods within which, the price or prices at which and every other term and condition upon which the debt securities will be redeemed, repaid or purchased;

•                  the denominations in which debt securities of the series are issuable, if other than denominations of $2,000 and any whole multiple of $1,000 in excess thereof;

•                  the portion of the principal amount of the series of debt securities payable if an acceleration of the maturity of the debt securities is declared, if other than the principal amount;

•                  the currency, including any composite currency, of payment of the principal, premium, if any, and interest on the series of debt securities if other than US dollars;

•                  whether we or a holder of debt securities may elect to have the principal, premium, if any, or interest on the series of debt securities paid in a currency or composite currency other than the currency in which the debt securities are stated to be payable, and if so, any election period and the terms and conditions governing such an election;

•                  whether we will be required to pay additional amounts for withholding taxes or other governmental charges and, if applicable, a related right to an optional tax redemption for such a series;

•                  any index used to determine the amount of payment of principal, premium, if any, and interest on the series of debt securities and how these amounts will be determined if they are not fixed when the debt securities are issued;

•                  the forms of the series of debt securities;

•                  the applicability of the provisions described later under “— Satisfaction, Discharge and Defeasance”;

•                  any authenticating or paying agents, transfer agents or registrars or any other agents acting in connection with the debt securities other than the trustee;

•                  if applicable, a discussion of any additional or alternative material US federal income and UK tax considerations; and

•                  any other special features of the series of debt securities.

We may issue the debt securities as original issue discount securities, which are debt securities offered and sold at a substantial discount to their stated principal amount.

Overview of the Remainder of this Description

The remainder of this description summarizes:

•                  Additional mechanics relevant to the debt securities under normal circumstances, such as how the security holder transfers ownership and where we make payments.

•                  The security holder’s right to receive payment of additional amounts due to changes in the tax withholding requirements of various jurisdictions.

•                  The security holder’s rights under several special situations, such as if we merge with another company or if we want to redeem the debt securities for tax reasons.

•                  Covenants contained in the indenture that restrict our ability to incur liens and undertake sale and leaseback transactions. A particular series of debt securities may have different covenants.

•                  The security holder’s rights if we default.

•                  The security holder’s rights if we want to modify the indenture.

•                  Our relationship with the trustee.

Additional Mechanics

Exchange and Transfer

The debt securities will be issued only in fully registered form without interest coupons in denominations of $2,000 or whole multiples of $1,000 in excess thereof. The security holder may have his or her debt securities broken into more debt securities of smaller denominations of whole multiples of $1,000 (but not less than a minimum denomination of $2,000) or combined into fewer debt securities of larger denominations of whole multiples of $1,000, as long as the total principal amount is not changed. This is called an exchange.

The security holder may exchange or transfer registered debt securities at the office of the trustee. The trustee acts as our agent for registering debt securities in the names of holders and for transferring registered debt securities. We may change this appointment to another entity or perform the service ourselves. The entity performing the role of maintaining the list of registered holders is called the security registrar. It will also register transfers of the registered debt securities.

The security holder may not exchange his or her registered debt securities for bearer securities.

There will be no service charge for any exchange or registration of transfer of the debt securities, but we may require payment of an amount sufficient to cover any tax or other governmental charge imposed in connection with any exchange or registration of transfer.

The transfer or exchange of a registered debt security may be made only if the security registrar is satisfied with the security holder’s proof of ownership.

If the debt securities are redeemable and we redeem less than all of the debt securities of a particular series, we may block the transfer or exchange of debt securities during a specified period of time in order to freeze the list of holders to prepare the mailing. The period begins 15 days before the day we first mail the notice of redemption and ends on the day of that mailing. We may also refuse to register transfers or exchanges of debt securities selected or called for redemption. However, we will continue to permit transfers and exchanges of the unredeemed portion of any security being partially redeemed.

Payment and Paying Agents

We will pay interest to the security holder if he or she is a direct holder of debt securities at the close of business on a particular day in advance of each due date for interest, even if the security holder no longer owns the security on the interest due date. That particular day, usually about two weeks in advance of the interest due date, is called the record date and is stated in the applicable prospectus supplement.

Unless provided otherwise in the applicable prospectus supplement, we will pay interest, principal and any other money due on debt securities in registered form at the corporate trust office of The Bank of New York Mellon (as successor paying agent to JPMorgan Chase Bank) in the Borough of Manhattan, The City and State of New York as paying agent for the debt securities. That office is located at The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286. At our option, we may pay interest on any debt securities by check mailed to the registered holders.

Some of the debt securities may be denominated, and payments may be made, in currencies other than US dollars or in composite currencies. A summary of any special considerations which apply to these debt securities is in the applicable prospectus supplement.

Street name and other indirect holders should consult their banks or brokers for information on how they will receive payments.

We may arrange for additional payment offices, or may cancel or change these offices, including our use of the trustee’s corporate trust office. These offices are called paying agents. We may also choose to act as our own paying agent, but must always maintain a paying agency in the Borough of Manhattan, The City and State of New York. Whenever there are changes in the paying agents for any particular series of debt securities we must notify the trustee.

Payment of Additional Amounts

Unless provided otherwise in the applicable prospectus supplement, we agree that any amounts to be paid by us under any series of debt securities of principal, premium and interest in respect of the debt securities will be paid without deduction or withholding for, any and all present and future taxes, levies, duties, assessments, imposts or other governmental charges of whatever nature imposed, assessed, levied or collected by or for the account of the government of any jurisdiction in which we are resident for tax purposes (at the time of the issuance, the UK) or any political subdivision or taxing authority of such jurisdiction, unless such withholding or deduction is required by law. If such deduction or withholding is at any time required, we will (subject to compliance by the security holder with any relevant administrative requirements) pay such additional amounts as will result in the receipt of such amounts as would have been received by the holder had no such withholding or deduction been required.

The indenture provides that we will not have to pay additional amounts in certain specified circumstances, and that those circumstances may be modified or supplemented for different series of debt securities. Unless the applicable prospectus supplement for a series of debt securities provides otherwise, debt securities issued using this prospectus will provide that we will not have to pay additional amounts if:

•                  the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for the holder’s (or certain related parties’) connection to the jurisdiction in which we are resident for tax purposes, other than by merely holding the debt security or by receiving principal, premium, if any, or interest, if any, on the debt security, or enforcing the debt security. These connections include where the holder or related party:

•                  is or has been a domiciliary, national or resident of such jurisdiction;

•                  is or has been engaged in a trade or business in such jurisdiction;

•                  has or had a permanent establishment in such jurisdiction; or

•                  is or has been physically present in such jurisdiction.

•                  the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for presentation of the debt security for payment, if presentation is required, more than 30 days after the security became due or payment was provided for;

•                  the tax, levy, impost or other governmental charge is an estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

•                  the tax, levy, impost or other governmental charge is payable in a manner that does not involve deduction or withholding from payments on or in respect of the relevant debt security;

•                  the tax, levy, impost or other governmental charge would not have been imposed or withheld but for the failure of the holder or beneficial owner to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with any jurisdiction in which we are resident for tax purposes, as required by any treaty, statute, regulation or administrative practice of such jurisdiction as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

•                  the holder would have been able to avoid such withholding or deduction by authorizing the paying agent to report information in accordance with the procedure laid down by the relevant tax authority or by producing, in the form required by the relevant tax authority, a declarative, claim, certificate, document or other evidence establishing exemption therefrom;

•                  the tax, levy, impost or other governmental charge is imposed by the US or any political subdivision or taxing authority thereof or therein;

•                  the holder of the debt security is a fiduciary, partnership or a person other than the sole beneficial owner of any payment that would be required, by the laws of the jurisdiction in which we are resident for tax purposes, to be included in income, for tax purposes, of a beneficiary or settlor with respect to the fiduciary, a member of that partnership or a beneficial owner who would not have been entitled to the additional amounts had that beneficiary, settlor, partner or beneficial owner been the holder; or

•                  any combination of the exceptions listed above.

Mergers and Similar Events

We are generally permitted to consolidate or merge with another company or other entity that is organized under the laws of the UK, the US or any other country which is a member of the Organization for Economic Cooperation and Development. We are also generally permitted to sell or convey our property as an entirety or substantially as an entirety to such other entity. Our ability to take some of these actions is restricted in the following ways:

•                  any entity succeeding us must assume our obligations in relation to the debt securities and under the indenture; and

•                  if the succeeding entity is not organized under the laws of the UK or a State of the United States, the succeeding entity’s assumption of our obligations in relation to the debt securities and under the indenture must include the obligation to pay any additional amounts as described under “— Payment of Additional Amounts”.

It is possible that the merger, sale, or lease of all or substantially all of our assets would cause a principal property of ours or of a restricted subsidiary of ours or shares of stock or indebtedness of any of our restricted subsidiaries to become subject to a lien giving other lenders preferential rights in that property over holders of debt securities. We have promised to limit these preferential rights on our property, called liens, as discussed under “— Limitation on Liens”. If a merger or other transaction would create any impermissible liens on our property, we must grant an equivalent or higher-ranking lien on the same property to the security holder and the other direct holders of the debt securities.

Optional Tax Redemption

Unless provided otherwise in the applicable prospectus supplement, we have the option to redeem the debt securities in the two situations described below. The redemption price for the debt securities, other than original issue discount debt securities, will be equal to the principal amount of the debt securities being redeemed plus accrued interest and any additional amounts due on the date fixed for redemption. The redemption price for original issue discount debt securities will be specified in the applicable prospectus supplement. We must give the security holder between 30 and 60 days’ notice before redeeming the debt securities.

The first situation is where, as a result of a change or amendment to any law or related regulation or ruling of the jurisdiction in which we are resident for tax purposes, or any change in an application or interpretation of such laws, regulations or rulings, or any change in application or interpretation of, or any execution of an amendment to, any treaty, we would have to pay additional amounts as described under “—Payment of Additional Amounts”.

This first situation applies only in the case of changes, amendments, applications, interpretations or executions that occur on or after the date specified in the prospectus supplement for the applicable series of debt securities (or if no such date is specified, the first date on which debt securities of such series were issued). If we are succeeded by another entity, the applicable jurisdiction will be the jurisdiction in which such successor is resident for tax purposes, rather than the jurisdiction in which we are resident for tax purposes, and the applicable date will be the date such entity became successor, rather than the date specified in the preceding sentence.

The second situation is where our independent legal advisor has advised us that, as a result of action taken by a taxation authority of, or any action brought in a court of competent jurisdiction in, the jurisdiction in which we are resident for tax purposes, after the date specified in the prospectus supplement for the applicable series of debt securities, we would have to pay additional amounts as described under “—Payment of Additional Amounts” and the payment of such additional amounts cannot be avoided by the use of reasonable measures available to us. If we are succeeded by another entity, the applicable jurisdiction will be the jurisdiction in which such successor is resident for tax purposes, rather than the jurisdiction in which we are resident for tax purposes and the applicable date will be the date such entity became our successor.

Covenants

Limitation on Liens

Some of our property and the property of our subsidiaries may be subject to a mortgage, pledge, assignment, charge or other legal mechanism that gives a lender preferential rights in that property over other lenders, including the security holder and the other direct holders of the debt securities, or over our general creditors if we fail to repay them. These preferential rights are generally called liens.

We undertake that we and certain of our subsidiaries, which we refer to as “restricted subsidiaries”, will not become obligated on any new debt for borrowed money that is secured by a lien on any principal property or on any shares of stock or indebtedness of any of our restricted subsidiaries unless we grant an equivalent or higher-ranking lien on the same property to the security holder and the other direct holders of the debt securities.

•                  Restricted subsidiary means any wholly-owned subsidiary:

•                  with substantially all of its property located within the UK or the US; and

•                  which owns a principal property;

but does not include any wholly-owned subsidiary principally engaged in leasing or in financing installment receivables or principally engaged in financing the operations of us and our consolidated subsidiaries.

•                  A wholly-owned subsidiary means any corporation in which control, directly or indirectly, of all of the stock with ordinary voting power to elect the board of directors of that corporation is owned by us, or by one or more of our wholly-owned subsidiaries or by us and one or more of our wholly-owned subsidiaries.

•                  A subsidiary, with respect to any person, is any corporation in which that person owns or controls directly or indirectly at least a majority of stock with ordinary voting power to elect a majority of the board of directors.

•                  Principal property means any manufacturing plant or facility or any research facility owned by us or any restricted subsidiary. A principal property must also be located within the UK or the US and have a gross book value (before deducting any depreciation reserve) exceeding 2% of our consolidated net tangible assets. Principal property does not include:

•                  any plant or facility or research facility which in the opinion of our board of directors is not materially important to the total business conducted by us and our subsidiaries; or

•                  any portion of a property described above which, in the opinion of our board of directors, is not materially important to the use or operation of the property.

We do not need to comply with this restriction if the amount of all debt that would be secured by liens on our principal properties and the shares of stock or indebtedness of our restricted subsidiaries is no more than 15% of our consolidated net tangible assets.

•                  Our consolidated net tangible assets mean AstraZeneca PLC’s consolidated total assets, after deducting:

•                  all liabilities due within one year (other than short-term borrowings and long-term debt due within one year); and

•                  all goodwill, trade names, trademarks, patents and other similar types of intangible assets as shown on the audited consolidated balance sheet contained in the latest annual report to our shareholders.

This restriction on liens does not apply to debt secured by a number of different types of liens. These types of liens include the following:

•                  any lien on property, shares of stock or indebtedness of any corporation existing at the time the corporation becomes a restricted subsidiary;

•                  any lien on property or shares of stock existing at the time of acquisition of that property or those shares of stock, or to secure the payment of all or any part of the purchase price of that property or those shares of stock, or to secure any debt incurred before, at the time of, or within twelve months after, in the case of shares of stock, the acquisition of the shares of stock and, in the case of property, the later of the acquisition, completion of construction (including any improvements on an existing property) or commencement of the commercial operation of the property, where the debt is incurred to finance all or any part of the purchase price;

•                  any lien securing debt owed to us or to any of our restricted subsidiaries by us or any of our restricted subsidiaries;

•                  any lien existing at the date of the indenture;

•                  any lien on a principal property to secure debt incurred to finance all or part of the cost of improving, constructing, altering or repairing any building, equipment or facilities or of any other improvements on all or any part of that principal property, if the debt is incurred before, during, or within twelve months after completing the improvement, construction, alteration or repair;

•                  any lien on property owned or held by any corporation or on shares of stock or indebtedness of any corporation, where the lien existed either at the time the corporation is merged, consolidated or amalgamated with either us or a restricted subsidiary or at the time of a sale, lease or other disposition of all or substantially all of the property of a corporation to us or a restricted subsidiary;

•                  any lien arising by operation of law and not securing amounts more than 90 days overdue or otherwise being contested in good faith;

•                  any lien arising by operation of law over any credit balance or cash held in any account with a financial institution;

•                  any rights of financial institutions to offset credit balances in connection with the operation of cash management programs established for our benefit and/or the benefit of any restricted subsidiary;

•                  any lien incurred or deposits made in the ordinary course of business, including but not limited to:

•                  any mechanics’, materialmen’s, carriers’, workmen’s, vendors’ or other similar liens;

•                  any liens securing amounts in connection with workers’ compensation, unemployment insurance and other types of social security; and

•                  any easements, rights-of-way, restrictions and other similar charges;

•                  any liens incurred or deposits made securing the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, government contracts, performance and return of money bonds and other obligations of a similar nature incurred in the ordinary course of business;\

•                  any lien securing taxes or assessments or other applicable governmental charges or levies;

•                  any extension, renewal or replacement or successive extensions, renewals or replacements, in whole or in part, of any lien included in the preceding paragraphs or of any of the debt secured under the preceding paragraphs, so long as the principal amount of debt secured does not exceed the principal amount of debt secured at the time of the extension, renewal or replacement, and that the extension, renewal or replacement lien is limited to all or any part of the same property or shares of stock that secured the lien extended, renewed or replaced (including improvements on that property), or property received or shares of stock issued in substitution or exchange; and

•                  any lien in favor of us or any subsidiary of ours.

The following types of transactions will not be deemed to create debt secured by a lien and, therefore, will also not be subject to the restriction on liens:

•                  any liens on property of ours or a restricted subsidiary in favor of the US or any State of the US, or the UK, or any other country, or any political subdivision of, or any department, agency or instrumentality of, these countries or states, to secure partial, progress, advance or other payments under provisions of any contract or statute including, but not limited to, liens to secure debt of pollution control or industrial revenue bond type, or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or cost of construction of the property subject to these liens.

Limitation on Sale and Lease-Back Transactions

Neither we nor any of our restricted subsidiaries will enter into any sale and lease-back transaction involving a principal property without complying with this covenant.

A sale and lease-back transaction is an arrangement between us or a restricted subsidiary and any person in which we or the restricted subsidiary leases back for a term of more than three years a principal property that we or the restricted subsidiary has sold or transferred to that person.

We and our restricted subsidiaries may enter into sale and lease-back transactions provided that the total amount of attributable debt attributable to all sale and lease-back transactions plus other debt of ours or any of our restricted subsidiaries that is secured by liens (but excluding debt secured by liens on property that we or a restricted subsidiary would be entitled to incur, assume or guarantee without equally and ratably securing the debt securities offered by this prospectus as described under “— Limitation on Liens” above) does not exceed 15% of consolidated net tangible assets.

This restriction does not apply to any sale and lease-back transaction if:

•                  we or the restricted subsidiary seeking to enter into the sale and lease-back could incur, assume or guarantee debt secured by a lien on the principal property to be leased without equally and ratably securing the debt securities offered by this prospectus as a result of one or more of the exceptions to the limitation on liens as described under “— Limitation on Liens” above;

•                  within twelve months before or after the sale or transfer, regardless of whether the sale or transfer may have been made by us or a restricted subsidiary, we apply, an amount equal to the net proceeds of the sale or transfer (in the case of a sale or transfer for cash), or an amount equal to the fair value of the principal property so leased at the time of entering into the sale or transfer as determined by our board of directors (in the case of a sale or transfer otherwise than for cash), to

•                  the retirement of indebtedness for money borrowed, incurred or assumed by us or any restricted subsidiary which matures at, or is extendible or renewable at the option of the obligor to, a date more than twelve months after the date of incurring, assuming or guaranteeing such debt, or

•                  investment in any principal property or principal properties.

This restriction on sale and lease-back transactions also does not apply to any transaction between us and a restricted subsidiary, or between restricted subsidiaries.

Attributable debt means the present value (discounted at a rate equal to the weighted average of the rate of interest on all securities then issued and outstanding under the indenture, compounded semi-annually) of our or a restricted subsidiary’s obligation for rental payments for the remaining term of any lease in a sale and lease-back transaction.

Default and Related Matters

Events of Default

A holder of debt securities of a particular series will have special rights if any event of default occurs with respect to that series and is not cured, as described later in this subsection.

What is an event of default? An event of default means any of the following:

•                  Interest — default for 30 days in the payment of any installment of interest on the series of debt securities;

•                  Principal — default in the payment of all or any part of the principal of the series of debt securities when such principal becomes due and payable either at maturity, upon redemption, by acceleration or otherwise;

•                  Sinking Fund Installment — default in the payment of any sinking fund installment as and when such installment becomes due and payable by the specific terms of the series of debt securities or beyond any period of grace;

•                  Covenant — breach or default by us in the performance of a covenant or warranty in respect of the debt securities of the relevant series which has not been remedied for ninety days after we receive written notice of the default from the trustee or we and the trustee receive written notice of the default from the holders of at least 25% of the principal amount of the debt securities of all affected series;

•                  Bankruptcy — certain events of bankruptcy, insolvency or reorganization affecting us; or

•                  Other — any other event of default provided in any supplemental indenture or resolution of our board of directors under which a particular series is issued or in the form of security for such series.

No event of default described in the provisions above with respect to a particular series of debt securities will necessarily constitute an event of default with respect to any other series of debt securities and the events of default for any specific series may be modified as described in the applicable prospectus supplement.

Remedies if an event of default occurs. If an event of default, other than a “Bankruptcy” default, has occurred (but only if, in the case of a “Covenant” default, the default has occurred for less than all series of debt securities then issued under the indenture and outstanding) and has not been cured, the trustee or the holders of at least 25% of the principal amount of debt securities of the affected series (each affected series voting as a separate class) may declare the principal amount (or, if the debt securities of a series are original issue discount securities, that portion of the principal amount as may be specified in the terms of that series) of all the debt securities of that series, together with any accrued interest, to be due and payable immediately. If an event of default has occurred under “Covenant” default with respect to all of the series of debt securities then issued under the indenture and outstanding, or under “Bankruptcy” default, and has not been cured, the trustee or the holders of at least 25% of the principal amount of all the debt securities then issued under the indenture and outstanding (treated as one class) may declare the principal (or, if any debt securities are original issue discount securities, that portion of the principal amount as may be specified in the terms of that series) of all debt securities then issued under the indenture and outstanding, together with any accrued interest, to be due and payable immediately. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of at least a majority in principal amount of the debt securities of the affected series or by at least a majority in principal amount of all the debt securities then issued under the indenture and outstanding (voting as one class), as the case may be, if certain conditions are met.

Before a declaration of acceleration of maturity, past “Covenant” defaults that do not affect all series of debt securities then issued under the indenture and outstanding may be waived by the holders of a majority in principal amount of the debt securities then outstanding of each affected series (each such series voting as a separate class). Past “Covenant” defaults that affect all series of debt securities then issued under the indenture and outstanding and past “Bankruptcy” defaults may be waived by the holders of a majority in principal amount of all the debt securities then issued under the indenture and outstanding (treated as one class). Default in the payment of principal of or interest on or any sinking fund installment of debt securities of any series or a covenant or provision of the indenture that cannot be modified or amended without the consent of the holder of each debt security affected may only be modified or amended with the consent of such holder.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability. This protection is called an indemnity. If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may, subject to certain limitations and conditions, direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. These majority holders may also, subject to certain limitations and conditions, direct the trustee in performing any other action under the indenture.

Before the security holder bypasses the trustee and brings his or her own lawsuit or other formal legal action or takes other steps to enforce his or her rights or protects his or her interests relating to the debt securities, the following must occur:

•                  the security holder must give the trustee written notice that an event of default has occurred and remains uncured;

•                  the holders of 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default, and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action; and

•                  the trustee must have not taken action for 60 days after receipt of the above notice and offer of indemnity and the trustee has not received an inconsistent direction from the holders of a majority in principal amount of all outstanding debt securities of the relevant series during that period.

These limitations do not apply to a suit instituted by the security holder for the enforcement of payment of the principal or interest on a debt security on or after the respective due dates.

We will file annually with the trustee on or before March 31 in each year a written statement of certain of our officers certifying that, to their knowledge, we have not defaulted on our covenants under the indenture or else specifying any default that exists.

For any series of debt securities that is a series of original issue discount securities the applicable prospectus supplement will contain provisions for the acceleration of the maturity of a portion of the principal amount of such original issue discount securities.

Modification of the Indenture and Waiver

There are three types of changes we can make to the indenture and any series of the debt securities.

Changes not requiring approval. The first type of change does not require any vote by holders of debt securities. The security holder’s consent is not required to do any of the following:

•                  to transfer or pledge any property or assets to the trustee as security for any series of the debt securities;

•                  to evidence the succession of any successor corporation to us as described under “Mergers and Similar Events” above;

•                  to evidence the succession of any successor trustee under the indenture or to add to or change any provisions of the indenture as necessary to provide for the appointment of an additional trustee or trustees;

•                  to add to our covenants or to add additional events of default for the benefit of the holders of any series of the debt securities;

•                  to cure any ambiguity or to correct or supplement any provision of the indenture that may be defective or inconsistent with any other provision of the indenture; or

•                  to make any other provisions with respect to matters or questions arising under the indenture as our board of directors may deem necessary or desirable and that shall not adversely affect the interests of holders of any series of the debt securities in any material respect.

Changes requiring the approval of a majority of holders. The second type of change to the indenture and the debt securities requires a vote in favor by holders of debt securities owning at least a majority of the principal amount of all series of debt securities then outstanding and affected by such charge (each affected series voting as a separate class). In this manner, any provision of the indenture or any series of debt securities may be changed or eliminated unless the provision relates to a matter that requires the consent of each affected holder as discussed below.

Changes requiring the security holder’s approval. Third, there are changes that cannot be made to the security holder’s debt securities without the specific approval of each affected holder. The security holder’s consent is required before we could do any of the following:

•                  extend the final maturity of a debt security;

•                  reduce the principal amount of a debt security;

•                  reduce the rate or extend the time of payment of any interest on a debt security;

•                  reduce any amount payable on redemption of a debt security;

•                  reduce the amount of principal due and payable upon an acceleration of the maturity or provable in bankruptcy of a debt security issued at an original issue discount;

•                  impair the security holder’s right to sue for payment;

•                  impair any right of repayment at the option of the holder;

•                  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture; or

•                  change in any manner adverse to the holders of the debt securities our obligations relating to the payment of principal and interest, and sinking fund payments.

Satisfaction, Discharge and Defeasance

We may terminate our repayment and obligations on the debt securities, when:

•                  we have paid or caused to be paid the principal of and interest, if any, then due and payable on all outstanding debt securities of any series; or

•                  we have delivered to the trustee for cancellation all outstanding debt securities of any series; or

•                  all the outstanding debt securities of the series that have not been delivered to the trustee for cancellation have become or will become due and payable within one year and we have made arrangements satisfactory to the trustee for the giving of notice of redemption by the trustee in our name; and

•                  we have deposited with the trustee sufficient funds to pay and discharge the entire indebtedness on the series of debt securities to pay principal and interest, if any, and paid all other sums payable under the indenture.

We may legally release ourselves from any payment or other obligations on the debt securities, except for various obligations described below, if we, in addition to other actions, put in place the following arrangements for the security holder:

•                  we must deposit in trust for the security holder’s benefit and the benefit of all other direct holders of the debt securities a combination of money and government obligations that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates; and

•                  we must deliver to the trustee a legal opinion of our counsel to the effect that the holders of the debt securities of that series will not recognize gain or loss for US federal income tax purposes as a result of the defeasance and will be subject to the same US federal income tax as would be the case if the defeasance did not occur.

However, even if we take these actions, a number of our obligations relating to the debt securities will remain. These include the following obligations:

•                  to register the transfer and exchange of debt securities and our right of optional redemption, if any;

•                  to replace mutilated, defaced, destroyed, lost or stolen debt securities;

•                  to pay principal and interest, if any, on the original stated due dates and any remaining rights of the holders to receive sinking fund payments, if any, from funds deposited with the trustee;

•                  immunities of the trustee; and

•                  to hold money for payment in trust.

Government obligation means securities that are:

•                  direct obligations of the US or any foreign government of a sovereign state for the payment of which is pledged by the full faith and credit of the US or such foreign government; or

•                  obligations of an entity controlled or supervised by and acting as an agency or instrumentality of the US or any foreign government of a sovereign state the payment of which is unconditionally guaranteed as a full faith and credit obligation of the US or such foreign government;

and are not callable or redeemable at the option of the issuer. Government obligation also includes:

•                  a depositary receipt issued by a bank or trust company as custodian for these government obligations, or specific payment of interest on or principal of these government obligations, held by such custodian for the account of the holder of a depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deductions from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of these government obligations, or the specific payment of interest on or principal of these government obligations, evidenced by such depositary receipt.

Notices

We and the trustee will send notices only to direct holders, using their addresses registered in the trustee’s records.

Regardless of who acts as paying agent, all money that we pay to a paying agent that remains unclaimed at the end of two years after the amount is due to direct holders of debt securities will be repaid to us. After that two-year period, the security holder may look only to us for payment and not to the trustee, any other paying agent or anyone else.

Governing Law

The debt securities and the indenture will be governed by and construed in accordance with the laws of the State of New York.

Concerning the Trustee

The Bank of New York Mellon acts as the trustee with respect to certain debt securities of certain of our subsidiaries.

If an event of default occurs, or an event occurs that would be an event of default if the requirements for either giving us notice or our default having to exist for a specified time period were disregarded, the trustee may be considered to have a conflicting interest with respect to the debt securities or the indenture for purposes of the Trust Indenture Act of 1939. In that case, the trustee may be required to resign as trustee under the applicable indenture and we would be required to appoint a successor trustee.

C.            7.000% Notes due 2023

Prospectus Supplement:

DESCRIPTION OF NOTES

General

The Debentures are unsecured obligations of the Issuer, are unconditionally guaranteed by the Company as to payment of principal and interest thereon, are limited to $300,000,000 aggregate principal amount and will mature on November 15, 2023. The Debentures rank pari passu in right of payment with all other unsecured and unsubordinated indebtedness of the Issuer and the Guarantees rank pari passu in right of payment with all other unsecured and unsubordinated indebtedness of the Company, except, in each case, indebtedness given preference by applicable law. The Indenture does not limit the amount of securities which may be issued thereunder. The Debentures have been issued in the form of fully registered Global Debentures. Global Debentures have been deposited with, or on behalf of, The Depository Trust Company (the “Depository”), New York, New York and registered in the name of the Depository’s nominee. The Debentures will bear interest at the rate per annum shown on the front cover of this Prospectus from November 15, 1993 or from the most recent interest payment date for which interest has been paid or provided for, payable semiannually on May 15 and November 15 of each year, commencing May 15, 1994, to the holders of record (the “Holders”) at the close of business on the record date relating thereto, which will be the preceding May 1 or November 1, as the case may be. Such interest will be computed on the basis of a 360-day year of twelve 30-day months.

The general provisions of the Indenture and the instruments governing the rights of the holders of the Company’s other senior indebtedness do not afford the Holders or such holders, respectively, any protection in the event of a highly leveraged or other similar transaction involving the Company that may adversely affect the Holders or such other holders, respectively.

Book-Entry System

Upon issuance, the Debentures have been represented by one or more Global Debentures. Each global security representing the Global Debentures has been deposited with, or on behalf of, the Depository, and registered in the name of a nominee of the Depository. Except under the circumstances described below, Global Debentures will not be exchangeable at the option of the Holder for certificated Debentures and Global Debentures will not otherwise be issuable in definitive form.

The Depository has advised the issuer, the Company and the Underwriters as follows: The Depository is a limited-purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of section 17A of the Exchange Act. The Depository was created to hold securities of its participants and to facilitate the clearance and settlement of securities transactions among its participants in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of securities certificates. The Depository’s participants include securities brokers and dealers (including the Underwriters), banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own the Depository. Access to the Depository’s book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

Upon issuance of the Global Debentures, the Depository has credited, on its book-entry registration and transfer system, the respective principal amounts of the Debentures represented by such Global Debentures to the accounts of institutions that have accounts with the Depository or its nominee (“participants”). The accounts to be credited have been designated by the Underwriters. Ownership of ‘beneficial interests in the Global Debentures will be limited to participants or persons that may hold interests through participants. Ownership of beneficial interests in such Global Debentures will be shown on, and the transfer of that ownership will be effected only through, records maintained by the Depository or its nominee (with respect to participants’ interests) for such Global Debentures or by participants or persons that hold through participants. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability to transfer beneficial interests in the Global Debentures.

So long as the Depository, or its nominee, is the registered owner of the Global Debentures, such Depository or such nominee, as the case may be, will be considered the sole owner or Holder of the Global Debentures for all purposes under the Indenture. Except as set forth below, owners of beneficial interests in such Global Debentures will not be entitled to have the Debentures represented by such Global Debentures registered in their names, will not receive or be entitled to receive physical delivery of Debentures in definitive form and will not be considered the owner or Holders thereof under the Indenture. Accordingly, each person owning a beneficial interest in the Global Debentures must rely on the procedures of the Depository and, if such person is not a participant, on the procedures of the participant through which such person owns its interests, to exercise any rights of a Holder under the Indenture. The Issuer and the Company understand that under existing industry practice, in the event that the Issuer or the Company requests any action of Holders or a beneficial owner desires to take any action a Holder is entitled to take, the Depository would authorize the participants to take such action and that the participants would authorize beneficial owners owning through such participants to take such action or would otherwise act upon the instructions of beneficial owners owning through them.

Principal and interest payments on Global Debentures registered in the name of or held by a Depository or its nominee will be made to the Depository or its nominee, as the case may be, as the registered owner or Holder of the Global Debentures. Neither the Issuer, the Company, the Trustee, nor any paying agent for such Global Debentures will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in Global Debentures or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

The Issuer and the Company expect that the Depository, upon receipt of any payments of principal or interest in respect of the Global Debentures, will credit immediately the accounts of the related participants with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Debentures as shown on the records of the Depository. The Issuer and the Company also expect that payments by participants to owners of beneficial interests in such Global Debentures held through such participants wit) be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such participants.

Unless and until it is exchanged in whole or in part for Debentures in definitive form in accordance with the terms of the Debentures, the Global Debentures may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

Definitive Debentures

Global Debentures will not be exchangeable for definitive Debentures except (i) if the Depository notifies the Issuer and the Company that it is unwilling or unable to continue to hold the Global Debentures or if the Depository ceases to be a clearing agency registered under the Exchange Act and a successor depository is not appointed by the Issuer, (ii) if an Event of Default has occurred and is continuing or (iii) if at any time the Issuer in its sole discretion determines that the Global Debentures shall be so exchangeable. Any Global Debenture that is exchangeable for Debentures pursuant to the preceding sentence shall be exchangeable for Debentures issuable in denominations of $1,000 and foregoing, a Global Debenture shall not be exchangeable, except for a Global Debenture of like denomi-  nation to be registered in the name of such Depository or its nominee.

Guarantees

The Company unconditionally guarantees the due and punctual payment of the principal of and interest on the Debentures, when and as the same becomes due and payable, whether by declaration thereof or otherwise. The Company will further agree that any amounts to be paid by the Company under the Guarantees will be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the United Kingdom or any political subdivision or taxing authority thereof or therein or if deduction or withholding of any such taxes, levies, imposts or other governmental charges shall at any time be required by the United Kingdom or any such subdivision or authority, the Company will (subject to compliance by the Holders of such Debentures with any relevant administrative requirements) pay such additional amounts in respect of principal and interest as may be necessary in order that the net amounts paid to the Holders of the Debentures or the Trustee pursuant to the Guarantees, after such deduction or withholding, will equal the respective amounts of principal and interest to which the Holders or the Trustee are entitled; provided, however, that the foregoing will not apply to:

(i) any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that the Holder of the relevant Debenture (or a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) is or has been a domiciliary, national or resident of, or engaging or having been engaged in a trade or business or maintaining or having maintained a permanent establishment or being or having been physically present in, the United Kingdom or such political subdivision or otherwise having or having had some connection with the United Kingdom or such political subdivision other than the holding or ownership of a Debenture, or the collection of principal of, and interest on, or the enforcement of, a Debenture or Guarantee,

(ii) any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, the relevant Debenture was presented more than thirty days after the date on which such payment became due or was provided for, whichever is later,

(iii) any estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge,

(iv) any present or future tax, levy, impost or other governmental charge which is payable otherwise than by deduction or withholding from payments on or in respect of the relevant Debenture,

(v) any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the failure to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the United Kingdom or any political subdivision thereof of the Holder or beneficial owner of the relevant Debenture, if compliance is required by treaty or by statute, regulation or administrative practice of the United Kingdom or such political subdivision as a condition to relief or exemption from such tax, levy, impost or other governmental charge or

(vi) any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected if the beneficial owner of the relevant Debenture had been the Holder of such Debenture or which, if the beneficial owner of the relevant Debenture had been the Holder of such Debenture, would have been excluded pursuant to clauses (i) through (v).

UK Taxation

In the then opinion of Graeme H.R. Musker, the then Company’s Group Solicitor, under English law and UK Inland Revenue practice as applied and interpreted on the date of this Prospectus and on the basis of the United Kingdom/United States Double Taxation Treaty (the “Treaty”) in force at the time of issuance of the Debenture, no taxes, levies, imposts or other governmental charges of the UK or any political subdivision or taxing authority thereof or therein would be required to be deducted or withheld from any payment to a beneficial owner of the Debentures who is a resident of the US (who is not also a resident of the UK), made (i) by the Issuer pursuant to the Debentures or (ii) by the Company (x) pursuant to the Guarantees or (y) to the Issuer to enable the Issuer to make any payment of principal or interest in respect of the Debentures, provided that, in respect of payments made by the Company to a beneficial owner of the Debentures who is a resident of the US (who is not also a resident of the UK), as regards the portion of any such payment which represents interest due from the Issuer that:

(A) that portion constitutes “interest” (as such term is defined in Article 11 (3) of the Treaty) or is exempt from taxation in the UK under Article 22;

(B) the holder is entitled to and has claimed the benefit of the Treaty in respect of such payment; and

(C) the Company has received from the UK Inland Revenue a direction allowing payment to be made without deduction of UK tax pursuant to the Treaty.

With regard to (A) above, although the matter is not totally free from doubt, the better view is that the portion of any payment made by the Company under the Guarantees which represents interest due from the Issuer should constitute “interest” (as defined in the Treaty). If this view is incorrect, it is arguable that the portion of the payment would be subject to UK withholding tax except where exemption has been obtained under Article 22 of the Treaty. Even if (C) above is not satisfied so that tax is withheld by the Company, a person entitled to exemption under the Treaty may claim repayment of such tax from the UK Inland Revenue.

Redemption

Except as provided below, the Debentures will not be subject to redemption at the option of the Issuer, in whole or in part, at any time prior to maturity.

If as the result of any change in or any amendment to the laws or any regulations or rulings thereunder of the United Kingdom or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in an application or interpretation of such laws, regulations or rulings, or any change in an application or interpretation of, or any execution of an amendment to, any treaty or treaties affecting taxation to which the United Kingdom or any political subdivision or taxing authority thereof or therein is a party, which change, amendment, application, interpretation or execution becomes effective on or after the date of this Prospectus, it is determined by the Issuer or the Company that (i) the Company would be required to make additional payments in respect of principal or interest on the next succeeding date for the payment thereof, (ii) any tax would be imposed (whether by way of deduction, withholding or otherwise) by the United Kingdom or by any political subdivision or taxing authority thereof or therein, upon or with respect to any interest payments received or receivable by the Issuer from the Company or (iii) based upon an opinion of independent counsel to the Issuer or the Company, as the case may be, as a result of any action taken by any taxing authority of, or any action brought in a court of competent jurisdiction in, the United Kingdom or any political subdivision thereof (whether or not such action was taken or brought with respect to the Issuer or the Company), which action is taken or brought on or after the date of this Prospectus, the circumstances described in clause (i) or (ii) above would exist, and the payment of such additional amounts in the case of (i) or (iii) above or the imposition of such tax in the case of (ii) or (iii) above cannot be avoided by the use of any reasonable measures available to the Issuer or the Company, the Issuer or the Company may, at its option, redeem the Debentures in whole at any time at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the date fixed for redemption.

If (1) there has been an amalgamation, reconstruction, consolidation, merger or other transaction concerning the Company or an assumption of the Issuer’s obligations under the Indenture and the Debentures by the Company or any Subsidiary (as defined below) of the Company, as permitted under the Indenture and described under “Consolidation, Merger and Sale of Assets” below and (2) as the result of any change in or any amendment to the laws or any regulations or rulings thereunder of the jurisdiction in which such successor Issuer or successor Company is incorporated or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in an application or interpretation of such laws, regulations or rulings, or any change in an application or interpretation of, or any execution of an amendment to, any treaty or treaties affecting taxation to which such jurisdiction or any political subdivision or taxing authority thereof or therein is a party which change, amendment, application, interpretation or execution becomes effective on or after the date of such transaction or assumption, it is determined by the successor issuer or the successor Company that (i) the successor Company would be required to make additional payments In respect of principal or interest pursuant to an agreement made by such successor Company in a supplemental indenture or the successor Issuer would be required to make additional payments in respect of principal or interest on the next succeeding date for payment thereof pursuant to an agreement made by such successor Issuer in a supplemental indenture, (ii) any tax would be imposed (whether by way of deduction, withholding or otherwise) by such jurisdiction or by any political subdivision or taxing authority thereof or therein, upon or with respect to any interest payments received or receivable by the Issuer or the successor Issuer from the successor Company or the Company, as the case may be, or (iii) based upon an opinion of independent counsel to the successor Issuer or the successor Company, as the case may be, as a result of any action taken by any taxing authority of, or any action brought in a court of competent jurisdiction in such jurisdiction or any political subdivision thereof (whether or not such action was taken or brought with respect to the successor Issuer or the successor Company), which action is taken or brought on or after the date of such transaction or assumption, the circumstances described in clause (i) or (ii) would exist, and the payment of such additional amounts in the case of (i) or (iii) above or the imposition of such tax in the case of (ii) or (iii) above cannot be avoided by the use of any reasonable measures available to the successor Issuer or the successor Company, the successor Issuer or the successor Company may, at its option, redeem the Debentures in whole at any time at a redemption price equal to 100 per cent of the principal amount thereof plus accrued interest to the date fixed for redemption.

If the Issuer or the Company elects to redeem the Debentures as described in any of the two preceding paragraphs, notice of such redemption shall be given to the Holders of the Debentures by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to the Holders of the Debentures at their last addresses as they shall appear upon the registry books. The notice of redemption shall specify the date fixed for redemption, the principal amount to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of the Debentures to be redeemed, whether such redemption is pursuant to Section 11.6(a) or Section 11.6(b) of the Indenture, respectively, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon will cease to accrue. The notice of redemption shall be given by the Issuer or the Company or, at the Issuer’s or the Company’s request, by the Trustee in the name and at the expense of the Issuer or the Company, as the case may be.

Limitation on Liens

The Indenture provides that the Company will not, and will not permit any of its Restricted Subsidiaries (as defined below) to, incur, assume or guarantee indebtedness for money borrowed (“Debt”) secured by a mortgage, pledge, security interest or lien (“mortgage” or “mortgages”) upon any Principal Property (as defined below) or upon any shares of stock of or indebtedness of any Restricted Subsidiary, without effectively providing that the Guarantees (together with, if the Company so determines, any other Debt of the Company or such Restricted Subsidiary then existing or thereafter created ranking equally with the Guarantees) will be secured equally and ratably with (or prior to) such Debt, so long as such Debt will be so secured, except that this restriction will not apply to Debt secured by (a) mortgages on property, shares of stock or indebtedness of any corporation existing at the time such corporation becomes a Restricted Subsidiary of the Company; (b) mortgages on property or shares of stock existing at the time of acquisition thereof or to secure the payment of all or any part of the purchase price thereof or to secure any Debt incurred prior to, at the time of, or within twelve months after, in the case of shares of stock, the acquisition of such shares and, in the case of property, the later of the acquisition, the completion of construction (including any improvements on an existing property) or the commencement of commercial operation of such property, which Debt is incurred for the purpose of financing all or any part of the purchase price thereof; (c) mortgages on any Principal Property (or any proceeds of the sale thereof) or on shares of stock of any Restricted Subsidiary the principal assets of which consist, or are to consist, of producing property or properties (including leases, rights or other authorizations to conduct operations over any producing property or properties) to secure all or any part of the cost of exploration, drilling, mining, development, improvement, construction, alteration or repair of any part of such Principal Property, such producing property or properties (whether production therefrom or operation thereof be actual or prospective) or another property (including construction of facilities for field processing of minerals) or to secure any Debt incurred to finance or refinance all or any part of such cost; (d) mortgages which secure Debt owing to the Company or to any of its Restricted Subsidiaries by any of the Company’s Restricted Subsidiaries or the Company; (e) mortgages existing at the date of the Indenture; (f) mortgages on any Principal Property not otherwise permitted by clause (c) above to secure Debt incurred to finance all or part of the cost of the improvement, construction, alteration or repair of any building, equipment or facilities or of any other improvements on, all or any part of such Principal Property, if such Debt is incurred prior to, during or within twelve months after completion of, such improvement, construction, alteration or repair; (g) mortgages on property owned or held by any corporation or on shares of stock or indebtedness of any corporation, in either case existing at the time such corporation is merged into or consolidated or amalgamated with either the Company or a Restricted Subsidiary or at the time of a sale, lease or other disposition of the properties of a corporation as an entirety or substantially as an entirety to the Company or a Restricted Subsidiary; (h) mortgages arising by operation of law and not securing amounts more than ninety (90) days overdue or otherwise being contested in good faith; (i) mortgages arising solely by operation of law over any credit balance or cash held in any account with a financial institution; (j) rights of financial institutions to offset credit balances in connection with the operation of cash management programs established for the benefit of the Company and/or any Restricted Subsidiary; (k) mortgages incurred or deposits made in the ordinary course of business, including, but not limited to, (i) any mechanics’, materialmen’s, carriers’, workmen’s, vendors’ or other like mortgages, (ii) any mortgages securing amounts in connection with workers’ compensation, unemployment insurance and other types of social security, and (iii) any easements, rights-of-way, restrictions and other similar charges; (I) mortgages incurred or deposits made securing the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, government contracts, performance and return-of-money bonds and other obligations of like nature incurred in the ordinary course of business; (m) mortgages securing taxes or assessments or other applicable governmental charges or levies; (n) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any mortgage permitted under the foregoing clauses (a) to (m), inclusive, or of any Debt secured thereby, provided that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement mortgage shall be limited to all or any part of the same property or shares of stock that secured the mortgage extended, renewed or replaced (plus improvements on such property), or property received or shares of stock Issued in substitution or exchange therefor; and (o) mortgages in favor of the Company or any Subsidiary of the Company. Notwithstanding the foregoing, the Company or any of its Restricted Subsidiaries may incur, assume or guarantee Debt secured by a mortgage or mortgages which would otherwise be subject to the foregoing restrictions In an aggregate amount which, together with all other such Debt of the Company and its Restricted Subsidiaries and their Attributable Debt (as defined below) in respect of Sale and Lease-Back Transactions (as defined below) existing at such time (other than Attributable Debt in respect of Sale and Lease-Back Transactions permitted because the Company or any Restricted Subsidiary would be entitled to incur, assume or guarantee such Debt secured by a mortgage on the property to be leased without equally and ratably securing the Guarantees pursuant to the next preceding sentence and other than Sale and Lease-Back Transactions, the proceeds of which have been applied as provided in clause (b) under “Limitation on Sale and Lease-Back” below), does not at the time exceed 15% of Consolidated Net Tangible Assets.

The following types of transactions, among others, shall not be deemed to create Debt secured by a mortgage: (a) the sale or other transfer, by way of security or otherwise, of (i) oil, gas or other minerals in place or at the wellhead or a right or license granted by any governmental authority to explore for, drill, mine, develop, recover or get such oil, gas or other minerals (whether such license or right is held with others or not) for a period of time until, or in an amount such that, the purchaser will realize therefrom a specified amount of money (however determined) or a specified amount of such minerals, or (ii) any other interest in property of the character commonly referred to as a “production payment”; and (b) mortgages or property of the Company or any of its Restricted Subsidiaries in favor of the United States or any State thereof, or the United Kingdom, or any other country, or any political subdivision of any of the foregoing, or any department, agency or instrumentality of any of the foregoing, to secure partial, progress, advance or other payments pursuant to the provisions of any contract or statute including, without limitation, mortgages to secure Debt of the pollution control or industrial revenue bond type, or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or cost of construction of the property subject to such mortgages.

Limitation on Sale and Lease-Back Transactions

The Indenture provides that the Company will not, and will not permit any of its Restricted Subsidiaries to, enter into any Sale and Lease-Back Transactions unless, after giving effect thereto, the aggregate amount of all Attributable Debt with respect to all such Sale and Lease-Back Transactions plus all Debt of the Company or any of its Restricted Subsidiaries incurred, assumed or guaranteed and secured by a mortgage or mortgages (with the exception of Debt secured by a mortgage or mortgages on property that the Company or a Restricted Subsidiary would be entitled to incur, assume or guarantee without equally and ratably securing the Guarantees pursuant to the provisions of the Indenture referred to under “Limitation on Liens”) does not exceed 15% of Consolidated Net Tangible Assets. This restriction shall not apply to any Sale and Lease-Back Transaction if (a) the Company or such Restricted Subsidiary would be entitled to incur, assume or guarantee Debt secured by a mortgage or mortgages on the Principal Property to be leased without equally and ratably securing the Guarantees pursuant to the provisions of the Indenture referred to under “Limitations on Liens” above or (b) the Company within the twelve months preceding the sale or transfer or the twelve months following the sale or transfer, regardless of whether such sale or transfer may have been made by the Company or by any of its Restricted Subsidiaries, applies, in the case of the sale or transfer for cash, an amount equal to the net proceeds thereof and, in the case of a sale or transfer otherwise than for cash, an amount equal to the fair value of the Principal Property so leased at the time of entering into such arrangement (as determined by the Board of Directors of the Company), (i) to the retirement (other than any retirement of Debt owed to the Company or any of its Restricted Subsidiaries or any retirement of Debt subordinated to the Guarantees) for indebtedness for money borrowed, incurred or assumed by the Company or any Restricted Subsidiary which by its terms matures at, or is extendible or renewable at the option of the obligor to, a date more than twelve months after the date of incurring, assuming or guaranteeing such Debt or (ii) to investment in any Principal Property or Principal Properties.

Definition of Certain Terms

The term “Attributable Debt” in respect of a Sale and Lease-Back Transaction is defined to mean, as of any particular time, the lesser of (x) the fair value of the property subject to the Sale and Lease-Back Transaction (as determined by the Board of Directors of the Company) and (y) the present value (discounted at a rate equal to the weighted average of the rate of interest on all securities then issued and outstanding under the Indenture, including the Debentures, compounded semi-annually) of the obligation of the Company or a Restricted Subsidiary for rental payments during the remaining term of any lease in respect of a Sale and Lease-Back Transaction, including in each case any period for which any such lease has been extended. Such rental payments shall not include amounts payable by or on behalf of the lessee for maintenance and repairs, insurance, taxes, assessments, water rates and similar charges.

The term “Consolidated Net Tangible Assets” of the Group is defined to mean the aggregate amount of consolidated total assets of the Group, after deducting therefrom (a) all liabilities due within one year (other than (x) short-term borrowings and (y) long-term debt due within one year) and (b) all goodwill, trade names, trademarks, patents and other like intangibles, as shown on the audited consolidated balance sheet contained in the latest annual report to shareholders of the Company (or, until the Company’s annual report for the year ending December 31, 1993 is available, as shown on the unaudited consolidated balance sheet of the Group as at June 30, 1993).

The term “Principal Property” is defined to mean any manufacturing plant or facility or any research facility owned by the Company or any Restricted Subsidiary which is located within the United Kingdom or the United States the gross book value (without deduction of any depreciation reserve) of which on the date as of which the determination is being made exceeds 2% of Consolidated Net Tangible Assets, except (i) any such plant or facility or research facility which, in the opinion of the Board of Directors of the Company, is not of material importance to the total business conducted by the Company and its Subsidiaries considered as a whole or (ii) any portion of any such property which, in the opinion of the Board of Directors of the Company, is not of material importance to the use or operation of such property.

The term “Restricted Subsidiary” is defined to mean any Wholly Owned Subsidiary of the Company (i) substantially all the property of which is located within the United Kingdom or the United States and (ii) which owns a Principal Property, but not including any Wholly Owned Subsidiary which is principally engaged in leasing or in financing instalment receivables or which is principally engaged in financing the Group’s operations.

The term “Sale and Lease-Back Transaction” is defined to mean any arrangement with any Person providing for the leasing by the Company or any Restricted Subsidiary of any Principal Property (except a lease for a temporary period not to exceed three years and except for leases between the Company and a Restricted Subsidiary or between Restricted Subsidiaries) which has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person.

The term “Subsidiary” of the Company is defined to mean any corporation at least a majority of the outstanding stock of which having by the terms thereof ordinary voting power (not dependent upon the happening of a contingency) to elect a majority of the board of directors of such corporation is at the time owned or controlled directly or indirectly by the Company.

The term “Wholly Owned Subsidiary” of the Company is defined to mean any corporation of which all of the outstanding stock (other than directors’ qualifying shares, if any) having by the terms thereof ordinary voting power (not dependent upon the happening of a contingency) to elect the board of directors of such corporation is at the time owned or controlled directly or indirectly by the Company, or by one or more Wholly Owned Subsidiaries of the Company or by the Company and one or more Wholly Owned Subsidiaries of the Company.

Guarantees to be Secured in Certain Events

If, upon any amalgamation, reconstruction, consolidation or merger of the Company with or into any other corporation, or upon any sale or conveyance of the property of the Company as an entirety or substantially as an entirety to any other corporation, any Principal Property of the Company or of any of its Restricted Subsidiaries or any shares of stock or indebtedness of any such Restricted Subsidiary would thereupon become subject to any mortgage, pledge or lien which would be prohibited under “Limitation on Liens” above, the Company, prior to such event, will secure the Guarantees (equally and ratably with any other obligations of the Company then entitled thereto) by a direct lien on all such property equally and ratably with all such mortgages, pledges or liens.

Consolidation, Merger and Sale of Assets

The Issuer or the Company, without the consent of the Holders, may consolidate or merge with or into, or sell or convey its properties and assets as an entirety or substantially as an entirety to any corporation if, in the case of the Issuer, the successor corporation is incorporated under the laws of any . State of the United States, and, in the case of the Company, any corporation, provided that (i) any successor corporation assumes the Issuer’s obligations on the Debentures and under the Indenture or the Company’s obligations on the Guarantees and under the Indenture (except, in each case, for conveyances by way of a temporary lease in the ordinary course of business), and (ii) certain other conditions are satisfied (including, if the successor Company is incorporated under the laws of a jurisdiction other than the United Kingdom or the United States, the agreement of such successor Company to pay additional amounts pursuant to the Guarantees in respect of any taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of such jurisdiction or any political subdivision or taxing authority thereof or therein, on the same terms and subject to the same exceptions as the Company’s obligation to pay additional amounts on the Guarantees described under “Guarantees” above).

The Company or any of its Subsidiaries may assume the obligations of the Issuer under the Debentures and the Indenture without the consent of the Holders provided that certain conditions are satisfied (including, if the Company or such Subsidiary is incorporated under the laws of a jurisdiction other than the United States, the agreement of the Company or such Subsidiary to pay additional amounts pursuant to the Debentures in respect of any taxes, levies, imposts, or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of such jurisdiction or any political subdivision or taxing authority thereof or therein, on the same terms and subject to the same exceptions as the Company’s obligation to pay additional amounts on the Guarantees described under “Guarantees” above).

A consolidation, merger, sale of assets or other transaction concerning the Issuer or the Company or an assumption by the Company of the Issuer’s obligations under the Debentures might be deemed for United States Federal income tax purposes to be an exchange of the Debentures by the Holders for new securities, resulting in recognition of taxable gain or loss for such purposes and possibly certain other adverse tax consequences.

Events of Default

Each of the following will constitute an Event of Default with respect to the Debentures under the Indenture: (a) default for thirty days in the payment of any instalment of interest on the Debentures; (b) default in the payment of any principal of the Debentures; (c) default by the Issuer or the Company in the performance, or breach, of any of the other covenants or warranties in respect of the Debentures which shall not have been remedied for a period of 90 days after written notice to the Issuer and the Company by the Trustee or to the Issuer, the Company and the Trustee by the Holders of not less than 25% in principal amount of the Debentures then outstanding; or (d) certain events of bankruptcy, insolvency or reorganization of the Issuer or of the Company.

The Indenture provides that if an Event of Default under clause (a), (b), or (c) (but only if, in the case of clause (c), the Event of Default is with respect to less than all series of securities then issued pursuant to the Indenture and outstanding) above shall have occurred and be continuing with respect to the Debentures, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the then outstanding Debentures may declare the principal of all the Debentures, together with any accrued interest, to be due and payable immediately. If an Event of Default under clause (c) (if the Event of Default under clause (c) is with respect to all of the series of securities then issued pursuant to the Indenture and outstanding) or (d) above shall have occurred and be continuing, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the securities then issued pursuant to the Indenture and outstanding, including the Debentures (voting as one class) may declare the principal of all securities then issued pursuant to the Indenture and outstanding, including the Debentures, together with any accrued interest, to be due and payable immediately. Upon certain conditions such declaration (including a declaration caused by a default in the payment of principal or interest, the payment for which has subsequently been provided) may be annulled by the Holders of a majority in aggregate principal amount of the Debentures then outstanding or, as the case may be, by the Holders of a majority in aggregate principal amount of all securities then issued pursuant to the Indenture and outstanding, including the Debentures (voting as one class). In addition, past defaults may be waived by the Holders of a majority in aggregate principal amount of the Debentures then outstanding or, as the case may be, by the Holders of a majority in aggregate principal amount of all securities then issued pursuant to the Indenture and outstanding, including the Debentures (voting as one class), except a default in the payment of principal of or interest on the Debentures or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Debenture affected.

The Indenture contains a provision entitling the Trustee, subject to the duty of the Trustee during the continuance of an Event of Default to act with the required standard of care, to be indemnified by the Holders of Debentures before proceeding to exercise any right or power under the Indenture at the request of such Holders. The Indenture also provides that the Holders of a majority in aggregate principal amount of the Outstanding Debentures may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Debentures, subject to certain exceptions.

The Indenture contains covenants that the Issuer and the Company will file annually with the Trustee a certificate as to the absence of certain defaults or specifying any default that exists.

Modification of the Indenture and Waiver

The Indenture contains provisions permitting the Issuer, the Company and the Trustee, with the consent of the Holders of not less than 66 2/3% in aggregate principal amount of the Debentures then outstanding, to enter into supplemental indentures adding any provisions to or changing or eliminating any of the provisions of the Indenture or modifying the rights of the Holders of the Debentures, except that no such supplemental indenture may, among other things, (i) extend the final maturity of any Debenture, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on any redemption thereof, or impair or affect the right of any Holder to institute suit for the payment thereof without the consent of the Holder of each Debenture so affected, (ii) reduce the aforesaid percentage of the Debentures, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Debenture so affected or (iii) change in any manner adverse to the Holders of the Debentures the terms and conditions of the obligations of the Company in respect of the due and punctual payment of the principal thereof and interest thereon without the consent of the Holder of each Debenture so affected.

The Indenture also permits the Issuer, the Company and the Trustee to amend the Indenture in certain circumstances without the consent of the Holders of Debentures (i) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Debentures any property or assets, (ii) to evidence the succession of another corporation to the Issuer or the Company and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer or the Company, as the case may be, pursuant to the provisions of the Indenture described under “Consolidation, Merger and Sale of Assets” above, (iii) to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee with respect to the Debentures, (iv) to add to the covenants of the Issuer or the Company for the benefit of the Holders of the Debentures or to add additional Events of Default; and (v) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision of the Indenture or to make any other provisions with respect to matters or questions arising under the Indenture as the Board of Directors may deem necessary or desirable and which shall not adversely affect the interests of Holders of the Debentures in any material respect.

Defeasance

The Indenture provides that the Issuer and the Company, at the Company’s or the Issuer’s option, (a) will be deemed to have paid and be discharged from any and all obligations in respect of the Debentures (except for certain obligations to register the transfer of or exchange Debentures, to replace stolen, lost, destroyed, or mutilated Debentures upon satisfaction of certain requirements (including, without limitation, providing such security or indemnity as the Trustee, the Company or the Issuer may require), to maintain paying agencies and to hold certain moneys in trust for payment) or (b) need not comply with certain restrictive covenants of the Indenture (including those described under “Limitation of Liens” and “Limitation on Sale and Lease-back Transactions”), in each case if the Issuer or the Company deposits in trust with the Trustee money, or Government Obligations (as defined below) in the currency in which the Debentures are denominated, which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and interest on the outstanding Debentures on the dates such payments are due. In the case of discharge pursuant to clause (a) above, the Issuer or the Company is required to deliver to the Trustee either (i) an opinion of counsel to the effect that the Holders of the Debentures will not recognize income, gain or loss for Federal income tax purposes as a result of the exercise of the option under clause (a) above and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, or (ii) a ruling to that effect received from or published by the United States Internal Revenue Service.

The term “Government Obligations” is defined to mean securities that are (i) direct obligations of the United States or any foreign government of a sovereign state for the payment of which its full faith and credit is pledged or (ii) obligations of an entity controlled or supervised by and acting as an agency or instrumentality of the United States or such foreign government the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States or such foreign government, as the case may be, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and also includes a depositary receipt issued by a bank or trust company as custodian with respect to any such government obligation or specific payment of interest on or principal of any such government obligation held by such custodian for the account of the holder of a depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the government obligation or the specific payment of interest on or principal of the government obligation evidenced by such depositary receipt.

In the event that the Issuer and the Company fail to comply with certain covenants of the Indenture with respect to the Debentures as described above and the maturity of the Debentures is accelerated because of the occurrence of any Event of Default, the amount of money and Government Obligations on deposit with the Trustee will be sufficient to pay amounts due on the Debentures at the time of their stated maturity, or a redemption date designated by the Company, but may not be sufficient to pay amounts due on the Debentures at the time of the acceleration resulting from such Event of Default. The Issuer and the Company, however, shall remain liable in respect of such payments.

Notices

Notices in respect of the Debentures will be given to Holders of Debentures by mail at their registered addresses.

Governing Law

The Debentures, the Guarantees and the Indenture are governed by and construed in accordance with the laws of the State of New York.

Concerning the Trustee

U.S. Bank National Association, as successor to Morgan Guaranty Trust Company of New York, is Trustee under the Indenture. The Group maintains deposit accounts and conducts other banking transactions with the Trustee in the ordinary course of business.

Base Prospectus:

DESCRIPTION OF DEBT SECURITIES

The Debentures and the Guarantees will be issued under an indenture dated as of June 1,1993 (the “Indenture”) among the Issuer, the Company and U.S. Bank National Association, as successor to Morgan Guaranty Trust Company of New York, as trustee (the “Trustee”), a copy of which has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. The following summaries of certain provisions of the Indenture do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all the provisions of the Indenture, including the definition therein of certain terms. Section references are to sections of the Indenture.

General

The Debentures will be unsecured obligations of the Issuer, will be unconditionally guaranteed by the Company as to payment of principal and interest thereon, will be limited to $300,000,000 aggregate principal amount and will mature on November, 2023. The Debentures will rank pari passu in right of payment with all other unsecured and unsubordinated indebtedness of the Issuer and the Guarantees will rank pari passu in right of payment with all other unsecured and unsubordinated indebtedness of the Company, except, in each case, indebtedness given preference by applicable law. The Indenture does not limit the amount of securities which may be issued thereunder. The Debentures will be issued in the form of fully registered Global Debentures. Global Debentures will be deposited with, or on behalf of, The Depository Trust Company (the “Depository”), New York, New York and registered in the name of the Depository’s nominee. The Debentures will bear interest at the rate per annum shown on the front cover of this Prospectus from, 1993 or from the most recent interest payment date for which interest has been paid or provided for, payable semiannually on and of each year, commencing, 1994, to the holders of record (the “Holders”) at the close of business on the record date relating thereto, which will be the preceding or, as the case may be. Such interest will be computed on the basis of a 360-day year of twelve 30-day months.

The general provisions of the Indenture and the instruments governing the rights of the holders of the Company’s other senior indebtedness do not afford the Holders or such holders, respectively, any protection in the event of a highly leveraged or other similar transaction involving the Company that may adversely affect the Holders or such other holders, respectively.

Book-Entry System

Upon issuance, the Debentures will be represented by one or more Global Debentures. Each global security representing the Global Debentures will be deposited with, or on behalf of, the Depository, and registered in the name of a nominee of the Depository. Except under the circumstances described below, Global Debentures will not be exchangeable at the option of the Holder for certificated Debentures and Global Debentures will not otherwise be issuable in definitive form.

The Depository has advised the Issuer, the Company and the Underwriters as follows: The Depository is a limited-purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of section 17A of the Exchange Act. The Depository was created to hold securities of its participants and to facilitate the clearance and settlement of securities transactions among its participants in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of securities certificates. The Depository’s participants include securities brokers and dealers (including the Underwriters), banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own the Depository. Access to the Depository’s book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

Upon issuance of the Global Debentures, the Depository will credit, on its book-entry registration and transfer system, the respective principal amounts of the Debentures represented by such Global Debentures to the accounts of institutions that have accounts with the Depository or Its nominee (“participants”). The accounts to be credited shall be designated by the Underwriters. Ownership of beneficial interests in the Global Debentures will be limited to participants or persons that may hold interests through participants. Ownership of beneficial interests in such Global Debentures will be shown on, and the transfer of that ownership will be effected only through, records maintained by the Depository or its nominee (with respect to participants’ interests) for such Global Debentures or by participants or persons that hold through participants. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability to transfer beneficial interests in the Global Debentures.

So long as the Depository, or its nominee, is the registered owner of the Global Debentures, such Depository or such nominee, as the case may be, will be considered the sole owner or Holder of the Global Debentures for all purposes under the Indenture. Except as set forth below, owners of beneficial interests in such Global Debentures will not be entitled to have the Debentures represented by such Global Debentures registered in their names, will not receive or be entitled to receive physical delivery of Debentures in definitive form and will not be considered the owner or Holders thereof under the Indenture. Accordingly, each person owning a beneficial interest in the Global Debentures must rely on the procedures of the Depository and, if such person is not a participant, on the procedures of the participant through which such person owns its interests, to exercise any rights of a Holder under the Indenture. The Issuer and the Company understand that under existing industry practice, in the event that the Issuer or the Company requests any action of Holders or a beneficial owner desires to take any action a Holder is entitled to take, the Depository would authorize the participants to take such action and that the participants would authorize beneficial owners owning through such participants to take such action or would otherwise act upon the instructions of beneficial owners owning through them.

Principal and interest payments on Global Debentures registered in the name of or held by a Depository or its nominee will be made to the Depository or its nominee, as the case may be, as the registered owner or Holder of the Global Debentures. Neither the Issuer, the Company, the Trustee, nor any paying agent for such Global Debentures will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in Global Debentures or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

The Issuer and the Company expect that the Depository, upon receipt of any payments of principal or interest in respect of the Global Debentures, will credit immediately the accounts of the related participants with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Debentures as shown on the records of the Depository. The Issuer and the Company also expect that payments by participants to owners of beneficial interests in such Global Debentures held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such participants.

Unless and until it is exchanged in whole or in part for Debentures in definitive form in accordance with the terms of the Debentures, the Global Debentures may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

Definitive Debentures

Global Debentures will not be exchangeable for definitive Debentures except (i) if the Depository notifies the Issuer and the Company that it is unwilling or unable to continue to hold the Global Debentures or if the Depository ceases to be a clearing agency registered under the Exchange Act and a successor depository is not appointed by the Issuer, (ii) if an Event of Default has occurred and is continuing or (iii) if at any time the Issuer in its sole discretion determines that the Global Debentures shall be so exchangeable. Any Global Debenture that is exchangeable for Debentures pursuant to the preceding sentence shall be exchangeable for Debentures issuable in denominations of $1,000 and integral multiples thereof and registered in such names as the Depository shall direct. Subject to the foregoing, a Global Debenture shall not be exchangeable, except for a Global Debenture of like denomination to be registered in the name of such Depository or its nominee.

Guarantees

The Company will unconditionally guarantee the due and punctual payment of the principal of and interest on the Debentures, when and as the same becomes due and payable, whether by declaration thereof or otherwise. The Company will further agree that any amounts to be paid by the Company under the Guarantees will be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the United Kingdom or any political subdivision or taxing authority thereof or therein or if deduction or withholding of any such taxes, levies, imposts or other governmental charges shall at any time be required by the United Kingdom or any such subdivision or authority, the Company will (subject to compliance by the Holders of such Debentures with any relevant administrative requirements) pay such additional amounts in respect of principal and interest as may be necessary in order that the net amounts paid to the Holders of the Debentures or the Trustee pursuant to the Guarantees, after such deduction or withholding, will equal the respective amounts of principal and interest to which the Holders or the Trustee are entitled; provided, however, that the foregoing will not apply to:

(i) any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that the Holder of the relevant Debenture (or a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) is or has been a domiciliary, national or resident of, or engaging or having been engaged in a trade or business or maintaining or having maintained a permanent establishment or being or having been physically present in, the United Kingdom or such political subdivision or otherwise having or having had some connection with the United Kingdom or such political subdivision other than the holding or ownership of a Debenture, or the collection of principal of, and interest on, or the enforcement of, a Debenture or Guarantee,

(ii) any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, the relevant Debenture was presented more than thirty days after the date on which such payment became due or was provided for, whichever is later,

(iii) any estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge,

(iv)  any present or future tax, levy, impost or other governmental charge which is payable otherwise than by deduction or withholding from payments on or in respect of the relevant Debenture,

(v) any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the failure to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the United Kingdom or any political subdivision thereof of the Holder or beneficial owner of the relevant Debenture, if compliance is required by treaty or by statute, regulation or administrative practice of the United Kingdom or such political subdivision as a condition to relief or exemption from such tax, levy, impost or other governmental charge or

(vi) any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected if the beneficial owner of the relevant Debenture had been the Holder of such Debenture or which, if the beneficial owner of the relevant Debenture had been the Holder of such Debenture, would have been excluded pursuant to clauses (i) through (v).

UK Taxation

In the then opinion of Graeme H.R. Musker, the then Company’s Group Solicitor, under English law and UK Inland Revenue practice as applied and interpreted on the date of this Prospectus and on the basis of the United Kingdom/United States Double Taxation Treaty (the “Treaty”) in force at the time of issuance of the Debenture, no taxes, levies, imposts or other governmental charges of the UK or any political subdivision or taxing authority thereof or therein would be required to be deducted or withheld from any payment to a beneficial owner of the Debentures who is a resident of the US (who is not also a resident of the UK), made (i) by the Issuer pursuant to the Debentures or (ii) by the Company (x) pursuant to the Guarantees or (y) to the Issuer to enable the Issuer to make any payment of principal or interest in respect of the Debentures, provided that, in respect of payments made by the Company to a beneficial owner of the Debentures who is a resident of the US (who is not also a resident of the UK), as regards the portion of any such payment which represents interest due from the Issuer that:

(A) that portion constitutes “interest” (as such term is defined in Article 11 (3) of the Treaty) or is exempt from taxation in the UK under Article 22;

(B) the holder is entitled to and has claimed the benefit of the Treaty in respect of such payment; and

(C) the Company has received from die UK Inland Revenue a direction allowing payment to be made without deduction of UK tax pursuant to the Treaty.

With regard to (A) above, although the matter is not totally free from doubt, the better view is that the portion of any payment made by the Company under the Guarantees which represents interest due from the issuer should constitute “interest” (as defined in the Treaty). If this view is incorrect, it is arguable that the portion of the payment would be subject to UK withholding tax except where exemption has been obtained under Article 22 of the Treaty. Even if (C) above is not satisfied so that tax is withheld by the Company, a person entitled to exemption under the Treaty may claim repayment of such tax from the UK Inland Revenue.

Redemption

Except as provided below, the Debentures will not be subject to redemption at the option of the Issuer, in whole or in part, at any time prior to maturity.

If as the result of any change in or any amendment to the laws or any regulations or rulings thereunder of the United Kingdom or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in an application or interpretation of such laws, regulations or rulings, or any change in an application or interpretation of, or any execution of an amendment to, any treaty or treaties affecting taxation to which the United Kingdom or any political subdivision or taxing authority thereof or therein is a party, which change, amendment, application, interpretation or execution becomes effective on or after the date of this Prospectus, it Is determined by the Issuer or the Company that (i) the Company would be required to make additional payments in respect of principal or interest on the next succeeding date for the payment thereof, (ii) any tax would be imposed (whether by way of deduction, withholding or otherwise) by the United Kingdom or by any political subdivision or taxing authority thereof or therein, upon or with respect to any interest payments received or receivable by the Issuer from the Company or (iii) based upon an opinion of independent counsel to the Issuer or the Company, as the case may be, as a result of any action taken by any taxing authority of, or any action brought in a court of competent jurisdiction in, the United Kingdom or any political subdivision thereof (whether or not such action was taken or brought with respect to the Issuer or the Company), which action is taken or brought on or after the date of this Prospectus, the circumstances described in clause (i) or (ii) above would exist, and the payment of such additional amounts in the case of (i) or (iii) above or the imposition of such tax in the case of (ii) or (iii) above cannot be avoided by the use of any reasonable measures available to the Issuer or the Company, the issuer or the Company may, at its option, redeem the Debentures in whole at any time at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the date fixed for redemption.

If (1) there has been an amalgamation, reconstruction, consolidation, merger or other transaction concerning the Company or an assumption of the Issuer’s obligations under the Indenture and the Debentures by the Company or any Subsidiary (as defined below) of the Company, as permitted under the Indenture and described under “Consolidation, Merger and Sale of Assets” below and (2) as the result of any change in or any amendment to the laws or any regulations or rulings thereunder of the jurisdiction in which such successor Issuer or successor Company is incorporated or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in an application or interpretation of such laws, regulations or rulings, or any change in an application or interpretation of, or any execution of an amendment to, any treaty or treaties affecting taxation to which such jurisdiction or any political subdivision or taxing authority thereof or therein is a party which change, amendment, application, interpretation or execution becomes effective on or after the date of such transaction or assumption, it is determined by the successor Issuer or the successor Company that (i) the successor Company would be required to make additional payments in respect of principal or interest pursuant to an agreement made by such successor Company in a supplemental indenture or the successor Issuer would be required to make additional payments in respect of principal or interest on the next succeeding date for payment thereof pursuant to an agreement made by such successor Issuer in a supplemental indenture, (ii) any tax would be imposed (whether by way of deduction, withholding or otherwise) by such jurisdiction or by any political subdivision or taxing authority thereof or therein, upon or with respect to any interest payments received or receivable by the Issuer or the successor Issuer from the successor Company or the Company, as the case may be, or (iii) based upon an opinion of independent counsel to the successor Issuer or the successor Company, as the case may be, as a result of any action taken by any taxing authority of, or any action brought in a court of competent jurisdiction in such jurisdiction or any political subdivision thereof (whether or not such action was taken or brought with respect to the successor Issuer or the successor Company), which action is taken or brought on or after the date of such transaction or assumption, the circumstances described in clause (i) or (ii) would exist, and the payment of such additional amounts in the case of (i) or (iii) above or the imposition of such tax in the case of (ii) or (iii) above cannot be avoided by the use of any reasonable measures available to the successor Issuer or the successor Company, the successor Issuer or the successor Company may, at its option, redeem the Debentures in whole at any time at a redemption price equal to 100 per cent of the principal amount thereof plus accrued interest to the date fixed for redemption.

If the Issuer or the Company elects to redeem the Debentures as described in any of the two preceding paragraphs, notice of such redemption shall be given to the Holders of the Debentures by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to the Holders of the Debentures at their last addresses as they shall appear upon the registry books. The notice of redemption shall specify the date fixed for redemption, the principal amount to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of the Debentures to be redeemed, whether such redemption is pursuant to Section 11.6(a) or Section 11.6(b) of the Indenture, respectively, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon will cease to accrue. The notice of redemption shall be given by the Issuer or the Company or, at the Issuer’s or the Company’s request, by the Trustee in the name and at the expense of the issuer or the Company, as the case may be.

Limitation on Liens

The Indenture provides that the Company will not, and will not permit any of its Restricted Subsidiaries (as defined below) to, incur, assume or guarantee indebtedness for money borrowed (“Debt”) secured by a mortgage, pledge, security interest or lien (“mortgage” or “mortgages”) upon any Principal Property (as defined below) or upon any shares of stock of or indebtedness of any Restricted Subsidiary, without effectively providing that the Guarantees (together with, if the Company so determines, any other Debt of the Company or such Restricted Subsidiary then existing or thereafter created ranking equally with the Guarantees) will be secured equally and ratably with (or prior to) such Debt, so long as such Debt will be so secured, except that this restriction will not apply to Debt secured by (a) mortgages on property, shares of stock or indebtedness of any corporation existing at the time such corporation becomes a Restricted Subsidiary of the Company; (b) mortgages on property or shares of stock existing at the time of acquisition thereof or to secure the payment of all or any part of the purchase price thereof or to secure any Debt incurred prior to, at the time of, or within twelve months after, in the case of shares of stock, the acquisition of such shares and, in the case of property, the later of the acquisition, the completion of construction (including any improvements on an existing property) or the commencement of commercial operation of such property, which Debt is incurred for the purpose of financing ail or any part of the purchase price thereof; (c) mortgages on any Principal Property (or any proceeds of the sale thereof) or on shares of stock of any Restricted Subsidiary the principal assets of which consist, or are to consist, of producing property or properties (including leases, rights or other authorizations to conduct operations over any producing property or properties) to secure all or any part of the cost of exploration, drilling, mining, development, improvement, construction, alteration or repair of any part of such Principal Property, such producing property or properties (whether production therefrom or operation thereof be actual or prospective) or another property (including construction of facilities for field processing of minerals) or to secure any Debt incurred to finance or refinance all or any part of such cost; (d) mortgages which secure Debt owing to the Company or to any of its Restricted Subsidiaries by any of the Company’s Restricted Subsidiaries or the Company; (e) mortgages existing at the date of the Indenture; (f) mortgages on any Principal Property not otherwise permitted by clause (c) above to secure Debt incurred to finance all or part of the cost of the improvement, construction, alteration or repair of any building, equipment or facilities or of any other improvements on, all or any part of such Principal Property, if such Debt Is incurred prior to, during or within twelve months after completion of, such improvement, construction, alteration or repair; (g) mortgages on property owned or held by any corporation or on shares of stock or indebtedness of any corporation, in either case existing at the time such corporation is merged into or consolidated or amalgamated with either the Company or a Restricted Subsidiary or at the time of a sale, lease or other disposition of the properties of a corporation as an entirety or substantially as an entirety to the Company or a Restricted Subsidiary; (h) mortgages arising by operation of law and not securing amounts more than ninety (90) days overdue or otherwise being contested In good faith; (i) mortgages arising solely by operation of law over any credit balance or cash held in any account with a financial institution; (j) rights of financial institutions to offset credit balances In connection with the operation of cash management programs established for the benefit of the Company and/or any Restricted Subsidiary; (k) mortgages Incurred or deposits made in the ordinary course of business, including, but not limited to, (i) any mechanics’, materialmen’s, carriers’, workmen’s, vendors’ or other like mortgages, (ii) any mortgages securing amounts in connection with workers’ compensation, unemployment insurance and other types of social security, and (iii) any easements, rights-of-way, restrictions and other similar charges; (I) mortgages incurred or deposits made securing the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, government contracts, performance and return-of-money bonds and other obligations of like nature incurred in the ordinary course of business; (m) mortgages securing taxes or assessments or other applicable governmental charges or levies; (n) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any mortgage permitted under the foregoing clauses (a) to (m), Inclusive, or of any Debt secured thereby; provided that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement mortgage shall be limited to all or any part of the same property or shares of stock that secured the mortgage extended, renewed or replaced (plus improvements on such property), or property received or shares of stock issued in substitution or exchange therefor; and (o) mortgages in favor of the Company or any Subsidiary of the Company. Notwithstanding the foregoing, the Company or any of its Restricted Subsidiaries may incur, assume or guarantee Debt secured by a mortgage or mortgages which would otherwise be subject to the foregoing restrictions in an aggregate amount which, together with all other such Debt of the Company and its Restricted Subsidiaries and their Attributable Debt (as defined below) in respect of Sale and Lease-Back Transactions (as defined below) existing at such time (other than Attributable Debt in respect of Sale and Lease-Back Transactions permitted because the Company or any Restricted Subsidiary would be entitled to incur, assume or guarantee such Debt secured by a mortgage on the property to be leased without equally and ratably securing the Guarantees pursuant to the next preceding sentence and other than Sale and Lease-Back Transactions, the proceeds of which have been applied as provided in clause (b) under “Limitation on Sale and Lease-Back’’ below), does not at the time exceed 15% of Consolidated Net Tangible Assets.

The following types of transactions, among others, shall not be deemed to create Debt secured by a mortgage: (a) the sale or other transfer, by way of security or otherwise, of (i) oil, gas or other minerals in place or at the wellhead or a right or license granted by any governmental authority to explore for, drill, mine, develop, recover or get such oil, gas or other minerals (whether such license or right is held with others or not) for a period of time until, or in an amount such that, the purchaser will realize therefrom a specified amount of money (however determined) or a specified amount of such minerals, or (ii) any other interest in property of the character commonly referred to as a “production payment’’; and (b) mortgages or property of the Company or any of its Restricted Subsidiaries in favor of the United States or any State thereof, or the United Kingdom, or any other country, or any political subdivision of any of the foregoing, or any department, agency or instrumentality of any of the foregoing, to secure partial, progress, advance or other payments pursuant to the provisions of any contract or statute including, without limitation, mortgages to secure Debt of the pollution control or industrial revenue bond type, or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or cost of construction of the property subject to such mortgages.

Limitation on Sale and Lease-Back Transactions

The Indenture provides that the Company will not, and will not permit any of its Restricted Subsidiaries to, enter into any Sale and Lease-Back Transactions unless, after giving effect thereto, the aggregate amount of all Attributable Debt with respect to all such Sale and Lease-Back Transactions plus all Debt of the Company or any of its Restricted Subsidiaries incurred, assumed or guaranteed and secured by a mortgage or mortgages (with the exception of Debt secured by a mortgage or mortgages on property that the Company or a Restricted Subsidiary would be entitled to incur, assume or guarantee without equally and ratably securing the Guarantees pursuant to the provisions of the Indenture referred to under “Limitation on Liens”) does not exceed 15% of Consolidated Net Tangible Assets. This restriction shall not apply to any Sale and Lease-Back Transaction if (a) the Company or such Restricted Subsidiary would be entitled to incur, assume or guarantee Debt secured by a mortgage or mortgages on the Principal Property to be leased without equally and ratably securing the Guarantees pursuant to the provisions of the Indenture referred to under “Limitations on Liens” above or (b) the Company within the twelve months preceding the sale or transfer or the twelve months following the sale or transfer, regardless of whether such sale or transfer may have been made by the Company or by any of its Restricted Subsidiaries, applies, in the case of the sale or transfer for cash, an amount equal to the net proceeds thereof and, in the case of a sale or transfer otherwise than for cash, an amount equal to the fair value of the Principal Property so leased at the time of entering into such arrangement (as determined by the Board of Directors of the Company), (i) to the retirement (other than any retirement of Debt owed to the Company or any of its Restricted Subsidiaries or any retirement of Debt subordinated to the Guarantees) for indebtedness for money borrowed, incurred or assumed by the Company or any Restricted Subsidiary which by its terms matures at, or is extendible or renewable at the option of the obligor to, a date more than twelve months after the date of incurring, assuming or guaranteeing such Debt or (ii) to investment in any Principal Property or Principal Properties.

Definition of Certain Terms

The term “Attributable Debt” in respect of a Sale and Lease-Back Transaction is defined to mean, as of any particular time, the lesser of (x) the fair value of the property subject to the Sale and Lease-Back Transaction (as determined by the Board of Directors of the Company) and (y) the present value (discounted at a rate equal to the weighted average of the rate of interest on all securities then issued and outstanding under the Indenture, including the Debentures, compounded semi-annually) of the obligation of the Company or a Restricted Subsidiary for rental payments during the remaining term of any lease in respect of a Sale and Lease-Back Transaction, including in each case any period for which any such lease has been extended. Such rental payments shall not include amounts payable by or on behalf of the lessee for maintenance and repairs, insurance, taxes, assessments, water rates and similar charges,

The term “Consolidated Net Tangible Assets” of the Group is defined to mean the aggregate amount of consolidated total assets of the Group, after deducting therefrom (a) all liabilities due within one year (other than (x) short-term borrowings and (y) long-term debt due within one year) and (b) all goodwill, trade names, trademarks, patents and other like intangibles, as shown on the audited consolidated balance sheet contained in the latest annual report to shareholders of the Company (or, until the Company’s annual report for the year ending December 31, 1993 is available, as shown on the unaudited consolidated balance sheet of the Group as at June 30, 1993).

The term “Principal Property” is defined to mean any manufacturing plant or facility or any research facility owned by the Company or any Restricted Subsidiary which is located within the United Kingdom or the United States the gross book value (without deduction of any depreciation reserve) of which on the date as of which the determination is being made exceeds 2% of Consolidated Net Tangible Assets, except (i) any such plant or facility or research facility which, in the opinion of the Board of Directors of the Company, is not of material importance to the total business conducted by the Company and its Subsidiaries considered as a whole or (ii) any portion of any such property which, in the opinion of the Board of Directors of the Company, is not of material importance to the use or operation of such property.

The term “Restricted Subsidiary” is defined to mean any Wholly Owned Subsidiary of the Company (i) substantially all the property of which is located within the United Kingdom or the United States and (ii) which owns a Principal Property, but not including any Wholly Owned Subsidiary which is principally engaged in leasing or in financing installment receivables or which is principally engaged in financing the Group’s operations.

The term “Sale and Lease-Back Transaction” is defined to mean any arrangement with any Person providing for the leasing by the Company or any Restricted Subsidiary of any Principal Property (except a lease for a temporary period not to exceed three years and except for leases between the Company and a Restricted Subsidiary or between Restricted Subsidiaries) which has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person.

The term “Subsidiary” of tine Company is defined to mean any corporation at least a majority of the outstanding stock of which having by the terms thereof ordinary voting power (not dependent upon the happening of a contingency) to elect a majority of the board of directors of such corporation is at the time owned or controlled directly or indirectly by the Company.

The term “Wholly Owned Subsidiary” of the Company is defined to mean any corporation of which all of the outstanding stock (other than directors’ qualifying shares, if any) having by the terms thereof ordinary voting power (not dependent upon the happening of a contingency) to elect the board of directors of such corporation is at the time owned or controlled directly or indirectly by the Company, or by one or more Wholly Owned Subsidiaries of the Company or by the Company and one or more Wholly Owned Subsidiaries of the Company.

Guarantees to be Secured In Certain Event*

If, upon any amalgamation, reconstruction, consolidation or merger of the Company with or into any other corporation, or upon any sale or conveyance of the property of the Company as an entirety or substantially as an entirety to any other corporation, any Principal Property of the Company or of any of its Restricted Subsidiaries or any shares of stock or indebtedness of any such Restricted Subsidiary would thereupon become subject to any mortgage, pledge or lien which would be prohibited under “Limitation on Liens” above, the Company, prior to such event, will secure the Guarantees (equally and ratably with any other obligations of the Company then entitled thereto) by a direct lien on all such property equally and ratably with all such mortgages, pledges or liens.

Consolidation, Merger and Sale of Assets

The Issuer or the Company, without the consent of the Holders, may consolidate or merge with or into, or sell or convey its properties and assets as an entirety or substantially as an entirety to any corporation if, in the case of the Issuer, the successor corporation is incorporated under the laws of any State of the United States, and, in the case of the Company, any corporation, provided that (i) any successor corporation assumes the Issuer’s obligations on the Debentures and under the Indenture or the Company’s obligations on the Guarantees and under the indenture (except, in each case, for conveyances by way of a temporary lease in the ordinary course of business), and (ii) certain other conditions are satisfied (including, if the successor Company is incorporated under the laws of a jurisdiction other than the United Kingdom or the United States, the agreement of such successor Company to pay additional amounts pursuant to the Guarantees in respect of any taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of such jurisdiction or any political subdivision or taxing authority thereof or therein, on the same terms and subject to the same exceptions as the Company’s obligation to pay additional amounts on the Guarantees described under “Guarantees” above).

The Company or any of its Subsidiaries may assume the obligations of the Issuer under the Debentures and the Indenture without the consent of the Holders provided that certain conditions are satisfied (including, if the Company or such Subsidiary is incorporated under the laws of a jurisdiction other than the United States, the agreement of the Company or such Subsidiary to pay additional amounts pursuant to the Debentures in respect of any taxes, levies, imposts, or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of such jurisdiction or any political subdivision or taxing authority thereof or therein, on the same terms and subject to the same exceptions as the Company’s obligation to pay additional amounts on the Guarantees described under “Guarantees” above).

A consolidation, merger, sale of assets or other transaction concerning the Issuer or the Company or an assumption by the Company of the Issuer’s obligations under the Debentures might be deemed for United States Federal income tax purposes to be an exchange of the Debentures by the Holders for new securities, resulting in recognition of taxable gain or loss for such purposes and possibly certain other adverse tax consequences.

Events of Default

Each of the following will constitute an Event of Default with respect to the Debentures under the Indenture: (a) default for thirty days in the payment of any installment of Interest on the Debentures; (b) default in the payment of any principal of the Debentures; (c) default by the Issuer or the Company in the performance, or breach, of any of the other covenants or warranties in respect of the Debentures which shall not have been remedied for a period of 90 days after written notice to the Issuer and the Company by the Trustee or to the Issuer, the Company and the Trustee by the Holders of not less than 25% in principal amount of the Debentures then outstanding; or (d) certain events of bankruptcy, insolvency or reorganization of the Issuer or of the Company.

The Indenture provides that if an Event of Default under clause (a), (b), or (c) (but only if, in the case of clause (c), the Event of Default is with respect to less than all series of securities then issued pursuant to the Indenture and outstanding) above shall have occurred and be continuing with respect to the Debentures, either the Trustee or the Holders of not less than 25% In aggregate principal amount of the then outstanding Debentures may deciare the principal of all the Debentures, together with any accrued interest, to be due and payable immediately. If an Event of Default under clause (c) (if the Event of Default under clause (c) is with respect to all of the series of securities then issued pursuant to the Indenture and outstanding) or (d) above shall have occurred and be continuing, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the securities then issued pursuant to the indenture and outstanding, including the Debentures (voting as one class) may declare the principal of all securities then issued pursuant to the Indenture and outstanding, including the Debentures, together with any accrued interest, to be due and payable immediately. Upon certain conditions such declaration (including a declaration caused by a default in the payment of principal or interest, the payment for which has subsequently been provided) may be annulled by the Holders of a majority in aggregate principal amount of the Debentures then outstanding or, as the case may be, by the Holders of a majority in aggregate principal amount of all securities then issued pursuant to the Indenture and outstanding, including the Debentures (voting as one class). In addition, past defaults may be waived by the Holders of a majority in aggregate principal amount of the Debentures then outstanding or, as the case may be, by the Holders of a majority in aggregate principal amount of all securities then issued pursuant to the Indenture and outstanding, including the Debentures (voting as one class), except a default in the payment of principal of or interest on the Debentures or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Debenture affected.

The Indenture contains a provision entitling the Trustee, subject to the duty of the Trustee during the continuance of an Event of Default to act with the required standard of care, to be indemnified by the Holders of Debentures before proceeding to exercise any right or power under the Indenture at the request of such Holders. The Indenture also provides that the Holders of a majority in aggregate principal amount of the Outstanding Debentures may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Debentures, subject to certain exceptions.

The Indenture contains covenants that the issuer and the Company will file annually with the Trustee a certificate as to the absence of certain defaults or specifying any default that exists.

Modification of the indenture and Waiver

The Indenture contains provisions permitting the Issuer, the Company and the Trustee, with the consent of the Holders of not less than 66%% in aggregate principal amount of the Debentures then outstanding, to enter into supplemental indentures adding any provisions to or changing or eliminating any of the provisions of the Indenture or modifying the rights of the Holders of the Debentures, except that no such supplemental indenture may, among other things, (i) extend the final maturity of any Debenture, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on any redemption thereof, or impair or affect the right of any Holder to institute suit for the payment thereof without the consent of the Holder of each Debenture so affected, (ii) reduce the aforesaid percentage of the Debentures, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Debenture so affected or (iii) change in any manner adverse to the Holders of the Debentures the terms and conditions of the obligations of the Company in respect of the due and punctual payment of the principal thereof and interest thereon without the consent of the Holder of each Debenture so affected.

The Indenture also permits the Issuer, the Company and the Trustee to amend the Indenture in certain circumstances without the consent of the Holders of Debentures (i) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Debentures any property or assets, (ii) to evidence the succession of another corporation to the Issuer or the Company and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer or the Company, as the case may be, pursuant to the provisions of the Indenture described under “Consolidation, Merger and Sale of Assets’* above, (iii) to evidence and provide for the acceptance of appointment under the Indenture by a successor trustee with respect to the Debentures, (iv) to add to the covenants of the issuer or the Company for the benefit of the Holders of the Debentures or to add additional Events of Default; and (v) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision of the Indenture or to make any other provisions with respect to matters or questions arising under the Indenture as the Board of Directors may deem necessary or desirable and which shall not adversely affect the interests of Holders of the Debentures in any material respect.

Defeasance

The Indenture provides that the Issuer and the Company, at the Company’s or the Issuer’s option, (a) will be deemed to have paid and be discharged from any and all obligations in respect of the Debentures (except for certain obligations to register the transfer of or exchange Debentures, to replace stolen, lost, destroyed, or mutilated Debentures upon satisfaction of certain requirements (including, without limitation, providing such security or indemnity as the Trustee, the Company or the Issuer may require), to maintain paying agencies and to hold certain moneys in trust for payment) or (b) need not comply with certain restrictive covenants of the Indenture (including those described under “Limitation of Liens” and “Limitation on Sale and Lease-back Transactions”), in each case if the Issuer or the Company deposits in trust with the Trustee money, or Government Obligations (as defined below) in the currency in which the Debentures are denominated, which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and interest on the outstanding Debentures on the dates such payments are due. In the case of discharge pursuant to clause (a) above, the Issuer or the Company is required to deliver to the Trustee either (i) an opinion of counsel to the effect that the Holders of the Debentures will not recognize income, gain or loss for Federal income tax purposes as a result of the exercise of the option under clause (a) above and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case If such option had not been exercised, or (ii) a ruling to that effect received from or published by the United States Internal Revenue Service.

The term “Government Obligations” is defined to mean securities that are (i) direct obligations of the United States or any foreign government of a sovereign state for the payment of which its full faith and credit is pledged or (ii) obligations of an entity controlled or supervised by and acting as an agency or Instrumentality of the United States or such foreign government the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States or such foreign government, as the case may be, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and also includes a depositary receipt issued by a bank or trust company as custodian with respect to any such government obligation or specific payment of interest on or principal of any such government obligation held by such custodian for the account of the holder of a depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the government obligation or the specific payment of interest on or principal of the government obligation evidenced by such depositary receipt.

In the event that the Issuer and the Company fall to comply with certain covenants of the Indenture with respect to the Debentures as described above and the maturity of the Debentures is accelerated because of the occurrence of any Event of Default, the amount of money and Government Obligations on deposit with the Trustee will be sufficient to pay amounts due on the Debentures at the time of their stated maturity, or a redemption date designated by the Company, but may not be sufficient to pay amounts due on the Debentures at the time of the acceleration resulting from such Event of Default. The Issuer and the Company, however, shall remain liable in respect of such payments.

Notices

Notices in respect of the Debentures will be given to Holders of Debentures by mail at their registered addresses.

Governing Law

The Debentures, the Guarantees and the Indenture will be governed by and construed in accordance with the laws of the State of New York.

Concerning the Trustee

U.S. Bank National Association, as successor to Morgan Guaranty Trust Company of New York, is Trustee under the Indenture. The Group maintains deposit accounts and conducts other banking transactions with the Trustee in the ordinary course of business.

D.            3.500% Notes due 2023, 4.000% Notes due 2029, 4.375% Notes due 2048 and Floating Rae Notes due 2023

Prospectus Supplement:

DESCRIPTION OF NOTES

General

We offered $850,000,000 initial aggregate principal amount of 3.500% Notes due 2023 (the “2023 Notes”), $400,000,000 Floating Rate Notes due 2023 (the “Floating Rate Notes”), $1,000,000,000 initial aggregate principal amount of 4.000% Notes due 2029 (the “2029 Notes”) and $750,000,000 initial aggregate principal amount of 4.375% Notes due 2048 (the “2048 Notes”, and together with the 2023 Notes and the 2029 Notes, the “Fixed Rate Notes”, and the Fixed Rate Notes together with the Floating Rate Notes, the “Notes”), each as a separate series of Notes under the Indenture, and, as such, each series of Notes vote and act, and may be redeemed, separately. The Notes are governed by New York law.

The Notes are unsecured, unsubordinated indebtedness of AstraZeneca PLC and rank equally with all of AstraZeneca PLC’s other unsecured and unsubordinated indebtedness from time to time outstanding.

There is no sinking fund for any series of Notes. We have listed the Notes on the New York Stock Exchange.

Interest Payments and Maturity

For purposes of the description below, “business day” means any day which is not, in London, England or New York, New York, or the place of payment of amounts payable in respect of the Notes, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law, regulation or executive order to close. A “London business day” is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Fixed Rate Notes

Maturity. The entire principal amount of the 2023 Notes, the 2029 Notes and the 2048 Notes will mature and become due and payable, together with any accrued and unpaid interest, on August 17, 2023, January 17, 2029 and August 17, 2048, respectively.

Interest Rate. Each of the 2023 Notes, the 2029 Notes and the 2048 Notes will bear interest from August 17, 2018 until their principal amount is paid or made available for payment, at a rate equal to 3.500%, 4.000% and 4.375% per annum, respectively, calculated on the basis of a 360-day year and twelve 30-day months.

Interest Payment Dates. Interest on the 2023 Notes will be paid semi-annually in arrears on February 17 and August 17 of each year, commencing February 17, 2019 (each, a “2023 Fixed Rate Interest Payment Date”). Interest on the 2029 Notes will be paid semi-annually in arrears on January 17 and July 17 of each year, commencing January 17, 2019 (each, a “2029 Fixed Rate Interest Payment Date”). Interest on the 2048 Notes will be paid semi-annually in arrears on February 17 and August 17 of each year, commencing February 17, 2019 (each, a “2048 Fixed Rate Interest Payment Date”, and together with each 2023 Fixed Rate Interest Payment Date and 2029 Fixed Rate Interest Payment Date, each a “Fixed Rate Interest Payment Date”). However, if a Fixed Rate Interest Payment Date would fall on a day that is not a business day, the Fixed Rate Interest Payment Date will be postponed to the next succeeding day that is a business day, but no additional interest shall be paid unless we fail to make payment on such date.

Interest Periods. The first interest period for the Fixed Rate Notes will be the period from and including the issue date to but excluding the first Fixed Rate Interest Payment Date. Thereafter, the interest periods for the Fixed Rate Notes will be the periods from and including the Fixed Rate Interest Payment Dates to but excluding the immediately succeeding Fixed Rate Interest Payment Date (together with the first interest period, each a “Fixed Rate Interest Period”). The final Fixed Rate Interest Period will be the period from and including the Fixed Rate Interest Payment Date immediately preceding the maturity date to the maturity or the redemption date.

Floating Rate Notes

Maturity. The entire principal amount of the Floating Rate Notes will mature and become due and payable, together with any accrued and unpaid interest, on August 17, 2023.

Interest Rate. The interest rate for the Floating Rate Notes for the first Floating Rate Interest Period (as defined below) will be LIBOR (as defined below) as determined on August 15, 2018 plus the Spread (the “First Interest Rate”). Thereafter, the interest rate for each Floating Rate Interest Period other than the first Floating Rate Interest Period will be LIBOR as determined on the applicable Interest Determination Date (as defined below) plus the Spread, in each case calculated on the basis of a 360-day year and the actual number of days elapsed. The Spread is 66.5 basis points for the Floating Rate Notes.

Interest Payment Dates. Interest on the Floating Rate Notes will be paid quarterly in arrears on February 17, May 17, August 17 and November 17 of each year, commencing November 17, 2018 (each a “Floating Rate Interest Payment Date”). However, if a Floating Rate Interest Payment Date would fall on a day that is not a business day, the Floating Rate Interest Payment Date will be postponed to the next succeeding day that is a business day, except that if the business day falls in the next succeeding calendar month, the applicable Floating Rate Interest Payment Date will be the immediately preceding business day. In each such case, except for the Floating Rate Interest Payment Date falling on the maturity date, the Floating Rate Interest Periods (as defined below) and the Interest Reset Dates will be adjusted accordingly to calculate the amount of interest payable on the Floating Rate Notes.

Interest Reset Dates. The interest rate will be reset on February 17, May 17, August 17 and November 17 of each year, commencing November 17, 2018 (each, an “Interest Reset Date”). However, if any Interest Reset Date would otherwise be a day that is not a business day, that Interest Reset Date will be postponed to the next succeeding day that is a business day, except that if the business day falls in the next succeeding calendar month, the applicable Interest Reset Date will be the immediately preceding business day.

Interest Periods. The first interest period will be the period from and including the original issue date to but excluding the immediately succeeding Interest Reset Date. Thereafter, the interest periods will be the periods from and including an Interest Reset Date to but excluding the immediately succeeding Interest Reset Date (together with the first interest period, each a “Floating Rate Interest Period”). However, the final Interest Period will be the period from and including the Interest Reset Date immediately preceding the maturity date to the maturity date.

Interest Determination Date. The calculation agent will determine the LIBOR (as defined below) for each Floating Rate Interest Period on the second London business day prior to the first day of such Floating Rate Interest Period (an “Interest Determination Date”). LIBOR for the first Floating Rate Interest Period will be determined on August 15, 2018.

“LIBOR” means, with respect to any Interest Determination Date, the offered rate for deposits of US dollars having a maturity of three months that appears on the Bloomberg Screen BBAL display page, or any successor page, on Bloomberg or any successor service (or any such other service(s) as may be nominated by ICE Benchmark Administration Limited (“IBA”) or its successor or such other entity assuming the responsibility of IBA or its successor in calculating the London Interbank Offered Rate in the event IBA or its successor no longer does so) (the “Designated LIBOR Page”).

If no rate appears on the Designated LIBOR Page, LIBOR will be determined for such Interest Determination Date on the basis of the rates at approximately 11:00 a.m., London time, on such Interest Determination Date at which deposits in US dollars are offered to prime banks in the London inter-bank market by four major banks in such market selected by the calculation agent, after consultation with us, for a term of three months and in a principal amount equal to an amount that in the judgment of the calculation agent is representative for a single transaction in US dollars in such market at such time (a “Representative Amount”). The calculation agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR for such Floating Rate Interest Period will be the arithmetic mean (rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five-millionths of a percentage point rounded upwards) of such quotations. If fewer than two such quotations are provided, LIBOR for such Floating Rate Interest Period will be the arithmetic mean (rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five millionths of a percentage point rounded upwards) of the rates quoted at approximately 11:00 a.m. in the City of New York on such Interest Determination Date by three major banks in New York City, selected by the calculation agent, after consultation with us, for loans in US dollars to leading European banks, for a term of three months and in a Representative Amount; provided, however, that if the banks so selected are not quoting as mentioned above, LIBOR on the Interest Determination Date will be LIBOR in effect with respect to the immediately preceding Interest Determination Date, or in the case of the initial Interest Determination Date, the First Interest Rate.

Notwithstanding the above, if we determine on or prior to the relevant Interest Determination Date, after consultation with an independent financial advisor selected by us in our sole discretion, that LIBOR has ceased to be calculated or administered or is no longer viewed as an acceptable benchmark rate in accordance with accepted market practice for debt obligations such as the Floating Rate Notes, then we will appoint in our sole discretion an independent financial advisor (the “IFA”) to determine whether there is a substitute or successor base rate to LIBOR that is consistent with accepted market practice for debt obligations such as the Floating Rate Notes (the “Alternative Rate”). If the IFA determines that there is an Alternative Rate, for each future Interest Determination Date, the calculation agent shall use such Alternative Rate as a substitute for LIBOR in calculating the interest rate on the Floating Rate Notes. As part of such substitution, the calculation agent will make such adjustments to the Alternative Rate or the Spread thereon, as well as the business day convention, Interest Determination Dates, Interest Reset Dates and related provisions and definitions (“Adjustments”), in each case that are consistent with accepted market practice for the use of such Alternative Rate, all as determined and directed by the IFA; provided, however, that the calculation agent shall not be required to implement any such Adjustments that affects its own rights, duties or immunities under the Indenture, the Calculation Agency Agreement or otherwise. If the IFA determines that there is no such Alternative Rate as provided above, LIBOR will be equal to the rate of interest in effect with respect to the immediately preceding Interest Determination Date or, in the case of the initial Interest Determination Date, the rate of interest will be equal to the First Interest Rate.

The interest rate on the Floating Rate Notes will in no event be higher than the maximum rate permitted by law.

Redemption

As explained below, under certain circumstances we may redeem the Notes before they mature. This means that we may repay them early. If we redeem one series of Notes we will have no obligation to redeem any other series. The security holder has no right to require us to redeem the Notes. Notes will stop bearing interest on the redemption date, even if the security holder does not collect his or her money. We will give notice to DTC of any redemption we propose to make at least 15 days, but no more than 30 days, before the redemption date. Notice by DTC to participating institutions and by these participants to street name holders of indirect interests in the Notes will be made according to arrangements among them and may be subject to statutory or regulatory requirements. Subject to the optional tax redemption described below, we may not redeem the Floating Rate Notes prior to maturity.

Optional Redemption

We may redeem the Fixed Rate Notes of each series, in whole or in part, from time to time as follows: (i) prior to the Par Call Date (as set forth below), at a redemption price equal to the greater of (A) 100% of the principal amount of the Fixed Rate Notes to be redeemed, and (B) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Fixed Rate Notes to be redeemed (assuming for this purpose that such series of Fixed Rate Notes matured on the applicable Par Call Date and not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus the Make-Whole Spread (as set forth below) and (ii) on or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the Fixed Rate Notes to be redeemed, plus, in each case, accrued interest thereon to but excluding the date of redemption.

In connection with such optional redemption, the following defined terms apply:

•                  “Comparable treasury issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the applicable series of Fixed Rate Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such series of Fixed Rate Notes (assuming for this purpose that such series of Fixed Rate Notes matured on the applicable Par Call Date).

•                  “Comparable treasury price” means, with respect to any redemption date, (i) the average, as determined by the Quotation Agent, of the reference treasury dealer quotations for such redemption date, after excluding the highest and lowest such reference treasury dealer quotations, or (ii) if the Quotation Agent obtains fewer than three such reference treasury dealer quotations, the average of all such quotations.

•                  “Make-Whole Spread” means, with respect to (i) the 2023 Notes, 15 basis points, (ii) the 2029 Notes, 20 basis points and (iii) the 2048 Notes, 25 basis points.

•                  “Par Call Date” means, with respect to (i) the 2023 Notes, July 17, 2023, (ii) the 2029 Notes, October 17, 2028 and (iii) the 2048 Notes, February 17, 2048.

•                  “Quotation Agent” means the reference treasury dealer appointed by us.

•                  “Reference treasury dealer” means (i) each of Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC and their respective successors or affiliates; provided, however, that if the foregoing shall cease to be a primary US government securities dealer in New York City (a “primary treasury dealer”), we shall substitute therefor another primary treasury dealer; and (ii) any other primary treasury dealer selected by us.

•                  “Reference treasury dealer quotations” means, with respect to each reference treasury dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the comparable treasury issue (expressed in each case as a percentage of its principal amount) quoted in writing to the trustee by such reference treasury dealer at 5:00 p.m., Eastern Standard Time, on the third business day preceding such redemption date.

•                  “Treasury rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the comparable treasury issue, assuming a price for the comparable treasury issue (expressed as a percentage of its principal amount) equal to the comparable treasury price for such redemption date.

Optional Tax Redemption

In the event of various tax law changes after the date of this prospectus supplement and other limited circumstances that require us to pay additional amounts, as described below under “— Payment of Additional Amounts”, we may redeem all, but not less than all, of each series of Notes at a price equal to 100% of the principal amount of each series of Notes plus accrued interest thereon to but excluding the date of redemption. This means we may repay any one or each series of Notes early. We discuss our ability to redeem the Notes in greater detail under “Description of Debt Securities — Optional Tax Redemption” in the accompanying prospectus.

Further Issuances

We may, without the consent of the holders of any series of Notes, issue additional Notes of each or any such series having the same ranking and same interest rate, maturity date, redemption terms and other terms as the applicable series of Notes described in this prospectus supplement. Any such additional Notes, together with the applicable series of Notes offered by this prospectus supplement, will constitute a single series of securities under the Indenture. There is no limitation on the amount of Notes or other debt securities that we may issue under such Indenture.

Form, Denomination, Clearance and Settlement

We will issue the Notes in fully registered form. Each series of Notes will be represented by one or more global securities registered in the name of a nominee of DTC. The security holder will hold beneficial interests in the Notes through DTC in book-entry form. The Notes will be issued in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof. The underwriters expect to deliver the Notes through the facilities of DTC on August 17, 2018. Indirect holders trading their beneficial interests in the Notes through DTC must trade in DTC’s same-day funds settlement system and pay in immediately available funds. Secondary market trading through Euroclear and Clearstream, Luxembourg will occur in the ordinary way following the applicable rules and operating procedures of Euroclear and Clearstream, Luxembourg.

Payment of principal of and interest on each series of Notes, so long as the Notes are represented by global securities, as discussed below, will be made in immediately available funds. Beneficial interests in the global securities will trade in the same-day funds settlement system of DTC, and secondary market trading activity in such interests will therefore settle in same-day funds.

Payment of Additional Amounts

We agree that any amounts to be paid by us under the Notes of principal, premium and interest in respect of the Notes will be paid without deduction or withholding for, any and all present and future taxes, levies, duties, assessments, imposts or other governmental charges of whatever nature imposed, assessed, levied or collected by or for the account of the government of any jurisdiction in which we are resident for tax purposes (at the time of the issuance, the UK) or any political subdivision or taxing authority of such jurisdiction, unless such withholding or deduction is required by law. If such deduction or withholding is at any time required, we will (subject to compliance by the security holder with any relevant administrative requirements) pay such additional amounts as will result in the receipt of such amounts as would have been received by the holder had no such withholding or deduction been required, provided that we will not have to pay additional amounts if:

(i) the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for the holder’s (or certain related parties’) connection to the jurisdiction in which we are resident for tax purposes, other than by merely holding the Note or by receiving principal, premium, if any, or interest, if any, on the Note, or enforcing the Note. These connections include where the holder or related party:

•                  is or has been a domiciliary, national or resident of such jurisdiction;

•                  is or has been engaged in a trade or business in such jurisdiction;

•                  has or had a permanent establishment in such jurisdiction; or

•                  is or has been physically present in such jurisdiction;

(ii) the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for presentation of the Note for payment, if presentation is required, more than 30 days after the Note became due or payment was provided for;

(iii) the tax, levy, impost or other governmental charge is an estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv) the tax, levy, impost or other governmental charge is payable in a manner that does not involve deduction or withholding from payments on or in respect of the relevant Note;

(v) the tax, levy, impost or other governmental charge would not have been imposed or withheld but for the failure of the holder or beneficial owner, upon a reasonable request, addressed to the holder, to comply with any certification, identification or other reporting requirement under a reasonable request, addressed to the holder, concerning the holder’s or the beneficial owner’s nationality, residence, identity or connection with any jurisdiction in which we are resident for tax purposes, if compliance is required by any treaty, statute, regulation or administrative practice of such jurisdiction as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi) the tax, levy, impost or other governmental charge is required by Sections 1471 through 1474 of the Internal Revenue Code of 1986, as amended (“FATCA”), any current or future U.S. Treasury Regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA; or

(vii) any combination of the taxes referred to in (i) through (vi) above.

In addition, no payments of additional amounts will be made with respect to any payment on a Note if the holder of the Note is a fiduciary, partnership or a person other than the sole beneficial owner of any payment, and, by the laws of the jurisdiction in which we are resident for tax purposes, that payment would be required for tax purposes to be included in income of a beneficiary or settlor with respect to the fiduciary, a member of that partnership or a beneficial owner who would not have been entitled to the additional amounts had that beneficiary, settlor, member or beneficial owner been the holder of the relevant Note.

We will remit the full amount of any taxes withheld to the applicable taxing authorities in accordance with the applicable law. We will also provide the trustee with documentation reasonably satisfactory to the trustee evidencing the payment of any taxes in respect of which we have paid additional amounts. We will provide copies of such documentation to the holders of the Notes upon request.

Any reference in this prospectus supplement, the Indenture or the Notes to principal, premium or interest in respect of the Notes will be deemed also to refer to any additional amounts that may be payable with respect to such principal, premium or interest under the obligations referred to in this subsection.

Defeasance and Discharge

We may release ourselves from any payment or other obligations on each series of Notes as described under “Description of Debt Securities — Satisfaction, Discharge and Defeasance” in the Base Prospectus.

Paying and Calculation Agent

The principal corporate trust office of the trustee in The City of New York is designated as the principal paying agent. See “— Trustee” immediately below. We may at any time designate additional paying agents or rescind the designation of paying agents or approve a change in the office through which any paying agent acts. The trustee will also serve as the calculation agent with respect to the Floating Rate Notes pursuant to a Calculation Agency Agreement to be dated as of August 17, 2018 between us and The Bank of New York Mellon.

Trustee

As a result of the transfer of JPMorgan Chase Bank’s corporate trust business to The Bank of New York Mellon (formerly known as The Bank of New York), effective October 1, 2006, The Bank of New York Mellon is the trustee under the Indenture. The trustee’s address is The Bank of New York Mellon, Corporate Trust Office, 101 Barclay Street, New York, NY 10286. The trustee will also serve as the paying agent for the Notes and as the calculation agent with respect to the Floating Rate Notes. See “— Paying and Calculation Agent” immediately above.

See “Description of Debt Securities — Concerning the Trustee” and “Description of Debt Securities — Default and Related Matters” in the Base Prospectus below for a description of the trustee’s procedures and remedies available in the event of default.

Base Prospectus:

DESCRIPTION OF DEBT SECURITIES

We may issue debt securities using this prospectus. As required by US federal law for all publicly offered corporate bonds and notes, the debt securities are governed by a document called an indenture. The indenture relating to the debt securities issued by us is a contract, dated as of April 1, 2004, between AstraZeneca PLC and JPMorgan Chase Bank, as trustee. As a result of the transfer of JPMorgan Chase Bank’s corporate trust business to The Bank of New York Mellon effective October 1, 2006, The Bank of New York Mellon is the trustee under the indenture. See “— The Trustee” below.

In this description “the security holder” means direct holders and not street name or other indirect holders of securities. Indirect holders should read the section “Legal Ownership — Street Names and Other Indirect Holders” in the Base Prospectus.

General

This section summarizes the material provisions of the indenture and the debt securities. Because it is a summary, it does not describe every aspect of the indenture or the debt securities. This summary is subject to and qualified in its entirety by reference to all of the indenture provisions, including some of the terms used and defined in the indenture. We describe the meaning of only the more important terms in this prospectus. We also include references in parentheses to some sections of the indenture. Whenever we refer to particular sections or defined terms of the indenture in this prospectus or in the applicable prospectus supplement, those sections or defined terms are incorporated by reference here or in the prospectus supplement. This summary is also subject to and qualified by reference to the description of the particular terms of the security holder’s series of debt securities described in the prospectus supplement.

The indenture and its associated documents contain the full legal text of the matters described in this section. The indenture and the debt securities are governed by New York law. The indenture is an exhibit incorporated by reference into this prospectus.

The debt securities are unsecured obligations of AstraZeneca PLC. The debt securities will rank equally in right of payment with all of our other unsecured and unsubordinated indebtedness except for indebtedness that is preferred under applicable law.

The Trustee

The Bank of New York Mellon (as successor trustee to JPMorgan Chase Bank) is the trustee under the indenture. As trustee, it has two main roles:

•                  first, it can enforce the security holder’s rights against us if we default on debt securities issued under the indenture. There are some limitations on the extent to which the trustee may act on the security holder’s behalf, described under “Defaults and Related Matters — Remedies if an event of default occurs” below; and

•                  second, the trustee performs administrative duties for us, such as sending the security holder interest payments and notices.

Types of Debt Securities

The indenture does not limit the amount of debt securities that we can issue. It provides that debt securities may be issued in one or more series up to the aggregate principal amount as we authorize from time to time. All debt securities of one series need not be issued at the same time and we may reopen any series, without the consent of a holder of that series, to issue additional debt securities of the same series.

The prospectus supplement relating to a series of debt securities will describe the following terms of the series:

•                  the title of the series of debt securities;

•                  the aggregate principal amount of debt securities and any limit on the aggregate principal amount of the series of debt securities;

•                  any stock exchange on which we will list the debt securities;

•                  the date or dates on which we will repay the principal amount of the series of debt securities or the method by which the date or dates will be determined;

•                  any rate or rates at which the series of debt securities will bear interest or the method by which the interest rate or rates will be determined;

•                  the date or dates from which any interest on the series of debt securities will accrue, the dates on which interest will be payable and the record dates for interest payments or the method by which such date or dates will be determined and the method by which interest will be calculated if different to a 360-day year of twelve 30-day months;

•                  the place or places where the principal and any interest on debt securities will be payable if other than the corporate trust office of the trustee in New York, New York;

•                  the price or prices at which, the period or periods within which, the currency or currencies, currency unit or composite currency in which, and the terms and conditions upon which we may redeem the series of debt securities in whole or in part;

•                  any right or obligation to redeem, repay or purchase the debt securities as a result of any sinking fund or similar provisions, or at the option of the holder of the debt securities and the period or periods within which, the price or prices at which and every other term and condition upon which the debt securities will be redeemed, repaid or purchased;

•                  the denominations in which debt securities of the series are issuable, if other than denominations of $2,000 and any whole multiple of $1,000 in excess thereof;

•                  the portion of the principal amount of the series of debt securities payable if an acceleration of the maturity of the debt securities is declared, if other than the principal amount;

•                  the currency, including any composite currency, of payment of the principal, premium, if any, and interest on the series of debt securities if other than US dollars;

•                  whether we or a holder of debt securities may elect to have the principal, premium, if any, or interest on the series of debt securities paid in a currency or composite currency other than the currency in which the debt securities are stated to be payable, and if so, any election period and the terms and conditions governing such an election;

•                  whether we will be required to pay additional amounts for withholding taxes or other governmental charges and, if applicable, a related right to an optional tax redemption for such a series;

•                  any index used to determine the amount of payment of principal, premium, if any, and interest on the series of debt securities and how these amounts will be determined if they are not fixed when the debt securities are issued;

•                  the forms of the series of debt securities;

•                  the applicability of the provisions described later under “— Satisfaction, Discharge and Defeasance”;

•                  any authenticating or paying agents, transfer agents or registrars or any other agents acting in connection with the debt securities other than the trustee;

•                  if applicable, a discussion of any additional or alternative material US federal income and UK tax considerations; and

•                  any other special features of the series of debt securities.

We may issue the debt securities as original issue discount securities, which are debt securities offered and sold at a substantial discount to their stated principal amount.

Overview of the Remainder of this Description

The remainder of this description summarizes:

•                  Additional mechanics relevant to the debt securities under normal circumstances, such as how the security holder transfers ownership and where we make payments.

•                  The security holder’s right to receive payment of additional amounts due to changes in the tax withholding requirements of various jurisdictions.

•                  The security holder’s rights under several special situations, such as if we merge with another company or if we want to redeem the debt securities for tax reasons.

•                  Covenants contained in the indenture that restrict our ability to incur liens and undertake sale and leaseback transactions. A particular series of debt securities may have different covenants.

•                  The security holder’s rights if we default.

•                  The security holder’s rights if we want to modify the indenture.

•                  Our relationship with the trustee.

Additional Mechanics

Exchange and Transfer

The debt securities will be issued only in fully registered form without interest coupons in denominations of $2,000 or whole multiples of $1,000 in excess thereof. The security holder may have his or her debt securities broken into more debt securities of smaller denominations of whole multiples of $1,000 (but not less than a minimum denomination of $2,000) or combined into fewer debt securities of larger denominations of whole multiples of $1,000, as long as the total principal amount is not changed. This is called an exchange.

The security holder may exchange or transfer registered debt securities at the office of the trustee. The trustee acts as our agent for registering debt securities in the names of holders and for transferring registered debt securities. We may change this appointment to another entity or perform the service ourselves. The entity performing the role of maintaining the list of registered holders is called the security registrar. It will also register transfers of the registered debt securities.

The security holder may not exchange his or her registered debt securities for bearer securities.

There will be no service charge for any exchange or registration of transfer of the debt securities, but we may require payment of an amount sufficient to cover any tax or other governmental charge imposed in connection with any exchange or registration of transfer.

The transfer or exchange of a registered debt security may be made only if the security registrar is satisfied with the security holder’s proof of ownership.

If the debt securities are redeemable and we redeem less than all of the debt securities of a particular series, we may block the transfer or exchange of debt securities during a specified period of time in order to freeze the list of holders to prepare the mailing. The period begins 15 days before the day we first mail the notice of redemption and ends on the day of that mailing. We may also refuse to register transfers or exchanges of debt securities selected or called for redemption. However, we will continue to permit transfers and exchanges of the unredeemed portion of any security being partially redeemed.

Payment and Paying Agents

We will pay interest to the security holder if he or she is a direct holder of debt securities at the close of business on a particular day in advance of each due date for interest, even if the security holder no longer owns the security on the interest due date. That particular day, usually about two weeks in advance of the interest due date, is called the record date and is stated in the applicable prospectus supplement.

Unless provided otherwise in the applicable prospectus supplement, we will pay interest, principal and any other money due on debt securities in registered form at the corporate trust office of The Bank of New York Mellon (as successor paying agent to JPMorgan Chase Bank) in the Borough of Manhattan, The City and State of New York as paying agent for the debt securities. That office is located at The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286. At our option, we may pay interest on any debt securities by check mailed to the registered holders.

Some of the debt securities may be denominated, and payments may be made, in currencies other than US dollars or in composite currencies. A summary of any special considerations which apply to these debt securities is in the applicable prospectus supplement.

Street name and other indirect holders should consult their banks or brokers for information on how they will receive payments.

We may arrange for additional payment offices, or may cancel or change these offices, including our use of the trustee’s corporate trust office. These offices are called paying agents. We may also choose to act as our own paying agent, but must always maintain a paying agency in the Borough of Manhattan, The City and State of New York. Whenever there are changes in the paying agents for any particular series of debt securities we must notify the trustee.

Payment of Additional Amounts

Unless provided otherwise in the applicable prospectus supplement, we agree that any amounts to be paid by us under any series of debt securities of principal, premium and interest in respect of the debt securities will be paid without deduction or withholding for, any and all present and future taxes, levies, duties, assessments, imposts or other governmental charges of whatever nature imposed, assessed, levied or collected by or for the account of the government of any jurisdiction in which we are resident for tax purposes (at the time of the issuance, the UK) or any political subdivision or taxing authority of such jurisdiction, unless such withholding or deduction is required by law. If such deduction or withholding is at any time required, we will (subject to compliance by the security holder with any relevant administrative requirements) pay such additional amounts as will result in the receipt of such amounts as would have been received by the holder had no such withholding or deduction been required.

The indenture provides that we will not have to pay additional amounts in certain specified circumstances, and that those circumstances may be modified or supplemented for different series of debt securities. Unless the applicable prospectus supplement for a series of debt securities provides otherwise, debt securities issued using this prospectus will provide that we will not have to pay additional amounts if:

•                  the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for the holder’s (or certain related parties’) connection to the jurisdiction in which we are resident for tax purposes, other than by merely holding the debt security or by receiving principal, premium, if any, or interest, if any, on the debt security, or enforcing the debt security. These connections include where the holder or related party:

•                  is or has been a domiciliary, national or resident of such jurisdiction;

•                  is or has been engaged in a trade or business in such jurisdiction;

•                  has or had a permanent establishment in such jurisdiction; or

•                  is or has been physically present in such jurisdiction.

•                  the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for presentation of the debt security for payment, if presentation is required, more than 30 days after the security became due or payment was provided for;

•                  the tax, levy, impost or other governmental charge is an estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

•                  the tax, levy, impost or other governmental charge is payable in a manner that does not involve deduction or withholding from payments on or in respect of the relevant debt security;

•                  the tax, levy, impost or other governmental charge would not have been imposed or withheld but for the failure of the holder or beneficial owner to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with any jurisdiction in which we are resident for tax purposes, as required by any treaty, statute, regulation or administrative practice of such jurisdiction as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

•                  the holder would have been able to avoid such withholding or deduction by authorizing the paying agent to report information in accordance with the procedure laid down by the relevant tax authority or by producing, in the form required by the relevant tax authority, a declarative, claim, certificate, document or other evidence establishing exemption therefrom;

•                  the tax, levy, impost or other governmental charge is imposed by the US or any political subdivision or taxing authority thereof or therein;

•                  the holder of the debt security is a fiduciary, partnership or a person other than the sole beneficial owner of any payment that would be required, by the laws of the jurisdiction in which we are resident for tax purposes, to be included in income, for tax purposes, of a beneficiary or settlor with respect to the fiduciary, a member of that partnership or a beneficial owner who would not have been entitled to the additional amounts had that beneficiary, settlor, partner or beneficial owner been the holder; or

•                  any combination of the exceptions listed above.

Mergers and Similar Events

We are generally permitted to consolidate or merge with another company or other entity that is organized under the laws of the UK, the US or any other country which is a member of the Organization for Economic Cooperation and Development. We are also generally permitted to sell or convey our property as an entirety or substantially as an entirety to such other entity. Our ability to take some of these actions is restricted in the following ways:

•                  any entity succeeding us must assume our obligations in relation to the debt securities and under the indenture; and

•                  if the succeeding entity is not organized under the laws of the UK or a State of the United States, the succeeding entity’s assumption of our obligations in relation to the debt securities and under the indenture must include the obligation to pay any additional amounts as described under “— Payment of Additional Amounts”.

It is possible that the merger, sale, or lease of all or substantially all of our assets would cause a principal property of ours or of a restricted subsidiary of ours or shares of stock or indebtedness of any of our restricted subsidiaries to become subject to a lien giving other lenders preferential rights in that property over holders of debt securities. We have promised to limit these preferential rights on our property, called liens, as discussed under “— Limitation on Liens”. If a merger or other transaction would create any impermissible liens on our property, we must grant an equivalent or higher-ranking lien on the same property to the security holder and the other direct holders of the debt securities.

Optional Tax Redemption

Unless provided otherwise in the applicable prospectus supplement, we have the option to redeem the debt securities in the two situations described below. The redemption price for the debt securities, other than original issue discount debt securities, will be equal to the principal amount of the debt securities being redeemed plus accrued interest and any additional amounts due on the date fixed for redemption. The redemption price for original issue discount debt securities will be specified in the applicable prospectus supplement. We must give the security holder between 30 and 60 days’ notice before redeeming the debt securities.

The first situation is where, as a result of a change or amendment to any law or related regulation or ruling of the jurisdiction in which we are resident for tax purposes, or any change in an application or interpretation of such laws, regulations or rulings, or any change in application or interpretation of, or any execution of an amendment to, any treaty, we would have to pay additional amounts as described under “—Payment of Additional Amounts”.

This first situation applies only in the case of changes, amendments, applications, interpretations or executions that occur on or after the date specified in the prospectus supplement for the applicable series of debt securities (or if no such date is specified, the first date on which debt securities of such series were issued). If we are succeeded by another entity, the applicable jurisdiction will be the jurisdiction in which such successor is resident for tax purposes, rather than the jurisdiction in which we are resident for tax purposes, and the applicable date will be the date such entity became successor, rather than the date specified in the preceding sentence.

The second situation is where our independent legal advisor has advised us that, as a result of action taken by a taxation authority of, or any action brought in a court of competent jurisdiction in, the jurisdiction in which we are resident for tax purposes, after the date specified in the prospectus supplement for the applicable series of debt securities, we would have to pay additional amounts as described under “—Payment of Additional Amounts” and the payment of such additional amounts cannot be avoided by the use of reasonable measures available to us. If we are succeeded by another entity, the applicable jurisdiction will be the jurisdiction in which such successor is resident for tax purposes, rather than the jurisdiction in which we are resident for tax purposes and the applicable date will be the date such entity became our successor.

Covenants

Limitation on Liens

Some of our property and the property of our subsidiaries may be subject to a mortgage, pledge, assignment, charge or other legal mechanism that gives a lender preferential rights in that property over other lenders, including the security holder and the other direct holders of the debt securities, or over our general creditors if we fail to repay them. These preferential rights are generally called liens.

We undertake that we and certain of our subsidiaries, which we refer to as “restricted subsidiaries”, will not become obligated on any new debt for borrowed money that is secured by a lien on any principal property or on any shares of stock or indebtedness of any of our restricted subsidiaries unless we grant an equivalent or higher-ranking lien on the same property to the security holder and the other direct holders of the debt securities.

•                  Restricted subsidiary means any wholly-owned subsidiary:

•                  with substantially all of its property located within the UK or the US; and

•                  which owns a principal property;

but does not include any wholly-owned subsidiary principally engaged in leasing or in financing installment receivables or principally engaged in financing the operations of us and our consolidated subsidiaries.

•                  A wholly-owned subsidiary means any corporation in which control, directly or indirectly, of all of the stock with ordinary voting power to elect the board of directors of that corporation is owned by us, or by one or more of our wholly-owned subsidiaries or by us and one or more of our wholly-owned subsidiaries.

•                  A subsidiary, with respect to any person, is any corporation in which that person owns or controls directly or indirectly at least a majority of stock with ordinary voting power to elect a majority of the board of directors.

•                  Principal property means any manufacturing plant or facility or any research facility owned by us or any restricted subsidiary. A principal property must also be located within the UK or the US and have a gross book value (before deducting any depreciation reserve) exceeding 2% of our consolidated net tangible assets. Principal property does not include:

•                  any plant or facility or research facility which in the opinion of our board of directors is not materially important to the total business conducted by us and our subsidiaries; or

•                  any portion of a property described above which, in the opinion of our board of directors, is not materially important to the use or operation of the property.

We do not need to comply with this restriction if the amount of all debt that would be secured by liens on our principal properties and the shares of stock or indebtedness of our restricted subsidiaries is no more than 15% of our consolidated net tangible assets.

•                  Our consolidated net tangible assets mean AstraZeneca PLC’s consolidated total assets, after deducting:

•                  all liabilities due within one year (other than short-term borrowings and long-term debt due within one year); and

•                  all goodwill, trade names, trademarks, patents and other similar types of intangible assets as shown on the audited consolidated balance sheet contained in the latest annual report to our shareholders.

This restriction on liens does not apply to debt secured by a number of different types of liens. These types of liens include the following:

•                  any lien on property, shares of stock or indebtedness of any corporation existing at the time the corporation becomes a restricted subsidiary;

•                  any lien on property or shares of stock existing at the time of acquisition of that property or those shares of stock, or to secure the payment of all or any part of the purchase price of that property or those shares of stock, or to secure any debt incurred before, at the time of, or within twelve months after, in the case of shares of stock, the acquisition of the shares of stock and, in the case of property, the later of the acquisition, completion of construction (including any improvements on an existing property) or commencement of the commercial operation of the property, where the debt is incurred to finance all or any part of the purchase price;

•                  any lien securing debt owed to us or to any of our restricted subsidiaries by us or any of our restricted subsidiaries;

•                  any lien existing at the date of the indenture;

•                  any lien on a principal property to secure debt incurred to finance all or part of the cost of improving, constructing, altering or repairing any building, equipment or facilities or of any other improvements on all or any part of that principal property, if the debt is incurred before, during, or within twelve months after completing the improvement, construction, alteration or repair;

•                  any lien on property owned or held by any corporation or on shares of stock or indebtedness of any corporation, where the lien existed either at the time the corporation is merged, consolidated or amalgamated with either us or a restricted subsidiary or at the time of a sale, lease or other disposition of all or substantially all of the property of a corporation to us or a restricted subsidiary;

•                  any lien arising by operation of law and not securing amounts more than 90 days overdue or otherwise being contested in good faith;

•                  any lien arising by operation of law over any credit balance or cash held in any account with a financial institution;

•                  any rights of financial institutions to offset credit balances in connection with the operation of cash management programs established for our benefit and/or the benefit of any restricted subsidiary;

•                  any lien incurred or deposits made in the ordinary course of business, including but not limited to:

•                  any mechanics’, materialmen’s, carriers’, workmen’s, vendors’ or other similar liens;

•                  any liens securing amounts in connection with workers’ compensation, unemployment insurance and other types of social security; and

•                  any easements, rights-of-way, restrictions and other similar charges;

•                  any liens incurred or deposits made securing the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, government contracts, performance and return of money bonds and other obligations of a similar nature incurred in the ordinary course of business;

•                  any lien securing taxes or assessments or other applicable governmental charges or levies;

•                  any extension, renewal or replacement or successive extensions, renewals or replacements, in whole or in part, of any lien included in the preceding paragraphs or of any of the debt secured under the preceding paragraphs, so long as the principal amount of debt secured does not exceed the principal amount of debt secured at the time of the extension, renewal or replacement, and that the extension, renewal or replacement lien is limited to all or any part of the same property or shares of stock that secured the lien extended, renewed or replaced (including improvements on that property), or property received or shares of stock issued in substitution or exchange; and

•                  any lien in favor of us or any subsidiary of ours.

The following types of transactions will not be deemed to create debt secured by a lien and, therefore, will also not be subject to the restriction on liens:

•                  any liens on property of ours or a restricted subsidiary in favor of the US or any State of the US, or the UK, or any other country, or any political subdivision of, or any department, agency or instrumentality of, these countries or states, to secure partial, progress, advance or other payments under provisions of any contract or statute including, but not limited to, liens to secure debt of pollution control or industrial revenue bond type, or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or cost of construction of the property subject to these liens.

Limitation on Sale and Lease-Back Transactions

Neither we nor any of our restricted subsidiaries will enter into any sale and lease-back transaction involving a principal property without complying with this covenant.

A sale and lease-back transaction is an arrangement between us or a restricted subsidiary and any person in which we or the restricted subsidiary leases back for a term of more than three years a principal property that we or the restricted subsidiary has sold or transferred to that person.

We and our restricted subsidiaries may enter into sale and lease-back transactions provided that the total amount of attributable debt attributable to all sale and lease-back transactions plus other debt of ours or any of our restricted subsidiaries that is secured by liens (but excluding debt secured by liens on property that we or a restricted subsidiary would be entitled to incur, assume or guarantee without equally and ratably securing the debt securities offered by this prospectus as described under “— Limitation on Liens” above) does not exceed 15% of consolidated net tangible assets.

This restriction does not apply to any sale and lease-back transaction if:

•                  we or the restricted subsidiary seeking to enter into the sale and lease-back could incur, assume or guarantee debt secured by a lien on the principal property to be leased without equally and ratably securing the debt securities offered by this prospectus as a result of one or more of the exceptions to the limitation on liens as described under “— Limitation on Liens” above;

•                  within twelve months before or after the sale or transfer, regardless of whether the sale or transfer may have been made by us or a restricted subsidiary, we apply, an amount equal to the net proceeds of the sale or transfer (in the case of a sale or transfer for cash), or an amount equal to the fair value of the principal property so leased at the time of entering into the sale or transfer as determined by our board of directors (in the case of a sale or transfer otherwise than for cash), to

•                  the retirement of indebtedness for money borrowed, incurred or assumed by us or any restricted subsidiary which matures at, or is extendible or renewable at the option of the obligor to, a date more than twelve months after the date of incurring, assuming or guaranteeing such debt, or

•                  investment in any principal property or principal properties.

This restriction on sale and lease-back transactions also does not apply to any transaction between us and a restricted subsidiary, or between restricted subsidiaries.

Attributable debt means the present value (discounted at a rate equal to the weighted average of the rate of interest on all securities then issued and outstanding under the indenture, compounded semi-annually) of our or a restricted subsidiary’s obligation for rental payments for the remaining term of any lease in a sale and lease-back transaction.

Default and Related Matters

Events of Default

A holder of debt securities of a particular series will have special rights if any event of default occurs with respect to that series and is not cured, as described later in this subsection.

What is an event of default? An event of default means any of the following:

•                  Interest — default for 30 days in the payment of any installment of interest on the series of debt securities;

•                  Principal — default in the payment of all or any part of the principal of the series of debt securities when such principal becomes due and payable either at maturity, upon redemption, by acceleration or otherwise;

•                  Sinking Fund Installment — default in the payment of any sinking fund installment as and when such installment becomes due and payable by the specific terms of the series of debt securities or beyond any period of grace;

•                  Covenant — breach or default by us in the performance of a covenant or warranty in respect of the debt securities of the relevant series which has not been remedied for ninety days after we receive written notice of the default from the trustee or we and the trustee receive written notice of the default from the holders of at least 25% of the principal amount of the debt securities of all affected series;

•                  Bankruptcy — certain events of bankruptcy, insolvency or reorganization affecting us; or

•                  Other — any other event of default provided in any supplemental indenture or resolution of our board of directors under which a particular series is issued or in the form of security for such series.

No event of default described in the provisions above with respect to a particular series of debt securities will necessarily constitute an event of default with respect to any other series of debt securities and the events of default for any specific series may be modified as described in the applicable prospectus supplement.

Remedies if an event of default occurs. If an event of default, other than a “Bankruptcy” default, has occurred (but only if, in the case of a “Covenant” default, the default has occurred for less than all series of debt securities then issued under the indenture and outstanding) and has not been cured, the trustee or the holders of at least 25% of the principal amount of debt securities of the affected series (each affected series voting as a separate class) may declare the principal amount (or, if the debt securities of a series are original issue discount securities, that portion of the principal amount as may be specified in the terms of that series) of all the debt securities of that series, together with any accrued interest, to be due and payable immediately. If an event of default has occurred under “Covenant” default with respect to all of the series of debt securities then issued under the indenture and outstanding, or under “Bankruptcy” default, and has not been cured, the trustee or the holders of at least 25% of the principal amount of all the debt securities then issued under the indenture and outstanding (treated as one class) may declare the principal (or, if any debt securities are original issue discount securities, that portion of the principal amount as may be specified in the terms of that series) of all debt securities then issued under the indenture and outstanding, together with any accrued interest, to be due and payable immediately. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of at least a majority in principal amount of the debt securities of the affected series or by at least a majority in principal amount of all the debt securities then issued under the indenture and outstanding (voting as one class), as the case may be, if certain conditions are met.

Before a declaration of acceleration of maturity, past “Covenant” defaults that do not affect all series of debt securities then issued under the indenture and outstanding may be waived by the holders of a majority in principal amount of the debt securities then outstanding of each affected series (each such series voting as a separate class). Past “Covenant” defaults that affect all series of debt securities then issued under the indenture and outstanding and past “Bankruptcy” defaults may be waived by the holders of a majority in principal amount of all the debt securities then issued under the indenture and outstanding (treated as one class). Default in the payment of principal of or interest on or any sinking fund installment of debt securities of any series or a covenant or provision of the indenture that cannot be modified or amended without the consent of the holder of each debt security affected may only be modified or amended with the consent of such holder.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability. This protection is called an indemnity. If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may, subject to certain limitations and conditions, direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. These majority holders may also, subject to certain limitations and conditions, direct the trustee in performing any other action under the indenture.

Before the security holder bypasses the trustee and bring his or her own lawsuit or other formal legal action or takes other steps to enforce his or her rights or protects his or her interests relating to the debt securities, the following must occur:

•                  the security holder must give the trustee written notice that an event of default has occurred and remains uncured;

•                  the holders of 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default, and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action; and

•                  the trustee must have not taken action for 60 days after receipt of the above notice and offer of indemnity and the trustee has not received an inconsistent direction from the holders of a majority in principal amount of all outstanding debt securities of the relevant series during that period.

These limitations do not apply to a suit instituted by the security holder for the enforcement of payment of the principal or interest on a debt security on or after the respective due dates.

We will file annually with the trustee on or before March 31 in each year a written statement of certain of our officers certifying that, to their knowledge, we have not defaulted on our covenants under the indenture or else specifying any default that exists.

For any series of debt securities that is a series of original issue discount securities the applicable prospectus supplement will contain provisions for the acceleration of the maturity of a portion of the principal amount of such original issue discount securities.

Modification of the Indenture and Waiver

There are three types of changes we can make to the indenture and any series of the debt securities.

Changes not requiring approval. The first type of change does not require any vote by holders of debt securities. The security holder’s consent is not required to do any of the following:

•                  to transfer or pledge any property or assets to the trustee as security for any series of the debt securities;

•                  to evidence the succession of any successor corporation to us as described under “Mergers and Similar Events” above;

•                  to evidence the succession of any successor trustee under the indenture or to add to or change any provisions of the indenture as necessary to provide for the appointment of an additional trustee or trustees;

•                  to add to our covenants or to add additional events of default for the benefit of the holders of any series of the debt securities;

•                  to cure any ambiguity or to correct or supplement any provision of the indenture that may be defective or inconsistent with any other provision of the indenture; or

•                  to make any other provisions with respect to matters or questions arising under the indenture as our board of directors may deem necessary or desirable and that shall not adversely affect the interests of holders of any series of the debt securities in any material respect.

Changes requiring the approval of a majority of holders. The second type of change to the indenture and the debt securities requires a vote in favor by holders of debt securities owning at least a majority of the principal amount of all series of debt securities then outstanding and affected by such charge (each affected series voting as a separate class). In this manner, any provision of the indenture or any series of debt securities may be changed or eliminated unless the provision relates to a matter that requires the consent of each affected holder as discussed below.

Changes requiring the security holder’s approval. Third, there are changes that cannot be made to the security holder’s debt securities without the specific approval of each affected holder. The security holder’s consent is required before we could do any of the following:

•                  extend the final maturity of a debt security;

•                  reduce the principal amount of a debt security;

•                  reduce the rate or extend the time of payment of any interest on a debt security;

•                  reduce any amount payable on redemption of a debt security;

•                  reduce the amount of principal due and payable upon an acceleration of the maturity or provable in bankruptcy of a debt security issued at an original issue discount;

•                  impair the security holder’s right to sue for payment;

•                  impair any right of repayment at the option of the holder;

•                  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture; or

•                  change in any manner adverse to the holders of the debt securities our obligations relating to the payment of principal and interest, and sinking fund payments.

Satisfaction, Discharge and Defeasance

We may terminate our repayment and obligations on the debt securities, when:

•                  we have paid or caused to be paid the principal of and interest, if any, then due and payable on all outstanding debt securities of any series; or

•                  we have delivered to the trustee for cancellation all outstanding debt securities of any series; or

•                  all the outstanding debt securities of the series that have not been delivered to the trustee for cancellation have become or will become due and payable within one year and we have made arrangements satisfactory to the trustee for the giving of notice of redemption by the trustee in our name; and

•                  we have deposited with the trustee sufficient funds to pay and discharge the entire indebtedness on the series of debt securities to pay principal and interest, if any, and paid all other sums payable under the indenture.

We may legally release ourselves from any payment or other obligations on the debt securities, except for various obligations described below, if we, in addition to other actions, put in place the following arrangements for the security holder:

•                  we must deposit in trust for the security holder’s benefit and the benefit of all other direct holders of the debt securities a combination of money and government obligations that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates; and

•                  we must deliver to the trustee a legal opinion of our counsel to the effect that the holders of the debt securities of that series will not recognize gain or loss for US federal income tax purposes as a result of the defeasance and will be subject to the same US federal income tax as would be the case if the defeasance did not occur.

However, even if we take these actions, a number of our obligations relating to the debt securities will remain. These include the following obligations:

•                  to register the transfer and exchange of debt securities and our right of optional redemption, if any;

•                  to replace mutilated, defaced, destroyed, lost or stolen debt securities;

•                  to pay principal and interest, if any, on the original stated due dates and any remaining rights of the holders to receive sinking fund payments, if any, from funds deposited with the trustee;

•                  immunities of the trustee; and

•                  to hold money for payment in trust.

Government obligation means securities that are:

•                  direct obligations of the US or any foreign government of a sovereign state for the payment of which is pledged by the full faith and credit of the US or such foreign government; or

•                  obligations of an entity controlled or supervised by and acting as an agency or instrumentality of the US or any foreign government of a sovereign state the payment of which is unconditionally guaranteed as a full faith and credit obligation of the US or such foreign government;

and are not callable or redeemable at the option of the issuer. Government obligation also includes:

•                  a depositary receipt issued by a bank or trust company as custodian for these government obligations, or specific payment of interest on or principal of these government obligations, held by such custodian for the account of the holder of a depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deductions from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of these government obligations, or the specific payment of interest on or principal of these government obligations, evidenced by such depositary receipt.

Notices

We and the trustee will send notices only to direct holders, using their addresses registered in the trustee’s records.

Regardless of who acts as paying agent, all money that we pay to a paying agent that remains unclaimed at the end of two years after the amount is due to direct holders of debt securities will be repaid to us. After that two-year period, the security holder may look only to us for payment and not to the trustee, any other paying agent or anyone else.

Governing Law

The debt securities and the indenture will be governed by and construed in accordance with the laws of the State of New York.

Concerning the Trustee

The Bank of New York Mellon acts as the trustee with respect to certain debt securities of certain of our subsidiaries.

If an event of default occurs, or an event occurs that would be an event of default if the requirements for either giving us notice or our default having to exist for a specified time period were disregarded, the trustee may be considered to have a conflicting interest with respect to the debt securities or the indenture for purposes of the Trust Indenture Act of 1939. In that case, the trustee may be required to resign as trustee under the applicable indenture and we would be required to appoint a successor trustee.

E.            6.450% Notes due 2037

Prospectus Supplement:

DESCRIPTION OF NOTES

General

We offered $2,750,000,000 initial aggregate principal amount of 6.45% Notes due 2037 (the “2037 Notes”or the “Fixed Rate Notes” or the “notes”). The notes are governed by New York law.

The notes are unsecured, unsubordinated indebtedness of AstraZeneca PLC and rank equally with all of AstraZeneca PLC’s other unsecured and unsubordinated indebtedness.

There is no sinking fund for any series of notes. We have listed the notes on the New York Stock Exchange.

Interest Payments and Maturity

For purposes of the description below, “business day” means a London business day on which commercial banks and foreign exchange markets are generally open to settle payments in New York. “London business day” means any day on which dealings in deposits in US dollars are transacted in the London interbank market.

Fixed Rate Notes

Maturity. The principal amount of the 2037 Notes will mature and become due and payable, together with any accrued and unpaid interest, on September 15, 2012, September 15, 2017 and September 15, 2037, respectively.

Interest Rate. The 2037 Notes will bear interest from their respective original issue date until their principal amount is paid or made available for payment, at a rate equal to 6.45% per annum, respectively, calculated on the basis of a 360-day year and twelve 30-day months.

Interest Payment Dates. Interest on the Fixed Rate Notes will be paid semi-annually in arrears on September 15 and March 15 of each year, commencing March 15, 2008 (each a “Fixed Rate Interest Payment Date”). However, if a Fixed Rate Interest Payment Date would fall on a day that is not a business day, the Fixed Rate Interest Payment Date will be postponed to the next succeeding day that is a business day, but no additional interest shall be paid unless we fail to make payment on such date.

Interest Periods. The first interest period for the Fixed Rate Notes will be the period from and including the Issue date to but excluding the first Fixed Rate Interest Payment Date. Thereafter, the interest periods for the Fixed Rate Notes will be the periods from and including the Fixed Rate Interest Payment Dates to but excluding the immediately succeeding Fixed Rate Interest Payment Date (together with the first interest period, each a “Fixed Rate Interest Period”). The final Fixed Rate Interest Period will be the period from and including the Fixed Rate Interest Payment Date immediately preceding the maturity date to the maturity date.

Redemption

As explained below, under certain circumstances we may redeem the notes before they mature. This means that we may repay them early. The security holder has no right to require us to redeem the notes. Notes will stop bearing interest on the redemption date, even if the security holder does not collect his or her money. We will give notice to DTC of any redemption we propose to make at least 30 days, but no more than 60 days, before the redemption date. Notice by DTC to participating institutions and by these participants to street name holders of indirect interests in the notes will be made according to arrangements among them and may be subject to statutory or regulatory requirements.

Optional Redemption

Fixed Rate Notes

We may redeem the Fixed Rate Notes, in whole or in part, at any time and from time to time at a redemption price equal to the greater of (i) 100% of the principal amount of the Fixed Rate Notes, and (ii) as determined by the quotation agent, the sum of the present values of the remaining scheduled payments of principal and interest of the Fixed Rate Notes to be redeemed (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus the Make-Whole Spread (as set forth below) plus, in each case, accrued interest thereon to the date of redemption. In connection with such optional redemption, the following defined terms apply:

•                  “Treasury rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the comparable treasury issue, assuming a price for the comparable treasury issue (expressed as a percentage of its principal amount) equal to the comparable treasury price for such redemption date.

•                  “Comparable treasury issue” means the United States Treasury security selected by the quotation agent as having a maturity comparable to the remaining term of the applicable series of Fixed Rate Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such series of Fixed Rate Notes.

•                  “Comparable treasury price” means, with respect to any redemption date, (i) the average of the reference treasury dealer quotations for such redemption date, after excluding the highest and lowest such reference treasury dealer quotations, or (ii) if the trustee obtains fewer than three such reference treasury dealer quotations, the average of all such quotations.

•                  “Quotation agent” means the reference treasury dealer appointed by us.

•                  “Reference treasury dealer” means (i) each of Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., HSBC Securities (USA), and J.P. Morgan Securities Inc., and their respective successors; provided, however, that if the foregoing shall cease to be a primary US government securities dealer in New York City (a “primary treasury dealer”), we shall substitute therefor another primary treasury dealer; and (ii) any other primary treasury dealer selected by us.

•                  “Reference treasury dealer quotations” means, with respect to each reference treasury dealer and any redemption date, the average, as determined by the quotation agent, of the bid and asked prices for the comparable treasury issue (expressed in each case as a percentage of its principal amount) quoted in writing to the trustee by such reference treasury dealer at 5:00 p.m., Eastern Standard Time, on the third business day preceding such redemption date.

•                  “Make-Whole Spread” means 30 basis points.

Optional Tax Redemption

In the event of various tax law changes after the date of this prospectus supplement and other limited circumstances that require us to pay additional amounts, as described in the Base Prospectus under “Description of Debt Securities — Payment of Additional Amounts”, we may redeem the notes for redemption at a price equal to 100% of the principal amount of the notes plus accrued interest to the date of redemption. This means we may repay the notes early. We discuss our ability to redeem the notes in greater detail under “Description of Debt Securities — Optional Tax Redemption”.

Repurchase upon Change of Control Repurchase Event

If a Change of Control Repurchase Event (as defined below) occurs with respect to the notes, unless the notes are otherwise subject to redemption as described under “— Redemption” above and we have elected to exercise our right to redeem such notes, we will make an offer to each holder of notes to repurchase all or any part (in integral multiples of $1,000) of that holder’s notes  at a repurchase price in cash equal to 101% of the aggregate principal amount of notes repurchased plus any accrued and unpaid interest on the notes repurchased to the date of repurchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control (as defined below), but after the public announcement of an impending Change of Control, we will mail a notice to each holder, with a copy to the trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to repurchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

We will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the notes by virtue of such conflict.

On the Change of Control Repurchase Event payment date, we will, to the extent lawful:

•                  accept for payment all notes or portions of notes (in integral multiples of $1,000) properly tendered pursuant to our offer;

•                  deposit with the trustee an amount equal to the aggregate repurchase price in respect of all notes or portions of notes properly tendered; and

•                  deliver or cause to be delivered to the trustee the notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of notes being purchased by us.

The trustee will promptly mail to each holder of notes properly tendered the repurchase price for the notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new note equal in principal amount to any unpurchased portion of any notes surrendered; provided, that each new note will be in a principal amount of $1,000 or an integral multiple of $1,000 in excess thereof.

We will not be required to make an offer to repurchase the notes upon Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by us, and such third party purchases all notes properly tendered and not withdrawn under its offer.

Definitions

“Below Investment Grade Rating Event” means the notes  are rated below Investment Grade by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of AstraZeneca PLC and its subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than AstraZeneca PLC or one of its subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of Astra Zeneca PLC’s Voting Stock; or (3) the first day on which a majority of the members of AstraZeneca PLC’s Board of Directors are not Continuing Directors.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of AstraZeneca PLC who (1) was a member of such Board of Directors on the date of the issuance of the notes; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB– or better by S&P (or its equivalent under any successor rating categories of S&P); or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by us.

“Moody’s” means Moody’s Investors Service Inc.

“Rating Agency” means (1) each of Moody’s and S&P; and (2) if any of Moody’s or S&P ceases to rate the notes or fails to make a rating of the notes publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by us as a replacement agency for Moody’s or S&P, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of McGraw-Hill, Inc.

“Voting Stock” means AstraZeneca PLC’s issued ordinary share capital.

Further Issuances

We may, without the consent of the holders of notes, issue additional notes having the same ranking and same interest rate, maturity date, redemption terms and other terms as the notes described in this prospectus supplement. Any such additional notes, together with the notes offered by this prospectus supplement, will constitute a single series of securities under the Indenture. There is no limitation on the amount of notes or other debt securities that we may issue under such indenture.

We may offer additional notes of with OID for US federal income tax purposes as part of a further issue. Purchasers of notes after the date of any further issue will not be able to differentiate between notes sold as part of such further issue and previously issued notes. If we were to issue additional notes with OID, purchasers of notes after such further issue may be required to accrue OID (or greater amounts of OID than they would otherwise have accrued) with respect to their notes. This may affect the price of outstanding notes following a further issue. Purchasers are advised to consult legal counsel with respect to the implications of any future decision by us to undertake a further issue of notes of any series with OID.

Form, Denomination, Clearance and Settlement

We will issue the notes in fully registered form. The notes will be represented by one or more global securities registered in the name of a nominee of DTC. The security holder will hold beneficial interests in the notes through DTC in book-entry form. The notes will be issued in minimum denominations of $1,000 and in integral multiples of $1,000. The underwriters expect to deliver the notes through the facilities of DTC on September 12, 2007. Indirect holders trading their beneficial interests in the notes through DTC must trade in DTC’s same-day funds settlement system and pay in immediately available funds. Secondary market trading through Euroclear and Clearstream,

Luxembourg will occur in the ordinary way following the applicable rules and operating procedures of Euroclear and Clearstream, Luxembourg.

Payment of principal of and interest on the notes, so long as the notes are represented by global securities, as discussed below, will be made in immediately available funds. Beneficial interests in the global securities will trade in the same-day funds settlement system of DTC, and secondary market trading activity in such interests will therefore settle in same-day funds.

Payment of Additional Amounts

For more information on additional amounts and the situations in which AstraZeneca PLC may be required to pay additional amounts, see “Description of Debt Securities — Payment of Additional Amounts” in the Base Prospectus below.

Defeasance and Discharge

We may release ourselves from any payment or other obligations on the notes as described under “Description of Debt Securities — Satisfaction, Discharge and Defeasance” in the Base Prospectus.

Paying Agent and Calculation Agent

The principal corporate trust office of the trustee in The City of New York is designated as the principal paying agent. See “— Trustee” immediately below. We may at any time designate additional paying agents or rescind the designation of paying agents or approve a change in the office through which any paying agent acts.

Trustee

As a result of the transfer of JPMorgan Chase Bank’s corporate trust business to The Bank of New York effective October 1, 2006, The Bank of New York is the trustee under the Indenture. The trustee’s address is The Bank of New York, Corporate Trust Office, 101 Barclay Street, New York, NY 10286. The trustee will also serve as the principal paying agent for the notes. See “— Paying Agent and Calculation Agent” immediately above.

Base Prospectus:

DESCRIPTION OF DEBT SECURITIES

We may issue debt securities using this prospectus. As required by US federal law for all publicly offered corporate bonds and notes, the debt securities are governed by a document called an indenture. The indenture relating to the debt securities issued by us is a contract, dated as of April 1, 2004, between AstraZeneca PLC and JPMorgan Chase Bank, as trustee. As a result of the transfer of JPMorgan Chase Bank’s corporate trust business to The Bank of New York effective October 1, 2006, The Bank of New York is the trustee under the indenture. See “— The Trustee” below.

In this description “the security holder” means direct holders and not street name or other indirect holders of securities. Indirect holders should read the section “Legal Ownership — Street Names and Other Indirect Holders” in the Base Prospectus.

General

This section summarizes the material provisions of the indenture and the debt securities. Because it is a summary, it does not describe every aspect of the indenture or the debt securities. This summary is subject to and qualified in its entirety by reference to all of the indenture provisions, including some of the terms used and defined in the indenture. We describe the meaning of only the more important terms in this prospectus. We also include references in parentheses to some sections of the indenture. Whenever we refer to particular sections or defined terms of the indenture in this prospectus or in the prospectus supplement, those sections or defined terms are incorporated by reference here or in the prospectus supplement. This summary is also subject to and qualified by reference to the description of the particular terms of the security holder’s series of debt securities described in the prospectus supplement.

The indenture and its associated documents contain the full legal text of the matters described in this section. The indenture and the debt securities are governed by New York law. The indenture is an exhibit incorporated by reference into this prospectus.

The debt securities are unsecured obligations of AstraZeneca PLC. The debt securities will rank equally in right of payment with all of our other unsecured and unsubordinated indebtedness except for indebtedness that is preferred under applicable law.

The Trustee

The Bank of New York (as successor trustee to JPMorgan Chase Bank) is the trustee under the indenture. As trustee, it has two main roles:

•                  first, it can enforce the security holder’s rights against us if we default on debt securities issued under the indenture. There are some limitations on the extent to which the trustee may act on the security holder’s behalf, described under “Defaults and Related Matters — Remedies if an event of default occurs” below; and

•                  second, the trustee performs administrative duties for us, such as sending the security holder interest payments and notices.

Types of Debt Securities

The indenture does not limit the amount of debt securities that we can issue. It provides that debt securities may be issued in one or more series up to the aggregate principal amount as we authorize from time to time. All debt securities of one series need not be issued at the same time and we may reopen any series, without the consent of a holder of that series, to issue additional debt securities of the same series.

The prospectus supplement relating to a series of debt securities will describe the following terms of the series:

•                  the title of the series of debt securities;

•                  the aggregate principal amount of debt securities and any limit on the aggregate principal amount of the series of debt securities;

•                  any stock exchange on which we will list the debt securities;

•                  the date or dates on which we will repay the principal amount of the series of debt securities or the method by which the date or dates will be determined;

•                  any rate or rates at which the series of debt securities will bear interest or the method by which the interest rate or rates will be determined;

•                  the date or dates from which any interest on the series of debt securities will accrue, the dates on which interest will be payable and the record dates for interest payments or the method by which such date or dates will be determined and the method by which interest will be calculated if different to a 360-day year of twelve 30-day months;

•                  the place or places where the principal and any interest on debt securities will be payable if other than the corporate trust office of the trustee in New York, New York;

•                  the price or prices at which, the period or periods within which, the currency or currencies, currency unit or composite currency in which, and the terms and conditions upon which we may redeem the series of debt securities in whole or in part;

•                  any right or obligation to redeem, repay or purchase the debt securities as a result of any sinking fund or similar provisions, or at the option of the holder of the debt securities and the period or periods within which, the price or prices at which and every other terms and conditions upon which the debt securities will be redeemed, repaid or purchased;

•                  the denominations in which debt securities of the series are issuable, if other than denominations of $1,000 and any multiple of $1,000;

•                  the portion of the principal amount of the series of debt securities payable if an acceleration of the maturity of the debt securities is declared, if other than the principal amount;

•                  the currency, including any composite currency, of payment of the principal, premium, if any, and interest on the series of debt securities if other than US dollars;

•                  whether we or a holder of debt securities may elect to have the principal, premium, if any, or interest on the series of debt securities paid in a currency or composite currency other than the currency in which the debt securities are stated to be payable, and if so, any election period and the terms and conditions governing such an election;

•                  whether we will be required to pay additional amounts for withholding taxes or other governmental charges and, if applicable, a related right to an optional tax redemption for such a series;

•                  any index used to determine the amount of payment of principal, premium, if any, and interest on the series of debt securities and how these amounts will be determined if they are not fixed when the debt securities are issued;

•                  the forms of the series of debt securities;

•                  the applicability of the provisions described later under “— Satisfaction, Discharge and Defeasance”;

•                  any authenticating or paying agents, transfer agents or registrars or any other agents acting in connection with the debt securities other than the trustee;

•                  if applicable, a discussion of any additional material US federal income and UK tax considerations; and

•                  any other special features of the series of debt securities.

We may issue the debt securities as original issue discount securities, which are debt securities offered and sold at a substantial discount to their stated principal amount.

Overview of the Remainder of this Description

The remainder of this description summarizes:

•                  Additional mechanics relevant to the debt securities under normal circumstances, such as how the security holder transfers ownership and where we make payments.

•                  The security holder’s right to receive payment of additional amounts due to changes in the tax withholding requirements of various jurisdictions.

•                  The security holder’s rights under several special situations, such as if we merge with another company or if we want to redeem the debt securities for tax reasons.

•                  Covenants contained in the indenture that restrict our ability to incur liens and undertake sale and leaseback transactions. A particular series of debt securities may have different covenants.

•                  The security holder’s rights if we default.

•                  The security holder’s rights if we want to modify the indenture.

•                  Our relationship with the trustee.

Additional Mechanics

Exchange and Transfer

Unless otherwise stated in the prospectus supplement, the debt securities will be issued only in fully registered form without interest coupons in denominations of $1,000 or whole multiples of $1,000. The security holder may have his or her debt securities broken into more debt securities of smaller $1,000 denominations or combined into fewer debt securities of larger $1,000 denominations, as long as the total principal amount is not changed. This is called an exchange.

The security holder may exchange or transfer registered debt securities at the office of the trustee. The trustee acts as our agent for registering debt securities in the names of holders and for transferring registered debt securities. We may change this appointment to another entity or perform the service ourselves. The entity performing the role of maintaining the list of registered holders is called the security registrar. It will also register transfers of the registered debt securities.

The security holder may not exchange his or her registered debt securities for bearer securities.

There will be no service charge for any exchange or registration of transfer of the debt securities, but we may require payment of an amount sufficient to cover any tax or other governmental charge imposed in connection with any exchange or registration of transfer.

The transfer or exchange of a registered debt security may be made only if the security registrar is satisfied with the security holder’s proof of ownership.

If the debt securities are redeemable and we redeem less than all of the debt securities of a particular series, we may block the transfer or exchange of debt securities during a specified period of time in order to freeze the list of holders to prepare the mailing. The period begins 15 days before the day we first mail the notice of redemption and ends on the day of that mailing. We may also refuse to register transfers or exchanges of debt securities selected or called for redemption. However, we will continue to permit transfers and exchanges of the unredeemed portion of any security being partially redeemed.

Payment and Paying Agents

We will pay interest to the security holder if he or she is a direct holder of debt securities at the close of business on a particular day in advance of each due date for interest, even if the security holder no longer owns the security on the interest due date. That particular day, usually about two weeks in advance of the interest due date, is called the record date and is stated in the prospectus supplement.

Unless otherwise specified in the prospectus supplement, we will pay interest, principal and any other money due on debt securities in registered form at the corporate trust office of The Bank of New York (as successor paying agent to JPMorgan Chase Bank) in the Borough of Manhattan, The City and State of New York as paying agent for the debt securities. That office is located at The Bank of New York, 101 Barclay Street, New York, New York 10286. At our option, we may pay interest on any debt securities by check mailed to the registered holders.

Some of the debt securities may be denominated, and payments may be made, in currencies other than US dollars or in composite currencies. A summary of any special considerations which apply to these debt securities is in the applicable prospectus supplement.

Street name and other indirect holders should consult their banks or brokers for information on how they will receive payments.

We may arrange for additional payment offices, or may cancel or change these offices, including our use of the trustee’s corporate trust office. These offices are called paying agents. We may also choose to act as our own paying agent, but must always maintain a paying agency in the Borough of Manhattan, The City and State of New York.

Whenever there are changes in the paying agents for any particular series of debt securities we must notify the trustee.

Payment of Additional Amounts

We agree that any amounts to be paid by us under any series of debt securities of principal, premium and interest in respect of the debt securities will be paid without deduction or withholding for, any and all present and future taxes, levies, duties, assessments, imposts or other governmental charges of whatever nature imposed, assessed, levied or collected by or for the account of the government of any jurisdiction in which we are resident for tax purposes (at the time of the issuance, the UK) or any political subdivision or taxing authority of such jurisdiction, unless such withholding or deduction is required by law. If such deduction or withholding is at anytime required, we will (subject to compliance by the security holder with any relevant administrative requirements) pay the security holder additional amounts as will result in the security holder’s receipt of such amounts as the security holder would have received had no such withholding or deduction been required.

The indenture provides that we will not have to pay additional amounts in certain specified circumstances, and that those circumstances may be modified or supplemented for different series of debt securities. Unless the prospectus supplement for a series of debt securities provides otherwise, debt securities issued using this prospectus will provide that we will not have to pay additional amounts if:

•                  the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for the holder’s connection to the jurisdiction in which we are resident for tax purposes, other than by merely holding the debt security or by receiving principal, premium, if any, or interest, if any, on the debt security, or enforcing the debt security. These connections include where the holder or related party:

•                  is or has been a domiciliary, national or resident of such jurisdiction;

•                  is or has been engaged in a trade or business in such jurisdiction;

•                  has or had a permanent establishment in such jurisdiction; or

•                  is or has been physically present in such jurisdiction.

•                  the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for presentation of the debt security for payment, if presentation is required, more than 30 days after the security became due or payment was provided for;

•                  the tax, levy, impost or other governmental charge is an estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

•                  the tax, levy, impost or other governmental charge is payable in a manner that does not involve deduction or withholding from payments on or in respect of the relevant debt security;

•                  the tax, levy, impost or other governmental charge would not have been imposed or withheld but for the failure of the holder or beneficial owner to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with any jurisdiction in which we are resident for tax purposes, as required by any treaty, statute, regulation or administrative practice of such jurisdiction as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

•                  the tax, levy, impost or other governmental charge is imposed on a payment to or for an individual and is required to be made pursuant to the European Union Directive 2003/48/EC on the taxation of savings or any other directive implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000 or any law implementing or complying with, or introduced in order to conform to, such Directive;

•                  the holder would have been able to avoid such withholding or deduction by authorizing the paying agent to report information in accordance with the procedure laid down by the relevant tax authority or by producing, in the form required by the relevant tax authority, a declarative, claim, certificate, document or other evidence establishing exemption therefrom;

•                  the holder would have been able to avoid such withholding or deduction by presenting the relevant debt security to another paying agent in a Member State of the EU or elsewhere; and

•                  the holder of the debt security is a fiduciary, partnership or a person other than the sole beneficial owner of any payment that would be required, by the laws of the jurisdiction in which we are resident for tax purposes, to be included in income, for tax purposes, of a beneficiary or settlor with respect to the fiduciary, a member of that partnership or a beneficial owner who would not have been entitled to the additional amounts had that beneficiary, settlor, partner or beneficial owner been the holder.

Mergers and Similar Events

We are generally permitted to consolidate or merge with another company or other entity that is organized under the laws of the United Kingdom, the United States or any other country which is a member of the Organization for Economic Cooperation and Development. We are also generally permitted to sell or convey our property as an entirety or substantially as an entirety to such other entity. Our ability to take some of these actions is restricted in the following ways:

•                  any entity succeeding us must assume our obligations in relation to the debt securities and under the indenture;

•                  if the succeeding entity is not organized under the laws of the United Kingdom or a State of the United States, the succeeding entity’s assumption of our obligations in relation to the debt securities and under the indenture must include the obligation to pay any additional amounts as described under “— Payment of Additional Amounts”.

It is possible that the merger, sale, or lease of all or substantially all of our assets would cause a principal property of ours or of a restricted subsidiary of ours or shares of stock or indebtedness of any of our restricted subsidiaries to become subject to a lien giving other lenders preferential rights in that property over holders of debt securities. We have promised to limit these preferential rights on our property, called liens, as discussed under “— Limitation on Liens”. If a merger or other transaction would create any impermissible liens on our property, we must grant an equivalent or higher-ranking lien on the same property to the security holder and the other direct holders of the debt securities.

Optional Tax Redemption

We have the option to redeem the debt securities in the two situations described below. The redemption price for the debt securities, other than original issue discount debt securities, will be equal to the principal amount of the debt securities being redeemed plus accrued interest and any additional amounts due on the date fixed for redemption. The redemption price for original issue discount debt securities will be specified in the applicable prospectus supplement. We must give the security holder between 30 and 60 days’ notice before redeeming the debt securities.

The first situation is where, as a result of a change or amendment to any law or related regulation or ruling of the jurisdiction in which we are resident for tax purposes, or any change in an application or interpretation of such laws, regulations or rulings, or any change in application or interpretation of, or any execution of an amendment to, any treaty, we would have to pay additional amounts as described under “— Payment of Additional Amounts”.

This first situation applies only in the case of changes, amendments, applications, interpretations or executions that occur on or after the date specified in the prospectus supplement for the applicable series of debt securities. If we are succeeded by another entity, the applicable jurisdiction will be the jurisdiction in which such successor is resident for tax purposes, rather than the jurisdiction in which we are resident for tax purposes, and the applicable date will be the date such entity became successor, rather than the date specified in the prospectus supplement.

The second situation is where our independent legal adviser has advised us that, as a result of action taken by a taxation authority of, or any action brought in a court of competent jurisdiction in, the jurisdiction in which we are resident for tax purposes, after the date specified in the prospectus supplement for the applicable series of debt securities, we would have to pay additional amounts as described under “— Payment of Additional Amounts” and the payment of such additional amounts cannot be avoided by the use of reasonable measures available to us. If we are succeeded by another entity, the applicable jurisdiction will be the jurisdiction in which such successor is resident for tax purposes, rather than the jurisdiction in which we are resident for tax purposes and the applicable date will be the date such entity became our successor.

Covenants

Limitation on Liens

Some of our property and the property of our subsidiaries may be subject to a mortgage, pledge, assignment, charge or other legal mechanism that gives a lender preferential rights in that property over other lenders, including the security holder and the other direct holders of the debt securities, or over our general creditors if we fail to repay them. These preferential rights are generally called liens.

We undertake that we and certain of our subsidiaries, which we refer to as “restricted subsidiaries”, will not become obligated on any new debt for borrowed money that is secured by a lien on any principal property or on any shares of stock or indebtedness of any of our restricted subsidiaries unless we grant an equivalent or higher-ranking lien on the same property to the security holder and the other direct holders of the debt securities.

•                  Restricted subsidiary means any wholly-owned subsidiary:

•                  with substantially all of its property located within the UK or the US; and

•                  which owns a principal property;

but does not include any wholly-owned subsidiary principally engaged in leasing or in financing installment receivables or principally engaged in financing the operations of us and our consolidated subsidiaries.

•                  A wholly-owned subsidiary means any corporation in which control, directly or indirectly, of all of the stock with ordinary voting power to elect the board of directors of that corporation is owned by us, or by one or more of our wholly-owned subsidiaries or by us and one or more of our wholly-owned subsidiaries.

•                  A subsidiary, with respect to any person, is any corporation in which that person owns or controls directly or indirectly at least a majority of stock with ordinary voting power to elect a majority of the board of directors.

•                  Principal property means any manufacturing plant or facility or any research facility owned by us or any restricted subsidiary. A principal property must also be located within the UK or the US and have a gross book value (before deducting any depreciation reserve) exceeding 2% of our consolidated net tangible assets. Principal property does not include:

•                  any plant or facility or research facility which in the opinion of our board of directors is not materially important to the total business conducted by us and our subsidiaries; or

•                  any portion of a property described above which, in the opinion of our board of directors, is not materially important to the use or operation of the property.

We do not need to comply with this restriction if the amount of all debt that would be secured by liens on our principal properties and the shares of stock or indebtedness of our restricted subsidiaries is no more than 15% of our consolidated net tangible assets.

•                  Our consolidated net tangible assets mean AstraZeneca PLC’s consolidated total assets, after deducting:

•                  all liabilities due within one year (other than short-term borrowings and long-term debt due within one year); and

•                  all goodwill, trade names, trademarks, patents and other similar types of intangible assets as shown on the audited consolidated balance sheet contained in the latest annual report to our shareholders.

This restriction on liens does not apply to debt secured by a number of different types of liens. These types of liens include the following:

•                  any lien on property, shares of stock or indebtedness of any corporation existing at the time the corporation becomes a restricted subsidiary;

•                  any lien on property or shares of stock existing at the time of acquisition of that property or those shares of stock, or to secure the payment of all or any part of the purchase price of that property or those shares of stock, or to secure any debt incurred before, at the time of, or within twelve months after, in the case of shares of stock, the acquisition of the shares of stock and, in the case of property, the later of the acquisition, completion of construction (including any improvements on an existing property) or commencement of the commercial operation of the property, where the debt is incurred to finance all or any part of the purchase price;

•                  any lien securing debt owed to us or to any of our restricted subsidiaries by us or any of our restricted subsidiaries;

•                  any lien existing at the date of the indenture;

•                  any lien on a principal property to secure debt incurred to finance all or part of the cost of improving, constructing, altering or repairing any building, equipment or facilities or of any other improvements on all or any part of that principal property, if the debt is incurred before, during, or within twelve months after completing the improvement, construction, alteration or repair;

•                  any lien on property owned or held by any corporation or on shares of stock or indebtedness of any corporation, where the lien existed either at the time the corporation is merged, consolidated or amalgamated with either us or a restricted subsidiary or at the time of a sale, lease or other disposition of all or substantially all of the property of a corporation to us or a restricted subsidiary;

•                  any lien arising by operation of law and not securing amounts more than 90 days overdue or otherwise being contested in good faith;

•                  any lien arising by operation of law over any credit balance or cash held in any account with a financial institution;

•                  any rights of financial institutions to offset credit balances in connection with the operation of cash management programs established for our benefit and/or the benefit of any restricted subsidiary;

•                  any lien incurred or deposits made in the ordinary course of business, including but not limited to:

•                  any mechanics’, materialmen’s, carriers’, workmen’s, vendors’ or other similar liens;

•                  any liens securing amounts in connection with workers’ compensation, unemployment insurance and other types of social security; and

•                  any easements, rights-of-way, restrictions and other similar charges;

•                  any liens incurred or deposits made securing the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, government contracts, performance and return of money bonds and other obligations of a similar nature incurred in the ordinary course of business;

•                  any lien securing taxes or assessments or other applicable governmental charges or levies;

•                  any extension, renewal or replacement or successive extensions, renewals or replacements, in whole or in part, of any lien included in the preceding paragraphs or of any of the debt secured under the preceding paragraphs, so long as the principal amount of debt secured does not exceed the principal amount of debt secured at the time of the extension, renewal or replacement, and that the extension, renewal or replacement lien is limited to all or any part of the same property or shares of stock that secured the lien extended, renewed or replaced (including improvements on that property), or property received or shares of stock issued in substitution or exchange; and

•                  any lien in favor of us or any subsidiary of ours.

The following types of transactions will not be deemed to create debt secured by a lien and, therefore, will also not be subject to the restriction on liens:

•                  any liens on property of ours or a restricted subsidiary in favor of the US or any State of the US, or the UK, or any other country, or any political subdivision of, or any department, agency or instrumentality of, these countries or states, to secure partial, progress, advance or other payments under provisions of any contract or statute including, but not limited to, liens to secure debt of pollution control or industrial revenue bond type, or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or cost of construction of the property subject to these liens.

Limitation on Sale and Lease-Back Transactions

Neither we nor any of our restricted subsidiaries will enter into any sale and lease-back transaction involving a principal property without complying with this covenant.

A sale and lease-back transaction is an arrangement between us or a restricted subsidiary and any person in which we or the restricted subsidiary leases back for a term of more than three years a principal property that we or the restricted subsidiary has sold or transferred to that person.

We and our restricted subsidiaries may enter into sale and lease-back transactions provided that the total amount of attributable debt attributable to all sale and lease-back transactions plus other debt of ours or any of our restricted subsidiaries that is secured by liens (but excluding debt secured by liens on property that we or a restricted subsidiary would be entitled to incur, assume or guarantee without equally and ratably securing the debt securities offered by this prospectus as described under “— Limitation on Liens” above) does not exceed 15% of consolidated net tangible assets.

This restriction does not apply to any sale and lease-back transaction if:

•                  we or the restricted subsidiary seeking to enter into the sale and lease-back could incur, assume or guarantee debt secured by a lien on the principal property to be leased without equally and ratably securing the debt securities offered by this prospectus as a result of one or more of the exceptions to the limitation on liens as described under “— Limitation on Liens” above;

•                  within twelve months before or after the sale or transfer, regardless of whether the sale or transfer may have been made by us or a restricted subsidiary, we apply, an amount equal to the net proceeds of the sale or transfer (in the case of a sale or transfer for cash), or an amount equal to the fair value of the principal property so leased at the time of entering into the sale or transfer as determined by our board of directors (in the case of a sale or transfer otherwise than for cash), to

•                  the retirement of indebtedness for money borrowed, incurred or assumed by us or any restricted subsidiary which matures at, or is extendible or renewable at the option of the obligor to, a date more than twelve months after the date of incurring, assuming or guaranteeing such debt, or

•                  investment in any principal property or principal properties.

This restriction on sale and lease-back transactions also does not apply to any transaction between us and a restricted subsidiary, or between restricted subsidiaries.

Attributable debt means the present value (discounted at a rate equal to the weighted average of the rate of interest on all securities then issued and outstanding under the indenture, compounded semi-annually) of our or a restricted subsidiary’s obligation for rental payments for the remaining term of any lease in a sale and lease-back transaction.

Default and Related Matters

Events of Default

A holder of debt securities of a particular series will have special rights if any event of default occurs with respect to that series and is not cured, as described later in this subsection.

What is an event of default? An event of default means any of the following:

•                  Interest — default for 30 days in the payment of any installment of interest on the series of debt securities;

•                  Principal — default in the payment of all or any part of the principal of the series of debt securities when such principal becomes due and payable either at maturity, upon redemption, by acceleration or otherwise;

•                  Sinking Fund Installment — default in the payment of any sinking fund installment as and when such installment becomes due and payable by the specific terms of the series of debt securities or beyond any period of grace;

•                  Covenant — breach or default by us in the performance of a covenant or warranty in respect of the debt securities of the relevant series which has not been remedied for ninety days after we receive written notice of the default from the trustee or we and the trustee receive written notice of the default from the holders of at least 25% of the principal amount of the debt securities of all affected series;

•                  Bankruptcy — certain events of bankruptcy, insolvency or reorganization affecting us; or

•                  Other — any other event of default provided in any supplemental indenture or resolution of our board of directors under which a particular series is issued or in the form of security for such series.

No event of default described in the provisions above with respect to a particular series of debt securities will necessarily constitute an event of default with respect to any other series of debt securities and the events of default for any specific series may be modified as described in the applicable prospectus supplement.

Remedies if an event of default occurs. If an event of default, other than a “Bankruptcy” default, has occurred (but only if, in the case of a “Covenant” default, the default has occurred for less than all series of debt securities then issued under the indenture and outstanding) and has not been cured, the trustee or the holders of at least 25% of the principal amount of debt securities of the affected series (each affected series voting as a separate class) may declare the principal amount (or, if the debt securities of a series are original issue discount securities, that portion of the principal amount as may be specified in the terms of that series) of all the debt securities of that series, together with any accrued interest, to be due and payable immediately. If an event of default has occurred under “Covenant” default with respect to all of the series of debt securities then issued under the indenture and outstanding, or under “Bankruptcy” default, and has not been cured, the trustee or the holders of at least 25% of the principal amount of all the debt securities then issued under the indenture and outstanding (treated as one class) may declare the principal (or, if any debt securities are original issue discount securities, that portion of the principal amount as may be specified in the terms of that series) of all debt securities then issued under the indenture and outstanding, together with any accrued interest, to be due and payable immediately. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of at least a majority in principal amount of the debt securities of the affected series or by at least a majority in principal amount of all the debt securities then issued under the indenture and outstanding (voting as one class), as the case may be, if certain conditions are met.

Before a declaration of acceleration of maturity, past “Covenant” defaults that do not affect all series of debt securities then issued under the indenture and outstanding may be waived by the holders of a majority in principal amount of the debt securities then outstanding of each affected series (each such series voting as a separate class). Past “Covenant” defaults that affect all series of debt securities then issued under the indenture and outstanding and past “Bankruptcy” defaults may be waived by the holders of a majority in principal amount of all the debt securities then issued under the indenture and outstanding (treated as one class). Default in the payment of principal of or interest on or any sinking fund installment of debt securities of any series or a covenant or provision of the indenture that cannot be modified or amended without the consent of the holder of each debt security affected may only be modified or amended with the consent of such holder.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability. This protection is called an indemnity. If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may, subject to certain limitations and conditions, direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. These majority holders may also, subject to certain limitations and conditions, direct the trustee in performing any other action under the indenture.

Before the security holder bypasses the trustee and brings his or her own lawsuit or other formal legal action or takes other steps to enforce his or her rights or protects his or her interests relating to the debt securities, the following must occur:

•                  the security holder must give the trustee written notice that an event of default has occurred and remains uncured;

•                  the holders of 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default, and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action; and

•                  the trustee must have not taken action for 60 days after receipt of the above notice and offer of indemnity and the trustee has not received an inconsistent direction from the holders of a majority in principal amount of all outstanding debt securities of the relevant series during that period.

These limitations do not apply to a suit instituted by the security holder for the enforcement of payment of the principal or interest on a debt security on or after the respective due dates.

We will file annually with the trustee on or before March 31 in each year a written statement of certain of our officers certifying that, to their knowledge, we have not defaulted on our covenants under the indenture or else specifying any default that exists.

For any series of debt securities that is a series of original issue discount securities the prospectus supplement will contain provisions for the acceleration of the maturity of a portion of the principal amount of such original issue discount securities.

Modification of the Indenture and Waiver

There are three types of changes we can make to the indenture and any series of the debt securities.

Changes not requiring approval. The first type of change does not require any vote by holders of debt securities. The security holder’s consent is not required to do any of the following:

•                  to transfer or pledge any property or assets to the trustee as security for any series of the debt securities;

•                  to evidence the succession of any successor corporation to us as described under “Mergers and Similar Events” above;

•                  to evidence the succession of any successor trustee under the indenture or to add to or change any provisions of the indenture as necessary to provide for the appointment of an additional trustee or trustees;

•                  to add to our covenants or to add additional events of default for the benefit of the holders of any series of the debt securities;

•                  to cure any ambiguity or to correct or supplement any provision of the indenture that may be defective or inconsistent with any other provision of the indenture; or

•                  to make any other provisions with respect to matters or questions arising under the indenture as our board of directors may deem necessary or desirable and that shall not adversely affect the interests of holders of any series of the debt securities in any material respect.

Changes requiring the approval of a majority of holders. The second type of change to the indenture and the debt securities requires a vote in favor by holders of debt securities owning at least a majority of the principal amount of all series of debt securities then outstanding and affected by such charge (each affected series voting as a separate class). In this manner, any provision of the indenture or any series of debt securities may be changed or eliminated unless the provision relates to a matter that requires the consent of each affected holder as discussed below.

Changes requiring the security holder’s approval. Third, there are changes that cannot be made to the security holder’s debt securities without the specific approval of each affected holder. The security holder’s consent is required before we could do any of the following:

•                  extend the final maturity of a debt security;

•                  reduce the principal amount of a debt security;

•                  reduce the rate or extend the time of payment of any interest on a debt security;

•                  reduce any amount payable on redemption of a debt security;

•                  reduce the amount of principal due and payable upon an acceleration of the maturity or provable in bankruptcy of a debt security issued at an original issue discount;

•                  impair the security holder’s right to sue for payment;

•                  impair any right of repayment at the option of the holder;

•                  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture; or

•                  change in any manner adverse to the holders of the debt securities our obligations relating to the payment of principal and interest, and sinking fund payments.

Satisfaction, Discharge and Defeasance

We may terminate our repayment and obligations on the debt securities, when:

•                  we have paid or caused to be paid the principal of and interest, if any, then due and payable on all outstanding debt securities of any series;

•                  we have delivered to the trustee for cancellation all outstanding debt securities of any series; or

•                  all the outstanding debt securities of the series that have not been delivered to the trustee for cancellation have become or will become due and payable within one year and we have made arrangements satisfactory to the trustee for the giving of notice of redemption by the trustee in our name, and we have deposited with the trustee sufficient funds to pay and discharge the entire indebtedness on the series of debt securities to pay principal and interest, if any.

We may legally release ourselves from any payment or other obligations on the debt securities, except for various obligations described below, if we, in addition to other actions, put in place the following arrangements for the security holder:

•                  we must deposit in trust for the security holder’s benefit and the benefit of all other direct holders of the debt securities a combination of money and government obligations that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates; and

•                  we must deliver to the trustee a legal opinion of our counsel to the effect that the holders of the debt securities of that series will not recognize gain or loss for US federal income tax purposes as a result of the defeasance and will be subject to the same federal income tax as would be the case if the defeasance did not occur.

However, even if we take these actions, a number of our obligations relating to the debt securities will remain. These include the following obligations:

•                  to register the transfer and exchange of debt securities and our right of optional redemption, if any;

•                  to replace mutilated, defaced, destroyed, lost or stolen debt securities;

•                  to pay principal and interest, if any, on the original stated due dates and any remaining rights of the holders to receive sinking fund payments, if any, from funds deposited with the trustee;

•                  immunities of the trustee; and

•                  to hold money for payment in trust.

Government obligation means securities that are:

•                  direct obligations of the US or any foreign government of a sovereign state for the payment of which is pledged by the full faith and credit of the US or such foreign government; or

•                  obligations of an entity controlled or supervised by and acting as an agency or instrumentality of the US or any foreign government of a sovereign state the payment of which is unconditionally guaranteed as a full faith and credit obligation of the US or such foreign government;

and are not callable or redeemable at the option of the issuer. Government obligation also includes:

•                  a depositary receipt issued by a bank or trust company as custodian for these government obligations, or specific payment of interest on or principal of these government obligations, held by such custodian for the account of the holder of a depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deductions from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of these government obligations, or the specific payment of interest on or principal of these government obligations, evidenced by such depositary receipt.

Notices

We and the trustee will send notices only to direct holders, using their addresses registered in the trustee’s records.

Regardless of who acts as paying agent, all money that we pay to a paying agent that remains unclaimed at the end of two years after the amount is due to direct holders of debt securities will be repaid to us. After that two-year period, the security holder may look only to us for payment and not to the trustee, any other paying agent or anyone else.

Governing Law

The debt securities and the indenture will be governed by and construed in accordance with the laws of the State of New York.

Concerning the Trustee

The Bank of New York acts as the trustee with respect to certain debt securities of certain of our subsidiaries.

If an event of default occurs, or an event occurs that would be an event of default if the requirements for either giving us notice or our default having to exist for a specified time period were disregarded, the trustee may be considered to have a conflicting interest with respect to the debt securities or the indenture for purposes of the Trust

Indenture Act of 1939. In that case, the trustee may be required to resign as trustee under the applicable indenture and we would be required to appoint a successor trustee.

F.             4.000% Notes due 2042

Prospectus Supplement:

DESCRIPTION OF NOTES

General

We offered $1,000,000,000 initial aggregate principal amount of 4.00% Notes due 2042 (the “2042 Notes” or the “notes”) The notes are governed by New York law.

The notes are unsecured, unsubordinated indebtedness of AstraZeneca PLC and rank equally with all of AstraZeneca PLC’s other unsecured and unsubordinated indebtedness from time to time outstanding.

There is no sinking fund for any series of notes. We have listed the notes on the New York Stock Exchange.

Interest Payments and Maturity

For purposes of the description below, “business day” means any day which is not, in London, England or New York, New York, or the place of payment of amounts payable in respect of the notes, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law, regulation or executive order to close.

Maturity. The principal amount of 2042 Notes will mature and become due and payable, together with any accrued and unpaid interest, on September 18, 2042.

Interest Rate. The 2042 Notes will bear interest from their respective original issue date until their principal amount is paid or made available for payment, at a rate equal to 4.00% per annum, respectively, calculated on the basis of a 360-day year and twelve 30-day months.

Interest Payment Dates. Interest on the notes will be paid semi-annually in arrears on September 18 and March 18 of each year, commencing March 18, 2013 (each an “Interest Payment Date”). However, if an Interest Payment Date would fall on a day that is not a business day, the Interest Payment Date will be postponed to the next succeeding day that is a business day, but no additional interest shall be paid unless we fail to make payment on such date.

Interest Periods. The first interest period for the notes will be the period from and including the Issue date to but excluding the first Interest Payment Date. Thereafter, the interest periods for the notes will be the periods from and including the Interest Payment Dates to but excluding the immediately succeeding Interest Payment Date (together with the first interest period, each an “Interest Period”). The final Interest Period will be the period from and including the Interest Payment Date immediately preceding the maturity date to the maturity date.

Redemption

As explained below, under certain circumstances we may redeem the notes before they mature. This means that we may repay them early. The security holder has no right to require us to redeem the notes. Notes will stop bearing interest on the redemption date, even if the security holder does not collect his or her money. We will give notice to DTC of any redemption we propose to make at least 30 days, but no more than 60 days, before the redemption date. Notice by DTC to participating institutions and by these participants to street name holders of indirect interests in the notes will be made according to arrangements among them and may be subject to statutory or regulatory requirements.

Optional Redemption

We may redeem the notes, in whole or in part, at any time and from time to time at a redemption price equal to the greater of (i) 100% of the principal amount of the notes, and (ii) as determined by the quotation agent, the sum of the present values of the remaining scheduled payments of principal and interest on the notes to be redeemed (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus the Make-Whole Spread (as set forth below) plus, in each case, accrued interest thereon to the date of redemption. In connection with such optional redemption, the following defined terms apply:

•                  “Treasury rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the comparable treasury issue, assuming a price for the comparable treasury issue (expressed as a percentage of its principal amount) equal to the comparable treasury price for such redemption date.

•                  “Comparable treasury issue” means the United States Treasury security selected by the quotation agent as having a maturity comparable to the remaining term of the notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the notes.

•                  “Comparable treasury price” means, with respect to any redemption date, (i) the average, as determined by the Quotation Agent, of the reference treasury dealer quotations for such redemption date, after excluding the highest and lowest such reference treasury dealer quotations, or (ii) if the trustee obtains fewer than three such reference treasury dealer quotations, the average of all such quotations.

•                  “Quotation agent” means the reference treasury dealer appointed by us.

•                  “Reference treasury dealer” means (i) each of Goldman, Sachs & Co., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC, and their respective successors or affiliates; provided, however, that if the foregoing shall cease to be a primary US government securities dealer in New York City (a “primary treasury dealer”), we shall substitute therefor another primary treasury dealer; and (ii) any other primary treasury dealer selected by us.

•                  “Reference treasury dealer quotations” means, with respect to each reference treasury dealer and any redemption date, the average, as determined by the quotation agent, of the bid and asked prices for the comparable treasury issue (expressed in each case as a percentage of its principal amount) quoted in writing to the trustee by such reference treasury dealer at 5:00 p.m., Eastern Standard Time, on the third business day preceding such redemption date.

•                  “Make-Whole Spread” means 20 basis points.

Optional Tax Redemption

In the event of various tax law changes after the date of this prospectus supplement and other limited circumstances that require us to pay additional amounts, as described in the Base Prospectus under “Description of Debt Securities — Payment of Additional Amounts”, we may redeem all, but not less than all, of the notes at a price equal to 100% of the principal amount of the notes plus accrued interest to the date of redemption. This means we may repay the notes early. We discuss our ability to redeem the notes in greater detail under “Description of Debt Securities — Optional Tax Redemption”.

Further Issuances

We may, without the consent of the holders of notes, issue additional notes having the same ranking and same interest rate, maturity date, redemption terms and other terms as the notes described in this prospectus supplement. Any such additional notes, together with the notes offered by this prospectus supplement, will constitute a single series of securities under the Indenture. There is no limitation on the amount of notes or other debt securities that we may issue under such indenture.

We may offer additional notes with OID for US federal income tax purposes as part of a further issue. Purchasers of notes after the date of any further issue will not be able to differentiate between notes sold as part of such further issue and previously issued notes. If we were to issue additional notes with OID, purchasers of notes after such further issue may be required to accrue OID (or greater amounts of OID than they would otherwise have accrued) with respect to their notes. This may affect the price of outstanding notes following a further issue. Purchasers are advised to consult legal counsel with respect to the implications of any future decision by us to undertake a further issue of notes with OID.

Form, Denomination, Clearance and Settlement

We will issue the notes in fully registered form. The notes will be represented by one or more global securities registered in the name of a nominee of DTC. The security holder will hold beneficial interests in the notes through DTC in book-entry form. The notes will be issued in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof. The underwriters expect to deliver the notes through the facilities of DTC on September 18, 2012. Indirect holders trading their beneficial interests in the notes through DTC must trade in DTC’s same-day funds settlement system and pay in immediately available funds. Secondary market trading through Euroclear and Clearstream, Luxembourg will occur in the ordinary way following the applicable rules and operating procedures of Euroclear and Clearstream, Luxembourg.

Payment of principal of and interest on the notes, so long as the notes are represented by global securities, as discussed below, will be made in immediately available funds. Beneficial interests in the global securities will trade in the same-day funds settlement system of DTC, and secondary market trading activity in such interests will therefore settle in same-day funds.

Payment of Additional Amounts

For more information on additional amounts and the situations in which AstraZeneca PLC may be required to pay additional amounts, see “Description of Debt Securities — Payment of Additional Amounts” in the Base Prospectus below.

Defeasance and Discharge

We may release ourselves from any payment or other obligations on the notes as described under “Description of Debt Securities — Satisfaction, Discharge and Defeasance” in the Base Prospectus.

Paying Agent

The principal corporate trust office of the trustee in The City of New York is designated as the principal paying agent. See “—Trustee” immediately below. We may at any time designate additional paying agents or rescind the designation of paying agents or approve a change in the office through which any paying agent acts.

Trustee

As a result of the transfer of JPMorgan Chase Bank’s corporate trust business to The Bank of New York Mellon (formerly known as The Bank of New York), effective October 1, 2006, The Bank of New York Mellon is the trustee under the Indenture. The trustee’s address is The Bank of New York Mellon, Corporate Trust Office, 101 Barclay Street, New York, NY 10286. The trustee will also serve as the paying agent for the notes. See “— Paying Agent” immediately above.

See “Description of Debt Securities — Concerning the Trustee” and “Description of Debt Securities — Default and Related Matters” in the Base Prospectus below for a description of the trustee’s procedures and remedies available in the event of default.

Base Prospectus:

DESCRIPTION OF DEBT SECURITIES

We may issue debt securities using this prospectus. As required by US federal law for all publicly offered corporate bonds and notes, the debt securities are governed by a document called an indenture. The indenture relating to the debt securities issued by us is a contract, dated as of April 1, 2004, between AstraZeneca PLC and JPMorgan Chase Bank, as trustee. As a result of the transfer of JPMorgan Chase Bank’s corporate trust business to The Bank of New York Mellon (formerly known as The Bank of New York) effective October 1, 2006, The Bank of New York Mellon is the trustee under the indenture. See “— The Trustee” below.

In this description “the security holder” means direct holders and not street name or other indirect holders of securities. Indirect holders should read the section “Legal Ownership — Street Names and Other Indirect Holders” above.

General

This section summarizes the material provisions of the indenture and the debt securities. Because it is a summary, it does not describe every aspect of the indenture or the debt securities. This summary is subject to and qualified in its entirety by reference to all of the indenture provisions, including some of the terms used and defined in the indenture. We describe the meaning of only the more important terms in this prospectus. We also include references in parentheses to some sections of the indenture. Whenever we refer to particular sections or defined terms of the indenture in this prospectus or in the prospectus supplement, those sections or defined terms are incorporated by reference here or in the prospectus supplement. This summary is also subject to and qualified by reference to the description of the particular terms of the security holder’s series of debt securities described in the prospectus supplement.

The indenture and its associated documents contain the full legal text of the matters described in this section. The indenture and the debt securities are governed by New York law. The indenture is an exhibit incorporated by reference into this prospectus.

The debt securities are unsecured obligations of AstraZeneca PLC. The debt securities will rank equally in right of payment with all of our other unsecured and unsubordinated indebtedness except for indebtedness that is preferred under applicable law.

The Trustee

The Bank of New York Mellon (as successor trustee to JPMorgan Chase Bank) is the trustee under the indenture. As trustee, it has two main roles:

•                  first, it can enforce the security holder’s rights against us if we default on debt securities issued under the indenture. There are some limitations on the extent to which the trustee may act on the security holder’s behalf, described under “Defaults and Related Matters — Remedies if an event of default occurs” below; and

•                  second, the trustee performs administrative duties for us, such as sending the security holder interest payments and notices.

Types of Debt Securities

The indenture does not limit the amount of debt securities that we can issue. It provides that debt securities may be issued in one or more series up to the aggregate principal amount as we authorize from time to time. All debt securities of one series need not be issued at the same time and we may reopen any series, without the consent of a holder of that series, to issue additional debt securities of the same series.

The prospectus supplement relating to a series of debt securities will describe the following terms of the series:

•                  the title of the series of debt securities;

•                  the aggregate principal amount of debt securities and any limit on the aggregate principal amount of the series of debt securities;

•                  any stock exchange on which we will list the debt securities;

•                  the date or dates on which we will repay the principal amount of the series of debt securities or the method by which the date or dates will be determined;

•                  any rate or rates at which the series of debt securities will bear interest or the method by which the interest rate or rates will be determined;

•                  the date or dates from which any interest on the series of debt securities will accrue, the dates on which interest will be payable and the record dates for interest payments or the method by which such date or dates will be determined and the method by which interest will be calculated if different to a 360-day year of twelve 30-day months;

•                  the place or places where the principal and any interest on debt securities will be payable if other than the corporate trust office of the trustee in New York, New York;

•                  the price or prices at which, the period or periods within which, the currency or currencies, currency unit or composite currency in which, and the terms and conditions upon which we may redeem the series of debt securities in whole or in part;

•                  any right or obligation to redeem, repay or purchase the debt securities as a result of any sinking fund or similar provisions, or at the option of the holder of the debt securities and the period or periods within which, the price or prices at which and every other term and condition upon which the debt securities will be redeemed, repaid or purchased;

•                  the denominations in which debt securities of the series are issuable, if other than denominations of $1,000 and any multiple of $1,000;

•                  the portion of the principal amount of the series of debt securities payable if an acceleration of the maturity of the debt securities is declared, if other than the principal amount;

•                  the currency, including any composite currency, of payment of the principal, premium, if any, and interest on the series of debt securities if other than US dollars;

•                  whether we or a holder of debt securities may elect to have the principal, premium, if any, or interest on the series of debt securities paid in a currency or composite currency other than the currency in which the debt securities are stated to be payable, and if so, any election period and the terms and conditions governing such an election;

•                  whether we will be required to pay additional amounts for withholding taxes or other governmental charges and, if applicable, a related right to an optional tax redemption for such a series;

•                  any index used to determine the amount of payment of principal, premium, if any, and interest on the series of debt securities and how these amounts will be determined if they are not fixed when the debt securities are issued;

•                  the forms of the series of debt securities;

•                  the applicability of the provisions described later under “— Satisfaction, Discharge and Defeasance”;

•                  any authenticating or paying agents, transfer agents or registrars or any other agents acting in connection with the debt securities other than the trustee;

•                  if applicable, a discussion of any additional material US federal income and UK tax considerations; and

•                  any other special features of the series of debt securities.

We may issue the debt securities as original issue discount securities, which are debt securities offered and sold at a substantial discount to their stated principal amount.

Overview of the Remainder of this Description

The remainder of this description summarizes:

•                  Additional mechanics relevant to the debt securities under normal circumstances, such as how the security holder transfers ownership and where we make payments.

•                  The security holder’s right to receive payment of additional amounts due to changes in the tax withholding requirements of various jurisdictions.

•                  The security holder’s rights under several special situations, such as if we merge with another company or if we want to redeem the debt securities for tax reasons.

•                  Covenants contained in the indenture that restrict our ability to incur liens and undertake sale and leaseback transactions. A particular series of debt securities may have different covenants.

•                  The security holder’s rights if we default.

•                  The security holder’s rights if we want to modify the indenture.

•                  Our relationship with the trustee.

Additional Mechanics

Exchange and Transfer

Unless otherwise stated in the prospectus supplement, the debt securities will be issued only in fully registered form without interest coupons in denominations of $1,000 or whole multiples of $1,000. The security holder may have his or her debt securities broken into more debt securities of smaller $1,000 denominations or combined into fewer debt securities of larger $1,000 denominations, as long as the total principal amount is not changed. This is called an exchange.

The security holder may exchange or transfer registered debt securities at the office of the trustee. The trustee acts as our agent for registering debt securities in the names of holders and for transferring registered debt securities. We may change this appointment to another entity or perform the service ourselves. The entity performing the role of maintaining the list of registered holders is called the security registrar. It will also register transfers of the registered debt securities.

The security holder may not exchange his or her registered debt securities for bearer securities.

There will be no service charge for any exchange or registration of transfer of the debt securities, but we may require payment of an amount sufficient to cover any tax or other governmental charge imposed in connection with any exchange or registration of transfer.

The transfer or exchange of a registered debt security may be made only if the security registrar is satisfied with the security holder’s proof of ownership.

If the debt securities are redeemable and we redeem less than all of the debt securities of a particular series, we may block the transfer or exchange of debt securities during a specified period of time in order to freeze the list of holders to prepare the mailing. The period begins 15 days before the day we first mail the notice of redemption and ends on the day of that mailing. We may also refuse to register transfers or exchanges of debt securities selected or called for redemption. However, we will continue to permit transfers and exchanges of the unredeemed portion of any security being partially redeemed.

Payment and Paying Agents

We will pay interest to the security holder if he or she is a direct holder of debt securities at the close of business on a particular day in advance of each due date for interest, even if the security holder no longer owns the security on the interest due date. That particular day, usually about two weeks in advance of the interest due date, is called the record date and is stated in the prospectus supplement.

Unless otherwise specified in the prospectus supplement, we will pay interest, principal and any other money due on debt securities in registered form at the corporate trust office of The Bank of New York Mellon (as successor paying agent to JPMorgan Chase Bank) in the Borough of Manhattan, The City and State of New York as paying agent for the debt securities. That office is located at The Bank of New York Mellon, 101 Barclay Street, New York,

New York 10286. At our option, we may pay interest on any debt securities by check mailed to the registered holders.

Some of the debt securities may be denominated, and payments may be made, in currencies other than US dollars or in composite currencies. A summary of any special considerations which apply to these debt securities is in the applicable prospectus supplement.

Street name and other indirect holders should consult their banks or brokers for information on how they will receive payments.

We may arrange for additional payment offices, or may cancel or change these offices, including our use of the trustee’s corporate trust office. These offices are called paying agents. We may also choose to act as our own paying agent, but must always maintain a paying agency in the Borough of Manhattan, The City and State of New York. Whenever there are changes in the paying agents for any particular series of debt securities we must notify the trustee.

Payment of Additional Amounts

We agree that any amounts to be paid by us under any series of debt securities of principal, premium and interest in respect of the debt securities will be paid without deduction or withholding for, any and all present and future taxes, levies, duties, assessments, imposts or other governmental charges of whatever nature imposed, assessed, levied or collected by or for the account of the government of any jurisdiction in which we are resident for tax purposes (at the time of the issuance, the UK) or any political subdivision or taxing authority of such jurisdiction, unless such withholding or deduction is required by law. If such deduction or withholding is at any time required, we will (subject to compliance by the security holder with any relevant administrative requirements) pay such additional amounts as will result in the receipt of such amounts as would have been received by the holder had no such withholding or deduction been required.

The indenture provides that we will not have to pay additional amounts in certain specified circumstances, and that those circumstances may be modified or supplemented for different series of debt securities. Unless the prospectus supplement for a series of debt securities provides otherwise, debt securities issued using this prospectus will provide that we will not have to pay additional amounts if:

•                  the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for the holder’s connection to the jurisdiction in which we are resident for tax purposes, other than by merely holding the debt security or by receiving principal, premium, if any, or interest, if any, on the debt security, or enforcing the debt security. These connections include where the holder or related party:

•                  is or has been a domiciliary, national or resident of such jurisdiction;

•                  is or has been engaged in a trade or business in such jurisdiction;

•                  has or had a permanent establishment in such jurisdiction; or

•                  is or has been physically present in such jurisdiction.

•                  the tax, levy, impost or other governmental charge would not have been imposed, assessed, levied or collected but for presentation of the debt security for payment, if presentation is required, more than 30 days after the security became due or payment was provided for;

•                  the tax, levy, impost or other governmental charge is an estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

•                  the tax, levy, impost or other governmental charge is payable in a manner that does not involve deduction or withholding from payments on or in respect of the relevant debt security;

•                  the tax, levy, impost or other governmental charge would not have been imposed or withheld but for the failure of the holder or beneficial owner to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with any jurisdiction in which we are resident for tax purposes, as required by any treaty, statute, regulation or administrative practice of such jurisdiction as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

•                  the tax, levy, impost or other governmental charge is imposed on a payment to or for an individual and is required to be made pursuant to the European Union Directive 2003/48/EC on the taxation of savings or any other directive implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000 or any law implementing or complying with, or introduced in order to conform to, such Directive;

•                  the holder would have been able to avoid such withholding or deduction by authorizing the paying agent to report information in accordance with the procedure laid down by the relevant tax authority or by producing, in the form required by the relevant tax authority, a declarative, claim, certificate, document or other evidence establishing exemption therefrom;

•                  the holder would have been able to avoid such withholding or deduction by presenting the relevant debt security to another paying agent in a Member State of the EU or elsewhere; or

•                  the holder of the debt security is a fiduciary, partnership or a person other than the sole beneficial owner of any payment that would be required, by the laws of the jurisdiction in which we are resident for tax purposes, to be included in income, for tax purposes, of a beneficiary or settlor with respect to the fiduciary, a member of that partnership or a beneficial owner who would not have been entitled to the additional amounts had that beneficiary, settlor, partner or beneficial owner been the holder.

Mergers and Similar Events

We are generally permitted to consolidate or merge with another company or other entity that is organized under the laws of the United Kingdom, the United States or any other country which is a member of the Organization for Economic Cooperation and Development. We are also generally permitted to sell or convey our property as an entirety or substantially as an entirety to such other entity. Our ability to take some of these actions is restricted in the following ways:

•                  any entity succeeding us must assume our obligations in relation to the debt securities and under the indenture;

•                  if the succeeding entity is not organized under the laws of the United Kingdom or a State of the United States, the succeeding entity’s assumption of our obligations in relation to the debt securities and under the indenture must include the obligation to pay any additional amounts as described under “— Payment of Additional Amounts”.

It is possible that the merger, sale, or lease of all or substantially all of our assets would cause a principal property of ours or of a restricted subsidiary of ours or shares of stock or indebtedness of any of our restricted subsidiaries to become subject to a lien giving other lenders preferential rights in that property over holders of debt securities. We have promised to limit these preferential rights on our property, called liens, as discussed under “— Limitation on Liens”. If a merger or other transaction would create any impermissible liens on our property, we must grant an equivalent or higher-ranking lien on the same property to the security holder and the other direct holders of the debt securities.

Optional Tax Redemption

We have the option to redeem the debt securities in the two situations described below. The redemption price for the debt securities, other than original issue discount debt securities, will be equal to the principal amount of the debt securities being redeemed plus accrued interest and any additional amounts due on the date fixed for redemption. The redemption price for original issue discount debt securities will be specified in the applicable prospectus supplement. We must give the security holder between 30 and 60 days’ notice before redeeming the debt securities.

The first situation is where, as a result of a change or amendment to any law or related regulation or ruling of the jurisdiction in which we are resident for tax purposes, or any change in an application or interpretation of such laws, regulations or rulings, or any change in application or interpretation of, or any execution of an amendment to, any treaty, we would have to pay additional amounts as described under “— Payment of Additional Amounts”.

This first situation applies only in the case of changes, amendments, applications, interpretations or executions that occur on or after the date specified in the prospectus supplement for the applicable series of debt securities. If we are succeeded by another entity, the applicable jurisdiction will be the jurisdiction in which such successor is resident for tax purposes, rather than the jurisdiction in which we are resident for tax purposes, and the applicable date will be the date such entity became successor, rather than the date specified in the prospectus supplement.

The second situation is where our independent legal adviser has advised us that, as a result of action taken by a taxation authority of, or any action brought in a court of competent jurisdiction in, the jurisdiction in which we are resident for tax purposes, after the date specified in the prospectus supplement for the applicable series of debt securities, we would have to pay additional amounts as described under “— Payment of Additional Amounts” and the payment of such additional amounts cannot be avoided by the use of reasonable measures available to us. If we are succeeded by another entity, the applicable jurisdiction will be the jurisdiction in which such successor is resident for tax purposes, rather than the jurisdiction in which we are resident for tax purposes and the applicable date will be the date such entity became our successor.

Covenants

Limitation on Liens

Some of our property and the property of our subsidiaries may be subject to a mortgage, pledge, assignment, charge or other legal mechanism that gives a lender preferential rights in that property over other lenders, including the security holder and the other direct holders of the debt securities, or over our general creditors if we fail to repay them. These preferential rights are generally called liens.

We undertake that we and certain of our subsidiaries, which we refer to as “restricted subsidiaries”, will not become obligated on any new debt for borrowed money that is secured by a lien on any principal property or on any shares of stock or indebtedness of any of our restricted subsidiaries unless we grant an equivalent or higher-ranking lien on the same property to the security holder and the other direct holders of the debt securities.

•                  Restricted subsidiary means any wholly-owned subsidiary:

•                  with substantially all of its property located within the UK or the US; and

•                  which owns a principal property;

but does not include any wholly-owned subsidiary principally engaged in leasing or in financing installment receivables or principally engaged in financing the operations of us and our consolidated subsidiaries.

•                  A wholly-owned subsidiary means any corporation in which control, directly or indirectly, of all of the stock with ordinary voting power to elect the board of directors of that corporation is owned by us, or by one or more of our wholly-owned subsidiaries or by us and one or more of our wholly-owned subsidiaries.

•                  A subsidiary, with respect to any person, is any corporation in which that person owns or controls directly or indirectly at least a majority of stock with ordinary voting power to elect a majority of the board of directors.

•                  Principal property means any manufacturing plant or facility or any research facility owned by us or any restricted subsidiary. A principal property must also be located within the UK or the US and have a gross book value (before deducting any depreciation reserve) exceeding 2% of our consolidated net tangible assets. Principal property does not include:

•                  any plant or facility or research facility which in the opinion of our board of directors is not materially important to the total business conducted by us and our subsidiaries; or

•                  any portion of a property described above which, in the opinion of our board of directors, is not materially important to the use or operation of the property.

We do not need to comply with this restriction if the amount of all debt that would be secured by liens on our principal properties and the shares of stock or indebtedness of our restricted subsidiaries is no more than 15% of our consolidated net tangible assets.

•                  Our consolidated net tangible assets mean AstraZeneca PLC’s consolidated total assets, after deducting:

•                  all liabilities due within one year (other than short-term borrowings and long-term debt due within one year); and

•                  all goodwill, trade names, trademarks, patents and other similar types of intangible assets as shown on the audited consolidated balance sheet contained in the latest annual report to our shareholders.

This restriction on liens does not apply to debt secured by a number of different types of liens. These types of liens include the following:

•                  any lien on property, shares of stock or indebtedness of any corporation existing at the time the corporation becomes a restricted subsidiary;

•                  any lien on property or shares of stock existing at the time of acquisition of that property or those shares of stock, or to secure the payment of all or any part of the purchase price of that property or those shares of stock, or to secure any debt incurred before, at the time of, or within twelve months after, in the case of shares of stock, the acquisition of the shares of stock and, in the case of property, the later of the acquisition, completion of construction (including any improvements on an existing property) or commencement of the commercial operation of the property, where the debt is incurred to finance all or any part of the purchase price;

•                  any lien securing debt owed to us or to any of our restricted subsidiaries by us or any of our restricted subsidiaries;

•                  any lien existing at the date of the indenture;

•                  any lien on a principal property to secure debt incurred to finance all or part of the cost of improving, constructing, altering or repairing any building, equipment or facilities or of any other improvements on all or any part of that principal property, if the debt is incurred before, during, or within twelve months after completing the improvement, construction, alteration or repair;

•                  any lien on property owned or held by any corporation or on shares of stock or indebtedness of any corporation, where the lien existed either at the time the corporation is merged, consolidated or amalgamated with either us or a restricted subsidiary or at the time of a sale, lease or other disposition of all or substantially all of the property of a corporation to us or a restricted subsidiary;

•                  any lien arising by operation of law and not securing amounts more than 90 days overdue or otherwise being contested in good faith;

•                  any lien arising by operation of law over any credit balance or cash held in any account with a financial institution;

•                  any rights of financial institutions to offset credit balances in connection with the operation of cash management programs established for our benefit and/or the benefit of any restricted subsidiary;

•                  any lien incurred or deposits made in the ordinary course of business, including but not limited to:

•                  any mechanics’, materialmen’s, carriers’, workmen’s, vendors’ or other similar liens;

•                  any liens securing amounts in connection with workers’ compensation, unemployment insurance and other types of social security; and

•                  any easements, rights-of-way, restrictions and other similar charges;

•                  any liens incurred or deposits made securing the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, government contracts, performance and return of money bonds and other obligations of a similar nature incurred in the ordinary course of business;

•                  any lien securing taxes or assessments or other applicable governmental charges or levies;

•                  any extension, renewal or replacement or successive extensions, renewals or replacements, in whole or in part, of any lien included in the preceding paragraphs or of any of the debt secured under the preceding paragraphs, so long as the principal amount of debt secured does not exceed the principal amount of debt secured at the time of the extension, renewal or replacement, and that the extension, renewal or replacement lien is limited to all or any part of the same property or shares of stock that secured the lien extended, renewed or replaced (including improvements on that property), or property received or shares of stock issued in substitution or exchange; and

•                  any lien in favor of us or any subsidiary of ours.

The following types of transactions will not be deemed to create debt secured by a lien and, therefore, will also not be subject to the restriction on liens:

•                  any liens on property of ours or a restricted subsidiary in favor of the US or any State of the US, or the UK, or any other country, or any political subdivision of, or any department, agency or instrumentality of, these countries or states, to secure partial, progress, advance or other payments under provisions of any contract or statute including, but not limited to, liens to secure debt of pollution control or industrial revenue bond type, or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or cost of construction of the property subject to these liens.

Limitation on Sale and Lease-Back Transactions

Neither we nor any of our restricted subsidiaries will enter into any sale and lease-back transaction involving a principal property without complying with this covenant.

A sale and lease-back transaction is an arrangement between us or a restricted subsidiary and any person in which we or the restricted subsidiary leases back for a term of more than three years a principal property that we or the restricted subsidiary has sold or transferred to that person.

We and our restricted subsidiaries may enter into sale and lease-back transactions provided that the total amount of attributable debt attributable to all sale and lease-back transactions plus other debt of ours or any of our restricted subsidiaries that is secured by liens (but excluding debt secured by liens on property that we or a restricted subsidiary would be entitled to incur, assume or guarantee without equally and ratably securing the debt securities offered by this prospectus as described under “— Limitation on Liens” above) does not exceed 15% of consolidated net tangible assets.

This restriction does not apply to any sale and lease-back transaction if:

•                  we or the restricted subsidiary seeking to enter into the sale and lease-back could incur, assume or guarantee debt secured by a lien on the principal property to be leased without equally and ratably securing the debt securities offered by this prospectus as a result of one or more of the exceptions to the limitation on liens as described under “— Limitation on Liens” above;

•                  within twelve months before or after the sale or transfer, regardless of whether the sale or transfer may have been made by us or a restricted subsidiary, we apply, an amount equal to the net proceeds of the sale or transfer (in the case of a sale or transfer for cash), or an amount equal to the fair value of the principal property so leased at the time of entering into the sale or transfer as determined by our board of directors (in the case of a sale or transfer otherwise than for cash), to

•                  the retirement of indebtedness for money borrowed, incurred or assumed by us or any restricted subsidiary which matures at, or is extendible or renewable at the option of the obligor to, a date more than twelve months after the date of incurring, assuming or guaranteeing such debt, or

•                  investment in any principal property or principal properties.

This restriction on sale and lease-back transactions also does not apply to any transaction between us and a restricted subsidiary, or between restricted subsidiaries.

Attributable debt means the present value (discounted at a rate equal to the weighted average of the rate of interest on all securities then issued and outstanding under the indenture, compounded semi-annually) of our or a restricted subsidiary’s obligation for rental payments for the remaining term of any lease in a sale and lease-back transaction.

Default and Related Matters

Events of Default

A holder of debt securities of a particular series will have special rights if any event of default occurs with respect to that series and is not cured, as described later in this subsection.

What is an event of default? An event of default means any of the following:

•                  Interest — default for 30 days in the payment of any installment of interest on the series of debt securities;

•                  Principal — default in the payment of all or any part of the principal of the series of debt securities when such principal becomes due and payable either at maturity, upon redemption, by acceleration or otherwise;

•                  Sinking Fund Installment — default in the payment of any sinking fund installment as and when such installment becomes due and payable by the specific terms of the series of debt securities or beyond any period of grace;

•                  Covenant — breach or default by us in the performance of a covenant or warranty in respect of the debt securities of the relevant series which has not been remedied for ninety days after we receive written notice of the default from the trustee or we and the trustee receive written notice of the default from the holders of at least 25% of the principal amount of the debt securities of all affected series;

•                  Bankruptcy — certain events of bankruptcy, insolvency or reorganization affecting us; or

•                  Other — any other event of default provided in any supplemental indenture or resolution of our board of directors under which a particular series is issued or in the form of security for such series.

No event of default described in the provisions above with respect to a particular series of debt securities will necessarily constitute an event of default with respect to any other series of debt securities and the events of default for any specific series may be modified as described in the applicable prospectus supplement.

Remedies if an event of default occurs. If an event of default, other than a “Bankruptcy” default, has occurred (but only if, in the case of a “Covenant” default, the default has occurred for less than all series of debt securities then issued under the indenture and outstanding) and has not been cured, the trustee or the holders of at least 25% of the principal amount of debt securities of the affected series (each affected series voting as a separate class) may declare the principal amount (or, if the debt securities of a series are original issue discount securities, that portion of the principal amount as may be specified in the terms of that series) of all the debt securities of that series, together with any accrued interest, to be due and payable immediately. If an event of default has occurred under “Covenant” default with respect to all of the series of debt securities then issued under the indenture and outstanding, or under “Bankruptcy” default, and has not been cured, the trustee or the holders of at least 25% of the principal amount of all the debt securities then issued under the indenture and outstanding (treated as one class) may declare the principal

(or, if any debt securities are original issue discount securities, that portion of the principal amount as may be specified in the terms of that series) of all debt securities then issued under the indenture and outstanding, together with any accrued interest, to be due and payable immediately. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of at least a majority in principal amount of the debt securities of the affected series or by at least a majority in principal amount of all the debt securities then issued under the indenture and outstanding (voting as one class), as the case may be, if certain conditions are met.

Before a declaration of acceleration of maturity, past “Covenant” defaults that do not affect all series of debt securities then issued under the indenture and outstanding may be waived by the holders of a majority in principal amount of the debt securities then outstanding of each affected series (each such series voting as a separate class). Past “Covenant” defaults that affect all series of debt securities then issued under the indenture and outstanding and past “Bankruptcy” defaults may be waived by the holders of a majority in principal amount of all the debt securities then issued under the indenture and outstanding (treated as one class). Default in the payment of principal of or interest on or any sinking fund installment of debt securities of any series or a covenant or provision of the indenture that cannot be modified or amended without the consent of the holder of each debt security affected may only be modified or amended with the consent of such holder.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability. This protection is called an indemnity. If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may, subject to certain limitations and conditions, direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. These majority holders may also, subject to certain limitations and conditions, direct the trustee in performing any other action under the indenture.

Before the security holder bypasses the trustee and brings his or her own lawsuit or other formal legal action or takes other steps to enforce his or her rights or protects his or her interests relating to the debt securities, the following must occur:

•                  the security holder must give the trustee written notice that an event of default has occurred and remains uncured;

•                  the holders of 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default, and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action; and

•                  the trustee must have not taken action for 60 days after receipt of the above notice and offer of indemnity and the trustee has not received an inconsistent direction from the holders of a majority in principal amount of all outstanding debt securities of the relevant series during that period.

These limitations do not apply to a suit instituted by the security holder for the enforcement of payment of the principal or interest on a debt security on or after the respective due dates.

We will file annually with the trustee on or before March 31 in each year a written statement of certain of our officers certifying that, to their knowledge, we have not defaulted on our covenants under the indenture or else specifying any default that exists.

For any series of debt securities that is a series of original issue discount securities the prospectus supplement will contain provisions for the acceleration of the maturity of a portion of the principal amount of such original issue discount securities.

Modification of the Indenture and Waiver

There are three types of changes we can make to the indenture and any series of the debt securities.

Changes not requiring approval. The first type of change does not require any vote by holders of debt securities. The security holder’s consent is not required to do any of the following:

•                  to transfer or pledge any property or assets to the trustee as security for any series of the debt securities;

•                  to evidence the succession of any successor corporation to us as described under “Mergers and Similar Events” above;

•                  to evidence the succession of any successor trustee under the indenture or to add to or change any provisions of the indenture as necessary to provide for the appointment of an additional trustee or trustees;

•                  to add to our covenants or to add additional events of default for the benefit of the holders of any series of the debt securities;

•                  to cure any ambiguity or to correct or supplement any provision of the indenture that may be defective or inconsistent with any other provision of the indenture; or

•                  to make any other provisions with respect to matters or questions arising under the indenture as our board of directors may deem necessary or desirable and that shall not adversely affect the interests of holders of any series of the debt securities in any material respect.

Changes requiring the approval of a majority of holders. The second type of change to the indenture and the debt securities requires a vote in favor by holders of debt securities owning at least a majority of the principal amount of all series of debt securities then outstanding and affected by such charge (each affected series voting as a separate class). In this manner, any provision of the indenture or any series of debt securities may be changed or eliminated unless the provision relates to a matter that requires the consent of each affected holder as discussed below.

Changes requiring the security holder’s approval. Third, there are changes that cannot be made to the security holder’s debt securities without the specific approval of each affected holder. The security holder’s consent is required before we could do any of the following:

•                  extend the final maturity of a debt security;

•                  reduce the principal amount of a debt security;

•                  reduce the rate or extend the time of payment of any interest on a debt security;

•                  reduce any amount payable on redemption of a debt security;

•                  reduce the amount of principal due and payable upon an acceleration of the maturity or provable in bankruptcy of a debt security issued at an original issue discount;

•                  impair the security holder’s right to sue for payment;

•                  impair any right of repayment at the option of the holder;

•                  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture; or

•                  change in any manner adverse to the holders of the debt securities our obligations relating to the payment of principal and interest, and sinking fund payments.

Satisfaction, Discharge and Defeasance

We may terminate our repayment and obligations on the debt securities, when:

•                  we have paid or caused to be paid the principal of and interest, if any, then due and payable on all outstanding debt securities of any series;

•                  we have delivered to the trustee for cancellation all outstanding debt securities of any series; or

•                  all the outstanding debt securities of the series that have not been delivered to the trustee for cancellation have become or will become due and payable within one year and we have made arrangements satisfactory to the trustee for the giving of notice of redemption by the trustee in our name, and we have deposited with the trustee sufficient funds to pay and discharge the entire indebtedness on the series of debt securities to pay principal and interest, if any.

We may legally release ourselves from any payment or other obligations on the debt securities, except for various obligations described below, if we, in addition to other actions, put in place the following arrangements for the security holder:

•                  we must deposit in trust for the security holder’s benefit and the benefit of all other direct holders of the debt securities a combination of money and government obligations that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates; and

•                  we must deliver to the trustee a legal opinion of our counsel to the effect that the holders of the debt securities of that series will not recognize gain or loss for US federal income tax purposes as a result of the defeasance and will be subject to the same federal income tax as would be the case if the defeasance did not occur.

However, even if we take these actions, a number of our obligations relating to the debt securities will remain. These include the following obligations:

•                  to register the transfer and exchange of debt securities and our right of optional redemption, if any;

•                  to replace mutilated, defaced, destroyed, lost or stolen debt securities;

•                  to pay principal and interest, if any, on the original stated due dates and any remaining rights of the holders to receive sinking fund payments, if any, from funds deposited with the trustee;

•                  immunities of the trustee; and

•                  to hold money for payment in trust.

Government obligation means securities that are:

•                  direct obligations of the US or any foreign government of a sovereign state for the payment of which is pledged by the full faith and credit of the US or such foreign government; or

•                  obligations of an entity controlled or supervised by and acting as an agency or instrumentality of the US or any foreign government of a sovereign state the payment of which is unconditionally guaranteed as a full faith and credit obligation of the US or such foreign government;

and are not callable or redeemable at the option of the issuer. Government obligation also includes:

•                  a depositary receipt issued by a bank or trust company as custodian for these government obligations, or specific payment of interest on or principal of these government obligations, held by such custodian for the account of the holder of a depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deductions from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of these government obligations, or the specific payment of interest on or principal of these government obligations, evidenced by such depositary receipt.

Notices

We and the trustee will send notices only to direct holders, using their addresses registered in the trustee’s records.

Regardless of who acts as paying agent, all money that we pay to a paying agent that remains unclaimed at the end of two years after the amount is due to direct holders of debt securities will be repaid to us. After that two-year period, the security holder may look only to us for payment and not to the trustee, any other paying agent or anyone else.

Governing Law

The debt securities and the indenture will be governed by and construed in accordance with the laws of the State of New York.

Concerning the Trustee

The Bank of New York Mellon acts as the trustee with respect to certain debt securities of certain of our subsidiaries.

If an event of default occurs, or an event occurs that would be an event of default if the requirements for either giving us notice or our default having to exist for a specified time period were disregarded, the trustee may be considered to have a conflicting interest with respect to the debt securities or the indenture for purposes of the Trust Indenture Act of 1939. In that case, the trustee may be required to resign as trustee under the applicable indenture and we would be required to appoint a successor trustee.